UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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AmerisourceBergen

2023

Proxy statement and notice of annual meeting of shareholders

In 2023, AmerisourceBergen will become Cencora

cencora

AmerisourceBergen is a global pharmaceutical solutions leader centered on improving the health of people and animals around the world.

Supply chain excellence is the bedrock of our organization and the platform from which we serve pharmacies, providers, and pharma partners to impact global access to care and accelerate positive health outcomes.

We are the partner of choice for a global network of healthcare customers. We provide secure, reliable access to pharmaceuticals and healthcare products and solutions that optimize their ability to serve patients and animals.

We continue to focus on and invest in innovative ways to enhance our partnerships with pharma and biopharma companies of all sizes. Our comprehensive and growing portfolio optimizes therapy success through end-to-end commercialization solutions that range from clinical trials and reimbursement to delivery and adherence.

Rooted in our purpose, our team members around the globe are united in our responsibility to create healthier futures.

We look to the year ahead with anticipation and excitement as we build a more unified corporate identity as Cencora. Continuity of business is our top priority throughout this transformation and we look forward to celebrating a bright future with our team members, partners, and customers.

AmerisourceBergen.com
Cencora.com

AmerisourceBergen

Dear AmerisourceBergen shareholders:
On behalf of the Board of Directors, I want to thank you for your continued investment in AmerisourceBergen.
During fiscal 2022, the AmerisourceBergen team delivered exceptional execution and performance, demonstrating the Company’s continued leadership as a global healthcare company. Throughout the year, AmerisourceBergen fulfilled its purpose to create healthier futures by supporting the response to the COVID-19 pandemic, ensuring the delivery of crucial medications and services around the world, and advancing pharmaceutical innovation and access. These accomplishments were achieved in a complex operating environment marked by inflationary pressures and macroeconomic challenges and are a testament to the dedication of 43,000 global team members. As a result of their efforts, AmerisourceBergen successfully fortified its foundation for further growth in fiscal 2023.
A key strategic priority for the Board and Executive Management Committee in fiscal 2022 was the successful integration of Alliance Healthcare, which AmerisourceBergen acquired in June 2021. To this end, the Merger Integration Committee, which is comprised solely of independent directors, provided guidance to the AmerisourceBergen management team and assisted the full Board with oversight of management’s integration of Alliance Healthcare. Alliance Healthcare expanded AmerisourceBergen’s global capabilities, and the Board is confident that the recent acquisition of PharmaLex will further enhance AmerisourceBergen’s portfolio of solutions and strengthen its ability to support customers.
As part of our efforts to oversee the Company’s long-term strategy, the Board remained focused on supporting AmerisourceBergen’s ESG initiatives. Members of the Board had the opportunity to participate in discussions with several of our largest shareholders through our ongoing shareholder engagement program and were pleased to receive positive feedback on AmerisourceBergen’s ESG progress. One key topic of discussion was the Compensation Committee’s incorporation of a new ESG metric within the executive compensation program for 2023. Shareholders appreciated the design of the metric, which helps to reinforce AmerisourceBergen’s ESG priorities. They also expressed support for the Company’s new integrated talent framework and its commitment to reducing greenhouse gas emissions through the adoption of Science-Based Targets.
We also made Board succession planning a priority and recently welcomed Dr. Lorence Kim and Dr. Redonda Miller as new independent directors. Lorence and Redonda are well positioned, including through their considerable healthcare expertise, to help the Board oversee AmerisourceBergen’s efforts to drive growth through innovation.
As part of our succession strategy, Michael Long and I will not be standing for re-election at this annual meeting. Mike has been a valued member of the Board, and we are incredibly grateful for his many contributions. For me, it has been an honor to serve as a member of the Board and to serve as the Lead Independent Director for the past several years. I leave knowing that the role of Lead Independent Director will be in very capable hands. Mark Durcan has been elected by the independent directors to succeed me as Lead Independent Director following the annual meeting. Mark’s experience as a public company CEO, service on other public company boards, and substantial experience in strategic planning, global markets and technological innovation make him well-equipped to serve in this important role.
On behalf of the entire Board, we are grateful for your support of the Board and AmerisourceBergen. The Board remains committed to ongoing dialogue with shareholders and values your input as we continue to evolve our practices and policies. Along with our shareholder engagement efforts, your vote is an important source of feedback. We encourage you to read the information in the proxy statement and the annual report in its entirety.
We respectfully request your support for our voting recommendations at the 2023 Annual Meeting of Shareholders, to be held virtually on Thursday, March 9, 2023, at 3:00 p.m.
Respectfully submitted, Jane E. Henney, M.D. Lead Independent Director January 27, 2023

Notice of 2023 Annual Meeting of Shareholders
Meeting information
Time and date Thursday, March 9, 2023 3:00 p.m., Eastern Time
Virtual meeting Held virtually-only via live webcast at www.virtualshareholder meeting.com/ABC2023
Who may vote Shareholders of record on January 9, 2023 may vote

Date of availability
This notice and proxy statement, together with our Annual Report on
Form 10-K for the fiscal year ended September 30, 2022, are being made available to shareholders on or about January 27, 2023

Items of business
Agenda		Board recommendation
1	Elect the ten directors named in the proxy statement	For each nominee
2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023	For
3	Conduct an advisory vote to approve the compensation of our named executive officers	For
4	Conduct an advisory vote on the frequency of a shareholder vote on the compensation of our named executive officers	Every year
5	Vote on the shareholder proposal set forth in this proxy statement, if properly presented at the 2023 Annual Meeting	Against
6	Transact any other business properly brought before the meeting
How to vote
It is important that your shares be represented and voted at the 2023 Annual Meeting. We urge you to vote by using any of the below methods.
Internet	Phone	Mail	Mobile device	At the meeting
Visit www.proxyvote.com and follow the instructions	Call toll-free 1.800.690.6903 inside the United States or Puerto Rico and follow the instructions	If you received a proxy/voting instruction card by mail, you can mark, date, sign and return it in the postage-paid envelope	Scan the QR code provided on your proxy/voting instruction card	Attend the virtual meeting and vote online

By order of the Board of Directors,
Kourosh Q. Pirouz
Senior Vice President, Group General Counsel
and Secretary
Conshohocken, Pennsylvania
January 27, 2023
Important Notice Regarding the Availability of Proxy Materials for AmerisourceBergen’s Annual Meeting of Shareholders to be held on March 9, 2023	The Proxy Statement and Annual Report on Form 10-K are available at investor.amerisourcebergen.com and www.proxyvote.com

1	Proxy statement highlights
1	2023 annual meeting agenda
2	Fiscal 2022 business and strategic highlights
4	Our ESG priorities and selected activities and accomplishments
6	Shareholder engagement
8	Director nominee summary
10	Sound governance and compensation practices
12	Corporate governance and related matters
12	Item 1 — Election of directors
19	Non-employee director compensation at 2022 fiscal year end
21	Corporate governance
30	Oversight of controlled substances
32	Information on Board Committees
36	Code of ethics
36	Derivatives trading and hedging prohibitions
36	Shareholder recommendations for director nominees
38	Audit committee matters
38	Item 2 — Ratification of appointment of independent registered public accounting firm
39	Audit Committee financial experts
39	Policy for pre-approval of audit and non-audit services
39	Independent registered public accounting firm’s fees
40	Report of the Audit Committee
41	Executive compensation and related matters
41	Item 3 — Advisory vote to approve the compensation of our named executive officers
42	Letter from the Compensation & Succession Planning Committee
44	Compensation discussion and analysis
63	Compensation committee report
64	Executive compensation tables
70	Employment agreements
70	Potential payments upon termination of employment or change in control
76	CEO pay ratio
77	Item 4 — Advisory vote on the frequency of a shareholder vote on the compensation of our named executive officers
78	Related person transactions
78	Prohibition of loans to directors and officers
78	Related persons transactions policy
78	Related persons transactions
79	Transactions with persons related to management
80	Ownership of and trading in our stock
80	Beneficial ownership of common stock
82	Equity compensation plan information
82	Delinquent Section 16(a) reports
83	Shareholder proposal
83	Item 5 — Shareholder ratification of termination pay
88	Other information
88	Availability of the annual report on Form 10-K
88	Frequently asked questions about the 2023 Annual Meeting of Shareholders and voting at the meeting
93	Requirements for submission of proxy proposals, nomination of directors and other business of shareholders
A-1	Appendix A
A-1	Supplemental information: GAAP to non-GAAP reconciliation

Cautionary note regarding forward-looking statements

Certain of the statements contained in this Proxy Statement and elsewhere in this report are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,”, “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated.

Forward-looking statements in this Proxy Statement may include, for example, statements about the following:
• The effect of and uncertainties related to the ongoing COVID-19 pandemic (including any government responses thereto) and any continued recovery from the impact of the COVID-19 pandemic;
• our ability to achieve and maintain profitability in the future;
• our ability to respond to general economic conditions, including elevated levels of inflation;
• our ability to manage our growth effectively and our expectations regarding the development and expansion of our business;
• the impact on our business of the regulatory environment and complexities with compliance;
• the plans and objectives of management and/or the Board;
• succession plans and the benefits of certain leadership changes;
• increasing governmental regulations regarding the pharmaceutical supply channel;
• continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances;

•
the acquisition of businesses, including the acquisition of the Alliance Healthcare and PharmaLex businesses and related strategic transactions, that do not perform as expected, or that are difficult to integrate or control, or the inability to capture all of the anticipated synergies related thereto or to capture the anticipated synergies within the expected time period;

•
risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and the Company, including with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement;

• malfunction, failure or breach of sophisticated information systems to operate as designed, and risks generally associated with cybersecurity;
• financial and other impacts of macroeconomic and geopolitical trends and events;
• our ESG initiatives, plans and goals and the realization and benefits of such initiatives, plans and goals; and
• other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally.

These forward-looking statements are based on information available as of the date of this proxy statement and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties, including, without limitation, those risks set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and those set forth in our subsequent reports and filings with the Securities and Exchange Commission. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Websites
Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

About AmerisourceBergen
AmerisourceBergen fosters a positive impact on the health of people and communities around the world by advancing the development and delivery of pharmaceuticals and healthcare products. We work across the pharmaceutical supply chain — from assisting pharmaceutical manufacturers with steps from pre-commercial and clinical trial to broad market availability and patient adherence, to ensuring healthcare providers have efficient, reliable and secure access to the medications they need to care for their patients.
Our journey to becoming Cencora
In 2023, we intend to evolve our global brand and corporate identity to become Cencora. This new chapter in AmerisourceBergen’s enduring story will fuel our global growth strategy and advance our impact in healthcare.
Operating as Cencora, we will continue to focus and invest in our core pharmaceutical distribution business, while also growing our platform of pharma services to support pharmaceutical innovation. This new name reflects our strategic direction and global focus as an organization and boldly differentiates us from competitors across markets. It is critical for sharing the story of who we are and what we will be.
The name Cencora is inspired by our customers and team members. It evokes an emotional connection to who we are and the role that we play in healthcare. In creating a shared identity for all employees, we are building a more inclusive experience for team members, strengthening our ability to attract top talent and increasing employee loyalty, retention and performance.
This change will take time, and we are committed to creating a seamless, best-in-class customer and employee experience throughout the transition.

Proxy statement highlights
This summary provides highlights of selected information about AmerisourceBergen Corporation (the “Company,” “AmerisourceBergen,” “we,” “our” or “us”) from this proxy statement. Please review the entire document before voting. All of our 2023 Annual Meeting materials are available at investor.amerisourcebergen.com.
2023 annual meeting agenda
Voting items		Board recommendation	Further information on page
1	Election of directors	For each nominee	12
2	Ratification of appointment of independent registered public accounting firm	For	38
3	Advisory vote to approve the compensation of our named executive officers	For	41
4	Advisory vote on the frequency of a shareholder vote on the compensation of our named executive officers	Every year	77
5	Vote on the shareholder proposal set forth in this proxy statement, if properly presented at the 2023 Annual Meeting	Against	83
2023 proxy statement      1

Proxy statement highlights
Fiscal 2022 business and strategic highlights
Fiscal 2022 Performance
TSR	Revenue	Adjusted Free Cash Flow(1)	Adjusted EPS(1)	Adjusted Op. Income(1)
14.8%	$238.6B	$2.98B	$11.03	$3.2B
	11.5%	42.7%	19.1%	19.5%

(1)
Adjusted Free Cash Flow, Adjusted EPS, and Adjusted Operating Income are non-GAAP financial measures. See Appendix A for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations. For a comprehensive discussion of our GAAP financial results beyond those discussed in Appendix A, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2022.

Business Highlights
•
Delivered strong performance driven by the resilience and strength of our business as our team continued to execute on our strategic priorities and build on our foundation to drive future growth

•
Facilitated distribution of COVID-19 antibody and antiviral therapy treatments to healthcare providers across the United States and vaccines and test kits internationally

•
Entered into a comprehensive Distributor Settlement Agreement with two other national pharmaceutical distributors to resolve opioid lawsuits filed by state and local governmental entities, which became effective in the third quarter of fiscal 2022 and includes 48 of 49 eligible states

•
Evolved to address post-pandemic labor trends with flexible workforce policies, enhanced benefits and geographic broadening of opportunities to recruit and retain talent

•
Furthered environmental, social and governance (“ESG”) efforts by signing the Biden administration’s Health Sector Climate Pledge and submitting draft emissions-related targets to the Science-Based Targets initiative (“SBTi”); building a more diverse, equitable, and inclusive culture; and publishing our sixth annual sustainability report

•
Announced the intent to acquire PharmaLex, a leading provider of specialized services for the life sciences industry. The acquisition closed effective January 1, 2023 and will expand and enhance AmerisourceBergen’s global portfolio of solutions to support partners across the pharmaceutical development and commercialization journey

2      2023 proxy statement

Proxy statement highlights
Strategy for long-term sustainable growth
AmerisourceBergen’s five strategic imperatives deliver long-term sustainable growth by maintaining a leading share of pharmaceutical distribution and best-in-class efficiency while growing our complementary higher-margin and high-growth businesses.
Our strategy advances our core business
Lead with market leaders: creating long-term strategic partnerships with key anchor customers

Leverage our infrastructure to increase efficiency and to support customers in meeting consumer needs: using our scale and capabilities, we better serve customers and increase the efficiency of the global pharmaceutical supply chain

Our strategy enhances our capabilities and growth
Expand on leadership in specialty: building on our leading position to capture the opportunities created as pharmaceutical innovation continues to advance
Contribute to pharmaceutical outcomes: working collaboratively with partners up- and down-stream to facilitate positive health access and outcomes for patients
Innovation is a key element of our strategy that advances our core and enhances our capabilities
Invest in innovation to further drive differentiation: supporting the continuously evolving healthcare landscape by providing leading solutions for customers
Our strategic imperatives are supported by investments in our people and culture and commitment to ESG
2023 proxy statement      3

Proxy statement highlights
Our ESG priorities and selected activities and accomplishments
At AmerisourceBergen, we are committed to advancing our ESG initiatives to create healthier futures around the world. We strive to foster a positive impact on the planet and people — centered on improving access and equity in healthcare. Our Global ESG Council serves as an internal steering committee focused on our long-term ESG strategy and disclosure approach. Our Governance, Sustainability & Corporate Responsibility Committee receives ESG updates on a quarterly basis, giving our Board of Directors (the “Board”) explicit oversight of our ESG activities. In fiscal 2022, our notable ESG highlights included:
Carbon footprint and climate	Packaging and waste reductions	Purpose driven team members

•
Embarked on process to validate science-based emissions reduction target

•
Quantified Scope 3 emissions

•
Piloted alternative fuel vehicles in our operations

•
Signed the US Healthcare Sector Climate Pledge, a reflection of our commitment to climate resilience and lowering emissions

•
Pledged to achieve net carbon zero by 2030 (Scope 1 and 2 emissions) within our Alliance Healthcare UK operations

•
Diverted over 52,000 pounds of stock bottles from landfill in fiscal 2022 through a recycling initiative launched by our American Health Packaging business

•
Launched a solution offering customers access to product nearing expiration at a discounted price to reduce supply chain waste

•
Conducted an organization-wide Employee Experience survey as an opportunity for team members to take an active role in shaping the employee experience

•
Fostered a global culture of health and safety

•
Offered benefit programs to support holistic well-being, including a free Employee Assistance Program (EAP) providing mental health resources

Diversity, equity & inclusion (DEI)	Healthy communities	Transparency and reporting

•
Signed the UN Women’s Empowerment Principles (WEPs)

•
Measured our global workforce representation against external benchmarks

•
Launched a Global Inclusion Index to measure inclusion across the organization

•
AmerisourceBergen and the AmerisourceBergen Foundation donated over $14 million to communities supporting access to healthcare and health equity efforts

•
Convened healthcare industry executives, community oncology providers, and other patient-care advocates for Disparities in Cancer Care Summit to discuss pressing issues related to health equity in cancer care

•
Issued 6th annual ESG Report with 7th report scheduled to be released in early 2023

•
Disclosures aligned with SASB, TCFD, GRI, UN SDGs and WEF

•
Co-led the development of ESG metrics for International Federation of Pharmaceutical Wholesalers (IFPW) Framework

•
Establishing systems to verify product serial numbers in compliance with the Drug Supply Chain Security Act

Topic in focus: Response to conflict in Ukraine

As the conflict in Ukraine continues, our priority has been — and will remain — to put the health of all team members and patients first. Each of our team members based in Ukraine has been supported with an emergency assistance grant from the AmerisourceBergen Associate Assistance Fund. We have also been working with governments, associations and partner organizations across Europe to understand and respond to the needs of Ukrainian authorities. To support relief efforts, AmerisourceBergen and the AmerisourceBergen Foundation have collectively provided nearly $1 million to support communities in and around Ukraine. We have taken the following actions:
•
The AmerisourceBergen Foundation assisted 10 non-profit organizations on the ground in and around Ukraine

•
The AmerisourceBergen Foundation matched donations from team members across 30 countries on a 2:1 basis

•
AmerisourceBergen donated products via partner organizations to support the humanitarian response

4      2023 proxy statement

Proxy statement highlights
Positive impact on global health
Throughout the COVID-19 pandemic, AmerisourceBergen has been guided by its purpose of being united in its responsibility to create healthier futures. We work to maintain a safe and secure pharmaceutical supply chain to ensure the health of the people and communities we serve and to protect the wellbeing of our team members in the process. Given AmerisourceBergen’s vital role in the supply chain, in addition to focusing on our normal supplier processes, our teams worked throughout the COVID-19 pandemic to ensure that critical medications were allocated to our customers fairly to facilitate optimal patient access. We continue to utilize a peer-to-peer safety program, and regularly convene our company leaders to review and evaluate safety data and issue operational excellence scorecards. We also continue to follow clinical and regulatory guidance as it relates to COVID-19.
Since the pandemic, we have further evolved our capabilities and response measures to increase our agility and resiliency in the face of the next crisis. We are well positioned to tackle emerging healthcare challenges, in particular those that unfairly affect vulnerable populations, due to our global distribution model and strong partnerships with international governments, manufacturers, and non-profits throughout local communities. In 2022, the U.S. Department of Health and Human Services awarded AmerisourceBergen a contract for the distribution of mpox vaccines across the United States. We are supporting the Strategic National Stockpile to quickly deliver vaccines and treatment to communities living with the greatest risk of infection.
AmerisourceBergen and Alliance Healthcare have committed support to a campaign to tackle Anti-Microbial Resistance (“AMR”), another significant global public health issue, by using commercial, philanthropic, and thought leadership channels. In conjunction with upstream and downstream partners, we are responding to the threat of AMR by championing the safe and responsible use of anti-microbial treatments for human and animal health.
2023 proxy statement      5

Proxy statement highlights
Shareholder engagement
Shareholder engagement program
Maintaining regular dialogue with our shareholders is critically important to AmerisourceBergen’s Board and management team. The goal of our engagement and outreach efforts is to solicit feedback and identify issues of importance to our shareholders. Additionally, we proactively communicate with the investment community and shareholders about AmerisourceBergen’s financial performance, operations and strategic developments through the following:
•
Quarterly earnings releases, investor presentations and conference calls;

•
Conference calls, presentations and webcasts related to specific developments;

•
Participation in numerous healthcare investor conferences with webcasted presentations;

•
In-person and telephonic meetings with investors and stakeholders, including an Investor Day that was held in June 2022;

•
Proactive outreach to institutional investors, pension funds and governance professionals from our largest shareholders; and

•
Our annual shareholders meeting that includes a Q&A session.

As part of our ongoing engagement program, we meet with shareholders throughout the year to discuss a range of topics, including strategic priorities and performance, risk management practices, corporate governance and executive compensation practices, and ESG initiatives. Members of our Board and management team participate in these engagements and incorporate feedback from shareholders into their decision-making processes.
Year-round shareholder engagement informs Board’s decision-making process
6      2023 proxy statement

Proxy statement highlights
During fiscal 2022, we met with shareholders representing an aggregate 32 percent of outstanding common stock as of September 30, 2022, as well as shareholder advisory firms and industry groups. The chairs of our Compensation Committee and our Governance, Sustainability & Corporate Responsibility Committee participated in select engagements. We appreciate the opportunity to hear direct feedback from our shareholders. For additional information on shareholder feedback themes, please see page 46 of the Compensation, Discussion and Analysis (“CD&A”).
Extensive shareholder outreach and engagement(1)
2023 proxy statement      7

Proxy statement highlights
Director nominee summary
8      2023 proxy statement

Proxy statement highlights
Director nominee snapshot(1)
Director	Gender		Race/Ethnicity
	Female	Male	African American/ Black	American Indian/ Alaska Native	Asian	Caucasian/ White	Hispanic/ Latino	Pacific Islander
Ornella Barra
Steven H. Collis
D. Mark Durcan
Richard W. Gochnauer
Lon R. Greenberg
Kathleen W. Hyle
Lorence H. Kim, M.D.
Henry W. McGee
Redonda G. Miller, M.D.
Dennis M. Nally

(1)
The director nominee snapshot sets forth information regarding the self-identification selections that our directors consented to be disclosed in the Proxy Statement.

2023 proxy statement      9

Proxy statement highlights
Our Board’s skills and experience
Our director nominees are a diverse group of skilled leaders who bring relevant experience and qualifications that enable the Board to effectively provide oversight to our management team and our long-term strategy and execution.
Skills and experience	# of directors
Corporate governance	9
Distribution and logistics	5
Executive leadership	10
Financial literacy	10
Global markets	7
Healthcare	5
Information technology	4
Regulatory	7
Risk oversight	10
Sustainability and corporate responsibility	3
Talent management and executive compensation	9
Sound governance and compensation practices
Board and governance practices
Enabling effective oversight of management

Majority of director nominees are independent (eight out of ten)

All members of the Audit, Compensation & Succession Planning, Governance, Sustainability & Corporate Responsibility, and Merger Integration Committees are independent

Lead Independent Director with clearly-defined responsibilities (see pages 22-23)

Thoughtful succession planning process in place; committed to splitting the roles of Chairman of the Board and Chief Executive Officer, commencing with the next Chief Executive Officer. At that time, the Chairman role will be assumed by an independent director

Full Board plays an active role in risk oversight and regularly receives reports on risk exposure from management

Board oversight of ESG reporting and disclosure practices

Board oversight of enterprise risk management and legal and regulatory compliance

Strong commitment to transparency: published a report on the safe and secure distribution of controlled substances

Strict overboarding policy for our CEO and non-employee directors (see page 13)

Tenure policy and regular refreshment of the Board and its committee chairs (see page 29)

Comprehensive annual review process for the Board and each of its committees (see page 28)

Robust shareholder communication and engagement

Director stock ownership guidelines

10      2023 proxy statement

Proxy statement highlights
Shareholder rights
Enabling accountability to our shareholders
Majority vote standard Removal of directors with or without cause Right to call special meetings at 25% Proxy access	No supermajority requirement Declassified Board with annual election of all directors No cumulative voting
Executive compensation practices — Linking pay with performance and mitigating risk
What we do	What we do not do

Use financial metrics to make a substantial portion of executive pay contingent on performance

Engage with shareholders on compensation and governance

Conduct an annual say-on-pay vote

Cap payouts under our annual cash bonus plan and performance share plans

Require our CEO to own stock equal in value to six times his base salary, and our CFO and other executive officers to own stock equal in value to three times their respective base salaries

Require executive officers to retain all equity awards until required ownership levels are met

Require our CEO to hold 50% of performance share awards for two years after vesting and other named executive officers to hold 50% of performance share awards for one year after vesting

Review peer group data, as available, and compensation survey data in establishing executive officer compensation

Review adjustments to reported financial results on a quarterly basis and determine final approval of any adjustments to executive compensation at year end

Apply robust clawback obligations to annual cash bonus and equity awards for executive officers

Require forfeiture of awards upon violation of restrictive covenants

Require a double-trigger for change in control payments

Consider burn rate in equity grant decisions and manage use of equity awards conservatively

Tie incentive compensation to specific product sales, including prescription opioid medication sales

Permit short sales, hedging or pledging of our stock by our executive officers and directors

Backdate or retroactively grant restricted stock units

Pay dividends on unearned and unvested performance shares

Provide tax gross-ups in the event of a change in control

2023 proxy statement      11

Corporate governance
and related matters
Item 1 — Election of directors
Annual election of directors
Directors are elected annually. Any nominee who is elected to serve as a director at our 2023 Annual Meeting of Shareholders will be elected to serve a term of one year and is expected to hold office until the 2024 Annual Meeting of Shareholders and until their successors are elected and qualified. Similarly, any director who is appointed to fill a vacancy on the Board will serve until the next annual meeting of shareholders after his or her appointment and until his or her successor is elected and qualified.
Each nominee for director has consented to his or her nomination and, so far as the Board and management are aware, intends to serve a full term as a director if elected. However, if any of the nominees should become unavailable or unable to stand for election prior to the election, the shares represented by proxies may be voted for the election of substitute nominees selected by the Board.
Board size and director nominees
The Board currently has 12 members, 10 of whom are standing for re-election at the 2023 Annual Meeting of Shareholders. As of the 2023 Annual Meeting of Shareholders, the size of the Board will be reduced from 12 members to 10. As previously announced, Jane E. Henney, M.D. and Michael Long are not standing for re-election at the 2023 Annual Meeting of Shareholders. We acknowledge and thank each of Dr. Henney and Mr. Long for their service.
The director nominees are listed below. Biographical information about our director nominees can be found on pages 14-18.
• Ornella Barra • Steven H. Collis • D. Mark Durcan • Richard W. Gochnauer • Lon R. Greenberg	• Kathleen W. Hyle • Lorence H. Kim, M.D. • Henry W. McGee • Redonda G. Miller, M.D. • Dennis M. Nally
Walgreens Boots Alliance’s designated director nominee
Pursuant to the Amended and Restated Shareholders Agreement between AmerisourceBergen and Walgreens Boots Alliance, Inc. (as successor in interest to Walgreen Co. and Alliance Boots GmbH), Walgreens Boots Alliance has the right to designate a director to our Board once Walgreens Boots Alliance and certain of its subsidiaries collectively own five percent or more of our Common Stock. On May 1, 2014, Walgreens Boots Alliance notified us that it had acquired at least five percent of our Common Stock. Ms. Barra, Chief Operating Officer, International of Walgreens Boots Alliance, has been designated by Walgreens Boots Alliance to serve on our Board. She was appointed to the Board on January 16, 2015 and is a current nominee for election as director. In addition, upon the acquisition in full by Walgreens Boots Alliance and its subsidiaries of 19,859,795 shares of our Common Stock in the open market, Walgreens Boots Alliance will be entitled to designate a second director to the Board. For so long as Walgreens Boots Alliance has a right to designate a director to the Board, subject to certain exceptions, including matters related to acquisition proposals, Walgreens Boots Alliance and its subsidiaries will be obligated to vote their shares in accordance with our Board’s recommendations on all matters submitted to a vote of our shareholders.
12      2023 proxy statement

Corporate governance and related matters
Identification and evaluation of director nominees and overboarding policy
Our Governance, Sustainability & Corporate Responsibility Committee seeks director nominees who possess qualifications, experience, attributes and skills that will enable them to contribute meaningfully to the leadership of our Board and to effectively guide and supervise management in driving AmerisourceBergen’s growth and financial and operational performance. Each director nominee should:
•
possess the highest personal and professional ethics, integrity and values;

•
be committed to representing the long-term interests of our shareholders; and

•
have an inquisitive and objective perspective, practical wisdom and mature judgment.

Each director nominee should also have sufficient time to effectively carry out his or her duties as a director. Pursuant to our corporate governance principles, our Chief Executive Officer may serve on no more than one other public company board and our other director nominees may serve on no more than three other public company boards.
In addition, our Governance, Sustainability & Corporate Responsibility Committee has identified the following expertise, experience, attributes and skills that are particularly relevant to AmerisourceBergen:
• Corporate governance • Distribution and logistics • Executive leadership • Financial literacy • Global markets • Healthcare	• Information technology (including cybersecurity) • Regulatory • Risk oversight • Sustainability and corporate responsibility • Talent management and executive compensation
We seek individuals with diverse backgrounds, skills and expertise to serve on our Board. We believe that diversity is essential to encourage fresh perspectives, enrich the Board’s deliberations and avoid the dominance of a particular individual or group over the Board’s decisions. In accordance with our corporate governance principles and the Governance, Sustainability & Corporate Responsibility Committee charter, the Governance, Sustainability & Corporate Responsibility Committee has formalized its diversity focus to include, and have any search firm that it engages include, women and ethnically and racially diverse candidates in the pool from which the committee selects new director candidates. The Governance, Sustainability & Corporate Responsibility Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Accordingly, all potential director nominees, including shareholder nominees, are assessed using the criteria outlined above. The Governance, Sustainability & Corporate Responsibility Committee may consider and evaluate director nominees identified by our shareholders as described below in the section titled “Shareholder recommendations for director nominees.”
Below are each director nominee’s biography and an assessment of the above-mentioned expertise, experience, attributes and skills that each director nominee possesses that led to the conclusion that the individual should serve as a director on our Board.
2023 proxy statement      13

Corporate governance and related matters
Biographical information about our director nominees
Ornella Barra	Director since January 2015
Age 69 Committees • Compliance & Risk • Finance Other current public company boards • None
Professional experience
Ms. Barra has served on our Board since January 2015 and currently serves as Chief Operating Officer, International of Walgreens Boots Alliance, Inc. Previously, she served as Co-Chief Operating Officer of Walgreens Boots Alliance, Inc. from June 2016 until April 2021. Ms. Barra served as Executive Vice President of Walgreens Boots Alliance, Inc. and President and Chief Executive of Global Wholesale and International Retail from February 2015 until June 2016. Ms. Barra served as Chief Executive, Wholesale and Brands of Alliance Boots GmbH from September 2013 until January 2015 and as Chief Executive of the Pharmaceutical Wholesale Division of Alliance Boots GmbH from January 2009 until September 2013. Prior to her role as Chief Executive of the Pharmaceutical Wholesale Division, Ms. Barra was the Wholesale and Commercial Affairs Director and a Board member of Alliance Boots plc. Prior to the merger of Alliance UniChem Plc and Boots Group plc, Ms. Barra served on the Board of Alliance Participations Limited. Ms. Barra is an honorary Professor of the University of Nottingham’s School of Pharmacy and is a member of the International Advisory Council of Bocconi University. Ms. Barra was formerly a member of the board of Directors of Assicurazioni Generali S.p.A., one of the largest Italian insurance companies, from April 2013 to April 2019. Ms. Barra was a member of the Board of Directors of Alliance Boots GmbH between June 2007 and February 2015, and was Chair of its Corporate Social Responsibility Committee from 2009 to 2014. She serves as Chair of the Board of International Federation of Pharmaceutical Wholesalers, Inc.

Qualifications and expertise
•
Global Markets. Demonstrates expertise and understanding of global markets by leading and expanding international wholesale and retail operations of multinational company.

•
Healthcare and Distribution Expertise. Heads global wholesale and international retail operations for Walgreens Boots Alliance, Inc. Acquired extensive experience in pharmaceutical wholesale distribution and pharmaceutical retail industries through long career at Alliance Boots GmbH and predecessor companies, and trained as a pharmacist.

•
Risk Oversight. Serves as Chief Operating Officer, International of Walgreens Boots Alliance, Inc. and served as a director of one of the largest insurance companies in Italy.

•
Sustainability & Corporate Responsibility. Serves as Chair of the Walgreens Boots Alliance, Inc. Corporate Social Responsibility Committee and served as Chairman of the Corporate Social Responsibility Committee for Alliance Boots GmbH.

•
Compensation/Benefits Oversight. Served as Chair of Appointments and Remuneration Committee at Assicurazioni Generali.

•
Academic Credentials. Honorary Professor of the University of Nottingham’s School of Pharmacy and a member of the International Advisory Council of Bocconi University.

Steven H. Collis	Chairman of the Board since March 2016 | Director since May 2011
Age 61 Committees • Executive (Chair) Other current public company boards • None
Professional experience
Mr. Collis is the President and Chief Executive Officer of AmerisourceBergen Corporation and has served in this position since July 2011. He has been a member of our Board since 2011 and has served as our Board’s Chairman since March 2016. From November 2010 to July 2011, Mr. Collis served as President and Chief Operating Officer of AmerisourceBergen Corporation. He served as Executive Vice President and President of AmerisourceBergen Drug Corporation from September 2009 to November 2010, as Executive Vice President and President of AmerisourceBergen Specialty Group from September 2007 to September 2009 and as Senior Vice President of AmerisourceBergen Corporation and President of AmerisourceBergen Specialty Group from August 2001 to September 2007. Mr. Collis has held a variety of other positions with AmerisourceBergen Corporation and its predecessors since 1994. Mr. Collis is a member of the American Red Cross Board of Governors and the Board of International Federation of Pharmaceutical Wholesalers, Inc. He served as a member of the board of Thoratec Corporation from 2008 to 2015 and as a member of the board of CEOs Against Cancer (PA Chapter) from 2014 to 2019.

Qualifications and expertise
•
Healthcare and Distribution Expertise. Has held various senior executive leadership positions with AmerisourceBergen Corporation and has extensive business and operating experience in wholesale pharmaceutical distribution and knowledge of the healthcare distribution and services market.

•
Global Markets. Leads a multinational company that has significantly expanded international operations.

•
Governance and Risk Oversight. Serves as Chairman, President and Chief Executive Officer of AmerisourceBergen and previously served as director of Thoratec Corporation.

14      2023 proxy statement

Corporate governance and related matters
D. Mark Durcan	Lead Independent Director Designee(1) | Director since September 2015

Age 61
Committees
•
Audit

•
Executive

•
Finance (Chair)

•
Merger Integration

Other current public company boards
•
ASML Holding NV. (Nasdaq: ASML)

•
Advanced Micro Devices, Inc. (Nasdaq: AMD)

Professional experience
Mr. Durcan has served on our Board since September 2015. He served as Chief Executive Officer and Director of Micron Technology, Inc. from February 2012 until his retirement in May 2017. Mr. Durcan served as President and Chief Operating Officer of Micron Technology, Inc. from June 2007 to February 2012, as Chief Operating Officer from February 2006 to June 2007, and as Chief Technology Officer from June 1997 to February 2006. Between 1984 and February 2006, Mr. Durcan held various other positions with Micron Technology, Inc. and its subsidiaries and served as an officer from 1996 through his retirement. Mr. Durcan served as a director of MWI Veterinary Supply, Inc. from March 2014 until its acquisition by AmerisourceBergen in February 2015. Mr. Durcan has served as a director for Advanced Micro Devices since October 2017, and for ASML Holding NV since April 2020, and previously served as a director of Veoneer from April 2018 to April 2022. He served as a director at Freescale Semiconductor, Inc. from 2014 through 2015. Mr. Durcan has been a director for St. Luke’s Health System of Idaho since February 2017 and has served on the Board of Trustees of Rice University since June 2020. He has also served on the Semiconductor Industry Association Board and the Technology CEO Council.

Qualifications and expertise
•
Financial Expertise. Brings substantial experience in the areas of finance, executive leadership and strategic planning in his former roles as Chief Executive Officer and Chief Operating Officer of Micron Technology, Inc.

•
Global Markets. Contributes deep understanding of global markets and extensive experience in managing global manufacturing, procurement, supply chain and quality control for a multinational corporation and, as former member of the board of MWI Veterinary Supply, Inc., has important insight into wholesale distribution of animal health products.

•
Information Technology. Has unique and in-depth knowledge of technology and capability to drive technological innovation.

(1)
As discussed in further detail under "Board structure" on page 22, Mr. Durcan has been appointed to serve as the Board’s Lead Independent Director, with such appointment to be effective as of March 9, 2023.

Richard W. Gochnauer	Independent | Director since September 2008
Age 73 Committees • Compensation & Succession Planning • Compliance & Risk Other current public company boards • None
Professional experience
Mr. Gochnauer has served on our Board since September 2008. He served as Chief Executive Officer of United Stationers Inc. from December 2002 until his retirement in May 2011 and as Chief Operating Officer of United Stationers Inc. from July 2002 to December 2002. Mr. Gochnauer served as Vice Chairman and President, International, and President and Chief Operating Officer of Golden State Foods Corporation from 1994 to 2002. He currently serves as a member of the boards of Golden State Foods Corporation, Vodori Inc., and Rush University Medical Center and previously served as a director of UGI Corporation from 2011 until 2020, Fieldstone Communities, Inc. from 2000 to 2008 and United Stationers Inc. from July 2002 to May 2011. Mr. Gochnauer is also a member of the Center for Higher Ambition Leadership and Lead Director for SC Master Fund.

Qualifications and expertise
•
Distribution and Logistics. Provides strategic direction and valuable perspective on measures to drive growth and compete effectively in the distribution business gained through his management of diverse distribution businesses.

•
Governance Experience. Serves as director of Golden State Foods Corporation and held senior executive leadership roles at United Stationers Inc. and Golden State Foods Corporation.

•
Risk Oversight. Extensive experience overseeing the management of risk on an enterprise-wide basis.

2023 proxy statement      15

Corporate governance and related matters
Lon R. Greenberg	Independent | Director since May 2013
Age 72 Committees • Compliance & Risk (Chair) • Executive • Governance, Sustainability & Corporate Responsibility • Merger Integration Other current public company boards • None
Professional experience
Mr. Greenberg has served on our Board since May 2013. He served as Chairman of UGI Corporation’s Board of Directors from 1996 until January 2016 and as director of UGI Utilities, Inc. and AmeriGas Propane, both UGI Corporation subsidiaries. Mr. Greenberg served as Chief Executive Officer of UGI Corporation from 1995 until his retirement in April 2013. Mr. Greenberg served in various leadership positions throughout his tenure with UGI Corporation. Mr. Greenberg is a member of the Board of Trustees of Temple University and the Board of Directors of The Philadelphia Foundation. He previously served as a member of the boards of Aqua America, Inc. (now known as Essential Utilities, Inc.) and Ameriprise Financial, Inc., as Chairman of the Board of Directors of Temple University Health System, and as a member of the Board of Directors of Fox Chase Cancer Center and the United Way of Greater Philadelphia and Southern New Jersey.

Qualifications and expertise
•
Financial Expertise. Brings financial literacy and sophistication acquired through various executive, legal and corporate roles, as well as prior membership on the boards of other NYSE-listed companies.

•
Global Markets. Has valuable business and executive management experience in distribution and global operations acquired as Chief Executive Officer of UGI Corporation.

•
Healthcare Expertise. Contributes experience and knowledge of the healthcare industry from his perspective as a former director of healthcare organizations.

•
Governance and Regulatory Experience. Served as Chief Executive Officer and Chairman of the Board of UGI Corporation, and as a director of Aqua America, Inc. (now known as Essential Utilities, Inc.) and Ameriprise Financial, Inc.

Kathleen W. Hyle	Independent | Director since May 2010
Age 64 Committees • Compensation & Succession Planning (Chair) • Executive • Finance Other current public company boards • Bunge Limited (NYSE: BG)
Professional experience
Ms. Hyle has served on our Board since May 2010. She served as Senior Vice President of Constellation Energy and Chief Operating Officer of Constellation Energy Resources from November 2008 until March 2012. Ms. Hyle served as Chief Financial Officer for Constellation Energy Nuclear Group and for UniStar Nuclear Energy, LLC from June 2007 to November 2008. Prior to joining Constellation Energy in 2003, Ms. Hyle served as the Chief Financial Officer of ANC Rental Corp., Vice President and Treasurer of Auto-Nation, Inc., and Vice President and Treasurer of Black & Decker Corporation. She is the Chair of the Board of Directors of Bunge Limited and a member in WKW LLC, a limited liability company. Ms. Hyle is a former member of the Board of Sponsors for the Loyola University Maryland Sellinger School of Business and Management and a former member of the Board of Trustees of CenterStage, a non-profit theatre in Baltimore, MD.

Qualifications and expertise
•
Financial Expertise. Provides critical insight into, among other things, financial statements, accounting principles and practices, internal control over financial reporting and risk management processes.

•
Governance and Risk Oversight. Current Chair of the Board of Directors of Bunge Limited and former director of The ADT Corporation.

•
Risk Management. Held senior management positions at Constellation Energy, ANC Rental Corp., and Black & Decker Corporation and brings extensive experience in management, operations, capital markets, international business, financial risk management and regulatory compliance.

16      2023 proxy statement

Corporate governance and related matters
Lorence H. Kim, M.D.	Independent | Director since October 2022
Age 48 Committees • Finance Other current public company boards • Cowen Inc. (Nasdaq: COWN) • Revolution Medicines, Inc. (Nasdaq: RVMD)
Professional experience
Dr. Kim has served on our Board since October 2022 and currently is a Venture Partner at Ascenta Capital. He served as a Venture Partner at Third Rock Ventures from September 2020 to December 2022. He served as Chief Financial Officer of Moderna, Inc. from April 2014 to June 2020. From July 2000 to April 2014, Dr. Kim held a number of positions at Goldman, Sachs & Co., most recently as Managing Director and Co-Head, Biotechnology Investment Banking. Dr. Kim has served as a director of Revolution Medicines, Inc., since July 2022, and has served as a director of Cowen, Inc. since February 2022. Dr. Kim is currently a member of the American Red Cross Board of Governors. He previously served as a member of the Board of Directors of Seres Therapeutics from October 2014 to June 2020.

Qualifications and expertise
•
Financial Expertise. Dr. Kim’s professional background, including as CFO of Moderna, Inc., has provided him with extensive experience in biotechnology finance.

•
Healthcare Expertise. Contributes experience and knowledge of the healthcare industry from his experience as a medical doctor, his background in healthcare investment banking at Goldman Sachs and as a member of the Board of Governors of the American Red Cross.

•
Governance and Risk Oversight. Current member of the boards of Cowen Inc. and Revolution Medicines, Inc. and past director at Seres Therapeutics, Inc. and other biotech companies.

•
Risk Management. Brings extensive experience in management, operations, capital markets, international business, financial risk management and regulatory compliance.

Henry W. McGee	Independent | Director since November 2004
Age 70 Committees • Audit • Executive • Governance, Sustainability & Corporate Responsibility (Chair) Other current public company boards • Tegna, Inc. (NYSE: TGNA)
Professional experience
Mr. McGee has served on our Board since November 2004. He is a Senior Lecturer at Harvard Business School, a position he has held since July 2013. From April 2013 to August 2013, Mr. McGee served as a Consultant at HBO Home Entertainment. Previously, Mr. McGee served as President of HBO Home Entertainment from 1995 until his retirement in March 2013. He served as Senior Vice President, Programming, HBO Video, from 1988 to 1995 and prior to that, Mr. McGee served in leadership positions in various divisions of HBO. Mr. McGee is the former President of the Alvin Ailey Dance Theater Foundation and the Film Society of Lincoln Center. He has served on the boards of the Sundance Institute, the Public Theater, Save the Children and the Time Warner Foundation. He is currently a member of the Board of Directors of Tegna Inc., the Pew Research Center and the Black Filmmaker Foundation. He was recognized by Savoy Magazine in 2016 and 2017 as a member of the Power 300 list of the Most Influential Black Corporate Directors. In 2018, the National Association of Corporate Directors named Mr. McGee to the Directorship 100, the organization’s annual recognition of the country’s most influential boardroom members.

Qualifications and expertise
•
Global Markets and Distribution Expertise. Contributes significant operational, marketing and wholesale distribution expertise and knowledge of international markets acquired in senior management and leadership roles during his long career with HBO.

•
Information Technology. Has a deep understanding of the uses of technology and application to marketing and media. Teaches courses on digital transformation.

•
Governance and Risk Oversight. Current director of Tegna Inc. and Pew Research Center. Has taught MBA courses on leadership and corporate accountability. Served as President of HBO Home Entertainment and in other leadership positions within HBO.

2023 proxy statement      17

Corporate governance and related matters
Redonda G. Miller, M.D.	Independent | Director since January 2023
Age 56 Committees • None Other current public company boards • None
Professional experience
Dr. Miller has served on our Board since January 2023. She has served as the President of The Johns Hopkins Hospital since 2016. Previously, Dr. Miller was Chief Medical Officer and Senior Vice President of Medical Affairs of The Johns Hopkins Hospital and Health System from 2016 to 2017, and Chief Medical Officer and Vice President of Medical Affairs of The Johns Hopkins Hospital and Health System from 2009 to 2016. Dr. Miller has been an associate professor in the Department of Medicine at The Johns Hopkins University since 2006. From November 2021 to October 2022, she was a non-executive director at Invivyd, Inc. (formerly Adagio Therapeutics, Inc.). Dr. Miller is a member of the Board of Directors of Gilchrist Hospice Care, Inc. and a member of the Board of Directors of Turnaround Tuesday Inc.

Qualifications and expertise
•
Healthcare Expertise. Brings substantial experience in healthcare as a physician and through various roles at The Johns Hopkins Hospital and Health System.

•
Governance and Risk Oversight. Currently the president of The Johns Hopkins Hospital, one of the top medical centers in the United States.

Dennis M. Nally	Independent | Director since January 2020
Age 70 Committees • Audit (Chair) • Compensation & Succession Planning • Executive • Special Litigation Other current public company boards • Morgan Stanley (NYSE: MS)
Professional experience
Mr. Nally has served on our Board since January 2020. He served as Chairman of PricewaterhouseCoopers International Ltd., the coordinating and governance entity of the PwC network, from 2009 to 2016. From 2002 to 2009, he served as Chairman and Senior Partner of the U.S. firm PricewaterhouseCoopers LLP. He joined PricewaterhouseCoopers LLP in 1974 and became partner in 1985, serving in numerous leadership positions within the organization, including National Director of Strategic Planning, Audit and Business Advisory Services Leader and Managing Partner. Mr. Nally is a member of the boards of Morgan Stanley and Globality, Inc.

Qualifications and expertise
•
Financial Expertise. Has extensive knowledge of financial statements, accounting principles and practices, internal control over financial reporting and risk management processes.

•
Governance and Risk Oversight. Experience as a director at Morgan Stanley and as senior executive at PricewaterhouseCoopers provides Mr. Nally with expertise in highly regulated industries.

We recommend that you vote for the election of each of the ten nominees named in this proxy statement to the Board of Directors.
18      2023 proxy statement

Corporate governance and related matters
Non-employee director compensation
at 2022 fiscal year end
Our director compensation program is designed to attract and retain qualified non-employee directors. Our program aligns director compensation with the compensation of our peers (our peer companies are identified on page 50). Our Governance, Sustainability & Corporate Responsibility Committee reviews non-employee director compensation regularly to confirm that it appropriately addresses time, effort, expertise, and accountability required of active board membership.
The following table summarizes the total compensation earned by directors who were not employees of AmerisourceBergen during fiscal 2022. Ms. Barra waived her right to receive compensation as a non-employee director. Directors who are employees of AmerisourceBergen receive no compensation for their service as directors or as members of Board committees.
Name	Fees earned or paid in cash(1) ($)	Stock awards(2) ($)	Option awards(3) ($)	All other compensation(4) ($)	Total ($)
Ornella Barra(5)	—	—	—	—	—
D. Mark Durcan	131,295	175,112	—	10,799	317,206
Richard W. Gochnauer	100,000	175,112	—	10,799	285,911
Lon R. Greenberg	140,000	175,112	—	12,951	328,063
Jane E. Henney, M.D.	125,000	200,107	—	12,341	337,448
Kathleen W. Hyle	120,000	175,112	—	10,799	305,911
Lorence H. Kim(6)	—	—	—	—	—
Michael J. Long	125,000	175,112	—	10,799	310,911
Henry W. McGee	116,250	175,112	—	—	291,362
Redonda G. Miller, M.D(7)	—	—	—	—	—
Dennis M. Nally	175,257	175,112	—	—	350,369

(1)
These amounts include amounts earned for service as committee chairs and amounts deferred into our deferred compensation plan. In fiscal 2022, Mr. Durcan received 265 shares of Common Stock and Mr. Nally received 904 shares of Common Stock in lieu of a portion of their respective retainers.

(2)
As of September 30, 2022, each of the non-employee directors held the following shares of outstanding restricted stock units:

Name	Number of share of outstanding restricted stock units (#)
Ms. Barra	—
Mr. Durcan	4,803
Mr. Gochnauer	6,163
Mr. Greenberg	9,604
Dr. Henney	5,490
Ms. Hyle	4,803
Name	Number of share of outstanding restricted stock units (#)
Dr. Kim	—
Mr. Long	4,803
Mr. McGee	8,244
Dr. Miller	—
Mr. Nally	4,803

The amounts reported represent the grant date fair value for equity awards shown in accordance with Accounting Standards Codification 718, disregarding the estimate of forfeitures related to service-based vesting conditions. There were no forfeitures by the directors in fiscal 2022. See Note 10 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for assumptions used to estimate the fair values of restricted stock units granted during fiscal 2022.
(3)
No stock options were granted to directors in fiscal 2022.

(4)
These amounts represent the dividends accrued and paid on restricted stock units that vested in fiscal 2022.

(5)
Ms. Barra waived her right to receive compensation as a non-employee director. Consequently, our Board has waived the stock ownership requirements for Ms. Barra.

(6)
Dr. Kim joined the Board in October 2022 and therefore did not receive any compensation during fiscal 2022.

(7)
Dr. Miller joined the Board in January 2023 and therefore did not receive any compensation during fiscal 2022.

2023 proxy statement      19

Corporate governance and related matters
Director fees
Our director compensation program provides for an annual cash retainer plus an annual equity award of restricted stock units. Consistent with our overall compensation philosophy, the compensation program for non-employee directors provides total direct compensation (cash retainer and equity award) in the 50th percentile of our peer group. (See page 50 for a description of our peer group.)
Fiscal 2022 annual compensation for non-employee directors		Additional Fiscal 2022 annual cash retainers ($)

		Committee chair fee
		• Audit Committee	25,000
		• Compensation & Succession Planning Committee	20,000
		• Compliance & Risk Committee	25,000
		• Finance Committee(2)	20,000
		• Governance, Sustainability & Corporate Responsibility Committee(2)	20,000
		Merger Integration and Special Litigation Committee compensation
Lead Independent Director compensation ($)		• Merger Integration Committee (Chair)	25,000
• Annual retainer	125,000	• Merger Integration Committee (Member)	15,000
• Annual equity award(1)	200,000	• Special Litigation Committee	50,000

(1)
In May 2022, the annual equity awards were increased to $200,000 for non-employee directors, and to $250,000 for the Lead Independent Director. As discussed in greater detail below, the annual equity awards for fiscal 2022 were granted prior to the approved increases and therefore were equal to $175,000 and $200,000 for non-employee directors and the Lead Independent Director, respectively.

(2)
In May 2022, the committee chair fees for the Finance Committee and the Governance, Sustainability & Corporate Responsibility Committee were increased from $15,000 to $20,000.

Annual retainers
A director may elect to have the annual retainer paid in cash, Common Stock or restricted stock units, or credited to a deferred compensation account. Payment of annual retainers in cash are made in equal quarterly installments.
Annual equity awards
On March 10, 2022, each of the non-employee directors (other than Ms. Barra, who waived compensation) received an annual grant of restricted stock units. The vesting period for these awards is one year from the date of grant, subject to continued service on the Board or following retirement by a director who, after reaching age 55, has an age plus years of continuous service with the Company that equals at least 65. These grants were made under the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). A director may defer settlement of shares payable with respect to restricted stock units as described below.
Deferral and other arrangements
Directors have the option to defer all or any part of the annual retainer and to credit the deferred amount to an account under the AmerisourceBergen Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”). Payment of deferred amounts will be made or begin on the first day of the month after the non-employee director ceases to serve as a director. A director may elect to receive the deferred benefit (i) over annual periods ranging from three to 15 years and payable in quarterly installments or (ii) in a single distribution. We pay all costs and expenses incurred in the administration of the Deferred Compensation Plan. Directors also have the option to forgo 50% or more of their annual cash retainers and receive either Common Stock or restricted stock units covering shares having a fair market value on the quarterly grant date equal to
20      2023 proxy statement

Corporate governance and related matters
the amount of the foregone compensation. In addition, directors may defer settlement of any shares payable with respect to any restricted stock units (and any dividend equivalents) received either in lieu of the annual retainer or as the annual equity award to a later date.
Perquisites
We also provide our directors with a prescription drug benefit and reimburse them for the cost of education programs, transportation, food and lodging in connection with their service as directors.
Stock ownership guidelines
Position	Stock ownership guidelines	Compliance period	Current status
Non-employee director	5 times annual cash retainer	5 years from Board election	Met or in the prcoess
We require our non-employee directors to own shares of our Common Stock to align their interests with those of the shareholders and to provide an incentive to foster our long-term success. From and after the fifth year following their Board election, non-employee directors must own stock equal in value to at least five times the annual cash retainer. We may take unusual market conditions into consideration when assessing compliance. We confirm compliance with guidelines annually at the end of each fiscal year and, as of September 30, 2022, all of our non-employee directors were in compliance with the stock ownership guidelines or had not yet completed their fifth year as a director.
Corporate governance
Board corporate governance
Our Board has adopted AmerisourceBergen’s corporate governance principles. Together with the charters of the Board committees, they provide the framework for the governance of AmerisourceBergen. Our corporate governance principles clearly delineate the authority and roles of the Chairman of the Board and the Lead Independent Director in the leadership of the Board, mandate the independence of the committee chairs and all the members of our Audit Committee, Compensation & Succession Planning Committee and Governance, Sustainability & Corporate Responsibility Committee, and affirm non-employee directors’ access to managers and team members outside the presence of our executives. The corporate governance principles address a variety of governance issues in addition to the leadership structure, including those discussed under the headings “Information on board committees,” “Code of ethics” and “Shareholder recommendations for director nominees.” The Board reviews and updates the corporate governance principles and the committee charters from time to time to reflect leading corporate governance practices.
There are eight committees of the Board: five standing committees, two special committees and the Executive Committee. The five standing committees include the Audit Committee, the Compensation & Succession Planning Committee, the Compliance & Risk Committee, the Finance Committee and the Governance, Sustainability & Corporate Responsibility Committee. The special committees are the Merger Integration Committee and the Special Litigation Committee. The Merger Integration Committee was formed in March 2021 to advise and counsel management on the integration and risk management of Alliance Healthcare. In addition, the Special Litigation Committee was created in September 2020 to review and evaluate a derivative complaint related to Medical Initiatives, Inc., a subsidiary that ceased operations in 2014. The Executive Committee, which is composed of our Chairman of the Board, the Lead Independent Director and the chairs of the other committees (other than the Special Litigation Committee), has the authority to act between regularly scheduled meetings of the Board. The Chairman of the Board serves as the chair of the Executive Committee. The Board believes that changing committee assignments from time to time strengthens our corporate governance practices and enhances each committee’s objective review of management.
Our Board has meaningful measures in place to facilitate strong independent oversight: the Lead Independent Director has clearly articulated and extensive authority and responsibilities in the Board’s governance and functions; our Audit Committee, Compensation & Succession Planning Committee, Governance, Sustainability & Corporate Responsibility Committee, and Merger Integration Committee are each chaired by and comprised solely of independent directors; a majority of the directors serving on our Compliance & Risk Committee and
2023 proxy statement      21

Corporate governance and related matters
Finance Committee are independent directors; and our non-employee directors are encouraged to, and often do, have direct contact with our senior managers outside the presence of our executive officers.
Our corporate governance principles and the charters of the Audit Committee, the Compensation & Succession Planning Committee, the Compliance & Risk Committee, the Finance Committee and the Governance, Sustainability & Corporate Responsibility Committee have been posted on our website at investor.amerisourcebergen.com/governance/default.aspx.
Board structure
Our Board provides guidance and critical review of our:
•
governance,

•
strategic initiatives,

•
talent management, and

•
risk management processes.

Our Board also ensures that we have an effective management team in place to run our business and serves to protect and advance the long-term interests of our shareholders. The role of our senior executives is to develop and implement a strategic business plan for AmerisourceBergen and to grow our business.
Our employees conduct our business under the direction of our Chairman, President and Chief Executive Officer and with the independent oversight of our Board, including our Lead Independent Director. To enhance its oversight function, our Board is composed of directors who are not employed by us, with the exception of Mr. Collis.
Board leadership structure
Steven H. Collis Chairman, President and Chief Executive Officer	D. Mark Durcan Lead Independent Director Designee
Our Board has always retained the flexibility to determine the optimal leadership structure for the Company and our shareholders because our shareholders benefit most when our Board has the freedom to make decisions that are in the best interests of the Company, rather than pursuant to a predetermined policy. As provided for in our corporate governance principles, if the Chairman is not an independent member of the Board, then a Lead Independent Director must be elected annually from among the independent directors by a majority vote of the independent directors. We believe that this leadership structure fosters innovative, responsive, and strong leadership for the Company as a whole.
The Board believes that it is in the best interests of the Company and its shareholders for Mr. Collis to serve as both Chairman and Chief Executive Officer at this time. Mr. Collis is uniquely suited to serve in these two roles due to his knowledge of the Company and his experience in the industry. This combined role enables him to effectively and efficiently execute our strategic initiatives, including the integration of Alliance Healthcare and PharmaLex.
As part of its succession planning efforts and in light of Dr. Henney not standing for re-election at the 2023 Annual Meeting of Shareholders, the independent directors determined that it was in the best interests of the Company and its shareholders for D. Mark Durcan to serve as the Lead Independent Director following the 2023 Annual Meeting of Shareholders. Accordingly, in fiscal 2022, the independent directors appointed Mr. Durcan as Lead Independent Director, with such appointment to be effective as of March 9, 2023. The Board believes that Mr. Durcan will provide sound independent leadership in the boardroom. He brings important skills and qualifications to the role, including substantial experience in strategic planning, global markets and technological innovation gained through his experience as a Chief Operating Officer and Chief Executive Officer of a publicly traded company and his service on public company boards. Mr. Durcan also has strong working relationships with his fellow directors.
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Corporate governance and related matters
The Chairman’s primary responsibility is to set the agenda for the Board in coordination with the Lead Independent Director and to facilitate communications among our directors and between the Board and senior management. As Chairman, President and Chief Executive Officer, Mr. Collis ensures that the Board’s agenda and discussions address strategic planning as well as key business issues and risks that he encounters in daily operations.
Our governance structure establishes a dynamic leadership role for the Lead Independent Director which, together with independent committee leadership, provides a meaningful counterbalance to the executive Chairman and maintains independent and effective oversight of management.
The Lead Independent Director’s robust and comprehensive authority is as follows:

presides at all meetings of the Board at which the Chairman is not present calls, sets the agenda for and chairs executive sessions of the non-employee directors has authority to call a Board meeting and/or a meeting of non-employee directors approves Board meeting agendas and schedules to ensure that there is sufficient time for discussion of all agenda items meets one-on-one with the Chairman after each regularly scheduled Board meeting serves as a liaison between the Chairman and the non-employee directors serves on the Executive Committee

advises the chairs of the Board committees and assists them in the management of their workloads with the chair of the Compensation & Succession Planning Committee, takes a leading role in succession planning for the Chief Executive Officer supports the chair of the Governance, Sustainability & Corporate Responsibility Committee in overseeing the annual self-assessment process for the Board and each committee, interviewing and recommending candidates for the Board and recommending Board committee assignments is available for communication and consultation with major shareholders upon request on appropriate topics performs such other functions and responsibilities as set forth in our corporate governance principles or as requested by the Board or the non-executive directors from time to time

The Board maintains processes that provide it with opportunities to examine and reassess the effectiveness of our leadership structure, including the performance of our Chairman and our Lead Independent Director. These topics are reviewed through annual evaluations, under the oversight of our Governance, Sustainability & Corporate Responsibility Committee. The Compensation & Succession Planning Committee, in accordance with its charter and under the oversight of the Lead Independent Director, will also annually review the performance of, and succession plan for, the Chief Executive Officer.
Mr. Collis has served as President and Chief Executive Officer since July 2011 and as Chairman since March 2016. Through the annual review process, the Board has determined that it remains in the best interests of the Company and its shareholders for him to serve in both roles at this time, with a Lead Independent Director serving as a counterbalance.
In November 2018, the Board determined that it was in the best interests of the Company to split the role of Chairman of the Board and Chief Executive Officer in the future, commencing with the Company’s next Chief Executive Officer. At that time, the Chairman role will be assumed by an independent director.
Board independence

Except for Ms. Barra (who is the Walgreens Boots Alliance designated director) and Mr. Collis (who is an executive officer of the Company), all of the directors are independent. Our corporate governance principles require us to maintain a minimum of 70% independent directors on our Board. If the ten director nominees are elected at the 2023 Annual Meeting of Shareholders, eight out of ten directors then serving will be independent.

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Corporate governance and related matters
The Board has adopted guidelines in our corporate governance principles to assist it in making independence determinations, which meet or exceed the independence requirements set forth in the NYSE listing standards. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with AmerisourceBergen.
With the assistance of legal counsel, our Board reviewed the applicable legal standards for director and Board committee member independence. In undertaking its review, the Board considered that some of our directors serve on the board of directors or as executive officers of companies for which we perform (or may seek to perform) drug distribution and other services in the ordinary course of business. As a result of this review, the Board determined that each of the following current directors and director nominees is independent:
• D. Mark Durcan • Richard W. Gochnauer • Lon R. Greenberg • Jane E. Henney, M.D.(1) • Kathleen W. Hyle	• Lorence H. Kim, M.D • Michael Long(1) • Henry W. McGee • Redonda G. Miller, M.D • Dennis M. Nally
Our Board also determined that each of the members of our Audit Committee, Compensation & Succession Planning Committee and Governance, Sustainability & Corporate Responsibility Committee are independent, in accordance with the independence requirements set forth in their charters, the applicable NYSE listing standards and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”). None of the members of these committees receives any consulting or advisory fee from us other than compensation as non-employee directors.
Additionally, there are no family relationships among AmerisourceBergen’s directors and executive officers.

(1)
As noted above, Dr. Henney and Mr. Long are not standing for re-election at the 2023 Annual Meeting of Shareholders.

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Corporate governance and related matters
Risk oversight and management
2023 proxy statement      25

Corporate governance and related matters
The Board executes its oversight responsibility for risk management directly and through its committees, as follows:
•
Our Board considers specific risk topics throughout the year, including risks associated with government regulation as well as with our strategic objectives, business plan, operations, distribution of controlled substances, information technology (including cybersecurity), ESG and capital structure, among many others. Each quarter, our Chief Financial Officer reports to the Board on AmerisourceBergen’s financial performance and explains how actual performance compares to our business plan. Our corporate officers and the leaders of our principal business units report regularly to the Board about the risks and exposures related to their areas of responsibility. The Board is informed about and regularly discusses our risk profile, including legal, regulatory and operational risks to our business.

•
The Board also oversees our compliance policies and practices, including our sophisticated diversion control program through which the Company provides daily reports directly to the Drug Enforcement Administration (“DEA”) about the quantity, type, and receiving pharmacy of every order of controlled substances we distribute. Additionally, the Board periodically visits Company facilities, which provides the directors with an opportunity to observe the Company’s operations and to interact with employees outside of the boardroom.

•
Each Board committee reports to the Board at every regular Board meeting on the topics discussed and actions taken at the most recent committee meeting. The Board discusses the risks and exposures, if any, involved in the matters or recommendations of the committees, as necessary.

•
Our Compliance & Risk Committee assists the Board in its oversight of the Company’s:

◦
enterprise risk management program;

◦
compliance program, which includes the Office of Compliance led by the Company’s Chief Compliance Officer;

◦
legal and regulatory compliance; and

◦
Code of Ethics and Business Conduct.

•
Our Audit Committee has primary responsibility for monitoring our internal audit and financial risk assessment and overseeing our system of internal controls and financial reporting. At each regularly scheduled meeting, the Audit Committee receives reports from our:

◦
external auditor on the status of audit activities and findings; and

◦
chief audit executive (who reports directly to the Audit Committee) on the status of the internal audit plan, audit results and any corrective action taken in response to audit findings.

The Audit Committee is also responsible for periodically reviewing cybersecurity issues and the Company’s business continuity and disaster recovery plans as they relate to IT security.
•
The Board’s other committees oversee risks associated with their respective areas of responsibility. For example:

◦
The Governance, Sustainability & Corporate Responsibility Committee oversees our sustainability strategy and practices, including the Company’s ESG reporting and disclosure practices. The Governance, Sustainability & Corporate Responsibility Committee also oversees the Company’s DEI practices.

◦
Additionally, the Compensation & Succession Planning Committee assesses risks associated with our compensation policies and programs for executives, as well as for employees generally.

◦
Our Finance Committee discusses risks relating to our capital structure, financing activities, dividend and tax policy and stock repurchase activities.

◦
Our Merger Integration Committee oversees risks associated with integrating the Alliance Healthcare business into our Company.

•
We have a Chief Compliance Officer who oversees our corporate compliance program, including our:

◦
Office of Compliance;

◦
compliance audits;

◦
compliance training;

◦
compliance with our Code of Ethics and Business Conduct; and

◦
reporting, investigation and corrective action program.

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Corporate governance and related matters
We also have an internal Compliance Committee composed of executive officers that supports the Chief Compliance Officer in fulfilling his or her responsibilities and driving corporate adherence to our compliance program, Code of Ethics and Business Conduct and related policies and procedures. Our Chief Compliance Officer and Chief Legal Officer report to the Compliance & Risk Committee and to the full Board throughout the year on corporate compliance matters, the status of our compliance programs (including our diversion control program described below), calls to our hotline and any other material developments.
Oversight of employee compensation
We have conducted an internal risk assessment of our employee compensation policies and practices, including those relating to our executive officers. We have concluded that our compensation policies and practices do not promote behaviors that could put the organization at legal, financial or reputational risk. We have reviewed our risk analysis with the Compensation & Succession Planning Committee. The risk assessment process included, among other things, a review of all key incentive compensation plans to ensure that they are aligned with our pay-for-performance philosophy and include performance metrics that support corporate goals. The objective of this process was to identify any compensation plans and practices that may encourage employees to take unnecessary risks that could have a material adverse effect on the Company. No such plans or practices were identified. Accordingly, no material adjustments were made to the Company’s compensation policies and practices as a result of its risk profile. Various factors mitigate the risk profile of our compensation programs, including, among others:
•
Performance targets under our cash incentive programs are tied to a number of different financial metrics so employees will not place undue emphasis on any particular metric at the expense of other aspects of our business;

•
Maximum caps on payouts have been established for our annual cash incentive programs, including under our cash bonus plan used for senior management;

•
Equity awards under our performance plan for executive officers have maximum caps and are forfeited entirely if the threshold performance metrics are not achieved;

•
For fiscal 2022, the performance plan ties 60% of an executive officer’s annual equity award to performance shares that are dependent on financial metrics achieved over a three-year period to ensure that our executive officers are accountable for long-term measures of success;

•
The remaining 40% of an executive officer’s annual equity award is in restricted stock units and also vests over a multi-year period to encourage executive officers to focus on long-term growth and creating value for shareholders;

•
Stock ownership requirements align the interests of our executive officers with those of our shareholders;

•
We have effective management processes for developing annual business plans and a strong system of internal financial controls; and

•
A broad-based group of functions, including human resources, finance and legal, oversees aspects of our cash and equity incentive programs.

We will continue to monitor our compensation policies and practices to determine whether our risk management objectives are being met with respect to incentivizing our employees.
Board orientation and education
We provide our directors with comprehensive orientation and continuing education, as needed, which is overseen by the Governance, Sustainability & Corporate Responsibility Committee. Director orientation familiarizes the directors with our business and strategic plans, significant financial, accounting and risk management issues, compliance programs, policies and other controls, and our principal officers. The orientation also addresses Board procedures, our corporate governance principles and our Board committee charters. We offer continuing education programs and reimbursement for outside educational programs and provide opportunities to attend commercial director education seminars to assist our directors in maintaining their expertise in areas related to the work of the Board and the directors’ committee assignments. Ongoing education includes two hours of annual compliance training for each director. We also provide our directors with full membership to the National Association of Corporate Directors to provide a forum for them to maintain their insight into leading governance practices and exchange ideas with peers. Ms. Hyle in 2015 and
2023 proxy statement      27

Corporate governance and related matters
Mr. McGee in 2018 were named to the “NACD Directorship 100,” an annual honor sponsored by the National Association of Corporate Directors to recognize influential directors and others who impact corporate governance.
Board reviews
We have a comprehensive annual review process in place for the Board and each of its committees, which is led by the chair of our Governance, Sustainability & Corporate Responsibility Committee and our Lead Independent Director. As required by our corporate governance principles, the review occurs annually. The process involves discussion and planning for both Board succession and committee rotation, including with regard to the skills needed to continue to represent the long-term interests of shareholders.
Either the chair of our Governance, Sustainability & Corporate Responsibility Committee, the Lead Independent Director, or an independent, third-party governance expert interviews each director to obtain his or her assessment of the effectiveness of the Board and the committees on which he or she serves, as well as director performance and Board dynamics. In fiscal 2022, the evaluation process was led by the Lead Independent Director. In advance of the interview, each member of a committee receives a questionnaire soliciting feedback regarding the committee’s performance. During the interview, each director is asked to provide an assessment of the Board’s and the relevant committee’s performance. We also solicit suggestions for improving the Board’s and the committee’s performance, dynamics, time-management, and functioning, as well as proposed topics of focus for the Board and the committees in the upcoming year. The results of the individual interviews and assessments are compiled in a report, which the Lead Independent Director presents to the full Board for review, discussion and determination of action items.
The annual review by the Board of the corporate governance principles and by each committee of its charter is a further step in the evaluation process through which the directors consider corporate governance best practices and trends for the Board as a whole and identify new areas of focus for the different committees. The full Board reviews and discusses recommended revisions to the corporate governance principles and committee charters prior to voting on their approval.
Director elections
Our bylaws and corporate governance principles provide for a majority vote standard for the election of directors. Under the majority vote standard, each director must be elected by a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote. A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director. A plurality voting standard will apply instead of a majority voting standard if:
•
A shareholder has provided us with notice of a nominee for director in accordance with our bylaws; and

•
That nomination has not been withdrawn on or prior to the day next preceding the date the Company first provides its notice of meeting for such meeting to shareholders.

Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the required votes for re-election, the director remains in office until a successor is elected and qualified. Our bylaws and corporate governance principles require each director nominee to tender an irrevocable resignation prior to the applicable meeting of shareholders and include post-election procedures in the event an incumbent director does not receive the required votes for re-election, as follows:
•
The Governance, Sustainability & Corporate Responsibility Committee shall make a recommendation to the Board as to whether to accept the previously tendered resignation of the director;

•
The Board will act on the Governance, Sustainability & Corporate Responsibility Committee’s recommendation; and

•
The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation.

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Corporate governance and related matters
Board succession and committee rotation
We are committed to Board succession planning and recognize the value in adding directors with new perspectives to our Board. The Board review process involves discussion and planning for both Board succession and committee rotation. To support this process, the Board maintains certain policies regarding director retirement. Pursuant to our corporate governance principles, a director will offer to resign at the annual meeting of shareholders following his or her 75th birthday and a director will tender his or her resignation for consideration by the Governance, Sustainability & Corporate Responsibility Committee when his or her employment or principal business association changes materially. Additionally, a director who is an employee will resign when he or she retires or is no longer employed by us. We also encourage our Board to rotate committee chairs on a regular basis.
To further our commitment to ensuring meaningful Board refreshment, in 2022, the Board adopted a mandatory term limit, pursuant to which any director initially elected or appointed to the Board after August 18, 2022 will offer to resign at the annual meeting of shareholders following his or her 15th anniversary as a director.
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Corporate governance and related matters
Oversight of controlled substances
AmerisourceBergen has a longstanding commitment to ensuring a safe and efficient pharmaceutical supply chain. Our wholesale pharmaceutical distribution business plays a key, but specific, role of providing safe access to thousands of important medications to enable healthcare providers to serve patients with a wide array of clinical needs across the healthcare spectrum. We have taken substantial steps to help prevent the diversion of controlled substances and are committed to joining other healthcare stakeholders, government entities, civic organizations, law enforcement agencies and individuals to help address the opioid epidemic.
Board oversight of risks
Our Board oversees risk management and considers specific risk topics on an ongoing basis, including risks associated with the Company’s distribution of opioid medications. Our Compliance & Risk Committee provides further oversight on these matters and expertise at the Board level. The Board (and/or the Compliance & Risk Committee) receive at least quarterly updates on our anti-diversion program, the status of pending litigation related to the distribution of opioids, legislative and regulatory developments related to controlled substances, and shareholder feedback. For additional information on the Board’s oversight of risks, see “Corporate governance and related matters — Corporate governance — Risk oversight and management” beginning on page 25 of this proxy statement.

Global settlement status
In February 2022, AmerisourceBergen approved a comprehensive Distributor Settlement Agreement with two other national pharmaceutical distributors to resolve opioid lawsuits filed by state and local governmental entities. The Distributor Settlement Agreement became effective in the third quarter of fiscal 2022. As of mid-January 2023, 48 of 49 eligible states as well as 99% of the eligible political subdivisions have joined the settlement. The Distributor Settlement Agreement provides meaningful relief to communities across the U.S. impacted by the opioid epidemic and will also establish a clearinghouse that consolidates data from all three distributors.

Our role in the supply chain
Our wholesale distribution business manages the secure transportation of Food and Drug Administration (“FDA”) approved medications, a small part of which includes opioids and other controlled substances, from manufacturers to neighborhood pharmacies and pharmacy chains as well as hospitals, nursing homes, hospices and other clinical settings. Distributors do not manufacture or create supply or demand for opioids. The distribution of opioid medicines represents less than two percent of our annual revenue, and we do not offer our sales team members incentives based on opioid sales.
In fulfilling our Company’s purpose to create healthier futures, AmerisourceBergen is dedicated to providing efficient and safe access to all FDA-approved medications through our wholesale distribution business. Wholesale distribution serves as a physical link between manufacturers and the healthcare providers that ultimately serve patients.
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Corporate governance and related matters
Internal controls and anti-diversion practices
Ensuring the safety and security of wholesale distribution has always been paramount. To achieve this, we continuously evaluate, enhance, strengthen and expand the proven measures we have implemented to maintain the integrity of every order we ship. These processes include:
Due diligence	Order monitoring	Daily reporting	Licensing

•
We perform extensive due diligence on customers who intend to purchase controlled substances from us and vet discovered information through a best-in-class diversion control team of internal and external experts before granting them permission to purchase.

•
We maintain an order monitoring program with sophisticated technology that tests every controlled substance order against established governing criteria.

•
Orders determined to be suspicious are canceled and reported to the DEA and relevant state agencies.

• We provide daily reports to the DEA of all controlled substances, including the quantity, type and recipient of each shipped order.
•
We ensure that all customers are appropriately licensed by regulatory agencies and continuously monitor those customers for "red flag" behavior.

•
We discontinue customer relationships where there is an increased potential for diversion by the customer.

•
We also support law enforcement efforts to investigate entities that attempt to divert controlled substances.

Our report titled Safe and Secure Distribution of Controlled Substances describes in detail our role in the pharmaceutical supply chain, our Board’s oversight of management’s efforts to develop meaningful solutions to the opioid epidemic, our management team’s thoughtful approach to enterprise risk management, our commitment to operational integrity and diversion control, and our community and team member outreach efforts. A copy of this report can be found on our website at amerisourcebergen.com/pharmaceutical-distribution/fighting-the-opioid-epidemic.
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Corporate governance and related matters
Information on Board committees
Audit Committee
All members of the Audit Committee are independent | Meetings in fiscal 2022: 9
Committee Members • Dennis M. Nally (Chair) • D. Mark Durcan • Henry W. McGee Report • The Report of the Audit Committee is on page 40
Key responsibilities
•
Appoints, and has authority to terminate, our independent registered public accounting firm.

•
Pre-approves all audits and permitted non-audit services provided by the Company’s independent registered public accounting firm, including the scope of the audit and audit procedures.

•
Reviews and discusses the independence of our independent registered public accounting firm.

•
Reviews and discusses with management and our independent registered public accounting firm the Company’s audited financial statements and interim quarterly financial statements as well as management’s discussion and analysis of the statements as set forth in Forms 10-K and 10-Q filed with the SEC.

•
Prepares the audit committee report as required by SEC rules.

•
Discusses with management and/or our independent registered public accounting firm significant financial reporting and accounting issues and the adequacy of our internal control over financial reporting.

•
Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

•
Reviews the internal audit function, internal audit plans, internal audit reports and management’s response to such reports.

•
Reviews the appointment, performance and replacement of our chief audit executive.

•
Assists the Board with oversight of the Company’s compliance with legal and regulatory requirements, including, as appropriate, participating in oversight of enterprise risk management.

•
Discusses the Company’s guidelines, policies and practices with respect to the assessment, management and mitigation of risks.

•
Reviews and approves all related persons transactions in accordance with our Related Persons Transactions Policy.

•
Reviews our information technology security program and reviews and discusses the controls around cybersecurity, including the development of business continuity and disaster recovery plans.

•
Establishes and oversees procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

32      2023 proxy statement

Corporate governance and related matters
Compensation & Succession Planning Committee
All members of the Compensation & Succession Planning Committee are independent | Meetings in fiscal 2022: 6
Committee Members • Kathleen W. Hyle (Chair) • Richard W. Gochnauer • Dennis M. Nally Report • The Compensation Committee Report is on page 63
Key responsibilities
•
Reviews and approves our executive compensation strategy and the individual elements of total compensation for the President and Chief Executive Officer and executive management.

•
Evaluates performance of management annually.

•
Ensures that our executive compensation strategy aligns with shareholder interests.

•
Considers and approves any compensation practices related to ESG, including DEI and coordinates with the Governance, Sustainability & Corporate Responsibility Committee on these practices, as appropriate.

•
Administers, monitors, and reviews the Company’s clawback policies and the clawback, recoupment and forfeiture provisions contained in the Company’s equity and cash incentive compensation programs.

•
Reviews and discusses with management the Compensation Discussion and Analysis and other disclosures about executive compensation that are required to be included in our proxy statement and Annual Report on Form 10-K.

•
Prepares a compensation committee report as required by SEC rules.

•
Establishes guidelines for the administration of, and grants awards under, our incentive compensation plans, including equity incentive plans, with discretion to adjust compensation upward or downward.

•
Has sole authority for retaining any consulting firm used to assist the committee in its evaluation of the compensation of the President and Chief Executive Officer or any other executive officer and for evaluating the independence of such consulting firm.

•
Monitors the activities of our internal Benefits Committee, including the Benefits Committee’s oversight of the administration and investment performance of our retirement plans.

•
Oversees the administration of our health and welfare plans.

•
Reviews with management and makes recommendations relating to succession planning and talent development.

•
The Compensation & Succession Planning Committee has authority to delegate any of its responsibilities to a subcommittee or internal committee as the Compensation & Succession Planning Committee may deem appropriate in its sole discretion.

Compliance & Risk Committee
Meetings in fiscal 2022: 5
Committee Members • Lon R. Greenberg (Chair) • Ornella Barra • Richard W. Gochnauer
Key responsibilities
•
Oversees the implementation by management of an enterprise risk management program that is designed to assist the Company with monitoring and mitigating compliance, legal, regulatory, and operational risks related to the business, including emerging risks.

•
Assists the Board in its oversight of the Company’s compliance with legal and regulatory requirements and reviews all significant litigation and internal and government investigations, other than those matters reserved for the Audit Committee’s review and oversight, with the appropriate members of management.

•
Assists the Board with overseeing the Company’s Controlled Substances Monitoring Program, including through quarterly reports from the Chief Diversion Control Officer.

•
Provides review and oversight of the Company’s compliance program and meets regularly with the Company’s Chief Compliance Officer to discuss matters within the committee’s oversight responsibility.

•
Reports to the Board regarding the Company’s compliance functions and related risks.

•
Oversees compliance with our Code of Ethics and Business Conduct.

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Corporate governance and related matters
Executive Committee
Meetings in fiscal 2022: 0
Committee Members • Steven H. Collis (Chair) • D. Mark Durcan • Lon R. Greenberg • Kathleen W. Hyle • Michael J. Long • Henry W. McGee • Dennis M. Nally
Key responsibilities
•
Exercises the authority of the Board of Directors between regularly scheduled meetings of our Board on matters that cannot be delayed, except as limited by Delaware law and our bylaws.

Finance Committee
Meetings in fiscal 2022: 8
Committee Members • D. Mark Durcan (Chair) • Ornella Barra • Kathleen W. Hyle • Lorence H. Kim, M.D.
Key responsibilities
•
Provides oversight of our capital structure and other issues of financial significance to the Company.

•
Reviews the capital structure of the Company and considers its funding and capital needs.

•
Reviews the adequacy of the Company’s liquidity, and proposed financing plans, credit facilities, and other financing transactions.

•
Reviews our dividend policy.

•
Reviews and proposes issuance or sale of our stock, stock repurchases, redemptions and splits.

•
Reviews financial strategies developed by management to meet changing economic and market conditions.

•
Reviews proposed major capital expenditures or commitments.

•
Reviews proposed material acquisitions, divestitures, joint ventures, and other transactions involving the Company and periodically reviews performance and progress of completed acquisitions and capital spending projects.

34      2023 proxy statement

Corporate governance and related matters
Governance, Sustainability & Corporate Responsibility Committee
All members of the Governance, Sustainability and Corporate Responsibility Committee are independent | Meetings in fiscal 2022: 5
Committee Members • Henry W. McGee (Chair) • Lon R. Greenberg • Michael J. Long
Key responsibilities
•
Reviews and makes recommendations to the Board about corporate governance and the Company’s corporate governance principles.

•
Identifies and discusses with management the risks, if any, relating to the Company’s corporate governance structure and practices.

•
Oversees the Company’s sustainability and corporate responsibility strategy and practices, including the Company’s ESG reporting and disclosure practices.

•
Oversees the Company’s social strategy and practices, including with respect to diversity, equity and inclusion.

•
Receives regular reports from the Company’s Global ESG Council and oversees the Company’s support for charitable, educational and business organizations, including the AmerisourceBergen Foundation and the AmerisourceBergen Associate Assistance Fund.

•
Recommends selection and qualification criteria for directors and committee members and identifies and recommends qualified candidates to serve as directors of AmerisourceBergen, including those recommended by shareholders. The committee includes, and has any search firm that it engages include, women and ethnically and racially diverse candidates in the pool from which the committee selects director candidates.

•
Reviews and makes recommendations relating to succession planning for our Board and Board committee leadership positions and prepares for Board vacancies.

•
Oversees orientation of directors and continuing education of directors in areas related to the work of our Board and the directors’ committee assignments.

•
Makes recommendations regarding the size and composition of our Board and the composition and responsibilities of Board committees.

•
Oversees the evaluation of our Board and the Board committees and reviews the committee assignments.

•
Reviews and makes recommendations to our Board regarding non-employee director compensation.

•
Has sole authority for retaining and terminating any third-party firm used to assist in the annual Board and Board committee evaluation and with evaluation of the compensation of directors, and for evaluating the independence of such firm.

Director attendance
Each director attended at least 75% of the aggregate of  (i) the total number of meetings of the Board held during fiscal 2022 and (ii) the total number of meetings held by each committee of the Board on which such director served during fiscal 2022. There were nine meetings of the full Board during fiscal 2022, and the number of committee meetings held during fiscal 2022 is provided in the chart on page 8 of this proxy statement.
We currently expect all of our director nominees to virtually attend the 2023 Annual Meeting of Shareholders and all directors are expected to attend our annual meetings pursuant to our corporate governance principles. All of our directors virtually attended the 2022 Annual Meeting of Shareholders.
Meetings of the independent directors
The independent directors meet prior to the commencement of each of the regularly scheduled committee meetings. Additionally, the independent directors, together with our one additional non-management director, meet after each regularly scheduled meeting of the full Board. The Lead Independent Director presides at each such meeting and, if the Lead Independent Director is not present, the committee chairs preside on a rotating basis.
Communications with non-management directors
Interested parties who wish to communicate with the full Board, the non-management directors, an individual director or a Board committee may submit communications at any time in writing to: Corporate Secretary, AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, PA 19428. AmerisourceBergen’s Corporate Secretary will determine, in his good faith judgment, which communications will be relayed to the Lead Independent Director and other non-management directors. All such correspondence should identify the author as a shareholder or other interested party and clearly state the intended recipient. Communications
2023 proxy statement      35

Corporate governance and related matters
received may be reviewed by the Corporate Secretary for the sole purpose of determining whether it is appropriate. In general, the following types of communication are not related to the duties and responsibilities of the Board and are therefore not appropriate: spam and similar junk mail and mass mailings, unsolicited advertisements or invitations to conferences or promotional material, product complaints, resumes or other job inquiries, and surveys.
Code of ethics
The Board adopted our Code of Ethics and Business Conduct in May 2004. We review and revise the Code of Ethics and Business Conduct from time to time, most recently in August 2022. It applies to directors and employees, including officers, and is intended to comply with the requirements of Section 303A.10 of the NYSE Listed Company Manual. Any waivers of the application of the Code of Ethics and Business Conduct to directors or executive officers must be approved by either the Board or the Compliance & Risk Committee.
We have also adopted our Code of Ethics for Designated Senior Officers in accordance with Item 406 of the SEC’s Regulation S-K. It applies to our President and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and our Senior Vice President and Chief Accounting Officer.
Our Code of Ethics and Business Conduct and our Code of Ethics for Designated Senior Officers are posted on our website at investor.amerisourcebergen.com/governance/policies/default.aspx. Additionally, any waiver or amendment to either code will be disclosed promptly on our website at investor.amerisourcebergen.com/governance/policies/default.aspx.
Derivatives trading and hedging prohibition
AmerisourceBergen considers it improper and inappropriate for its directors, officers and employees to engage in short-term or speculative transactions in our securities, including hedging or monetization transactions. Many forms of speculative transactions are inconsistent with the goal to improve our long-term performance. Accordingly, AmerisourceBergen has a policy that prohibits directors, officers and employees from engaging in the following transactions involving AmerisourceBergen securities: short sales, hedging or monetization transactions, and transactions in publicly-traded options on our securities, such as puts, calls and other derivatives.
Shareholder recommendations for director nominees
The advance notice provision for nomination of directors in our bylaws allows a shareholder to propose nominees for consideration by the Governance, Sustainability & Corporate Responsibility Committee by submitting specified information concerning itself and the proposed nominee, including the name, appropriate biographical information and qualifications of the proposed nominee. This and other information required under the advance notice provision must be provided to us in writing to: Corporate Secretary, AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, PA 19428, no earlier than November 10, 2023 and no later than December 10, 2023 to be considered for the 2024 Annual Meeting of Shareholders.
The proxy access provisions in our bylaws allow an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our Common Stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. Loaned stock that can be recalled within three days may count towards an eligible shareholder’s 3% beneficial ownership requirement, which must be maintained at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the following two years. Provisions in the Shareholders Agreement with Walgreens Boots Alliance would not permit Walgreens Boots Alliance to use proxy access. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting. Information required under the proxy access provision must be provided to us in writing to: Corporate Secretary, AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, PA 19428, no earlier than August 30, 2023 and no later than September 29, 2023 to be considered for the 2024 Annual
36      2023 proxy statement

Corporate governance and related matters
Meeting of Shareholders. In considering any nominee proposed by a shareholder in accordance with the requirements set forth in our bylaws, the Governance, Sustainability & Corporate Responsibility Committee will reach a conclusion based on the nominee evaluation criteria described under “Identification and evaluation of director nominees and overboarding policy” beginning on page 13 of this proxy statement. After full consideration, the shareholder proponent will be notified of the decision of the committee.
2023 proxy statement      37

Audit Committee matters
Item 2 — Ratification of the appointment of Ernst & Young LLP as AmerisourceBergen’s independent registered public accounting firm for fiscal 2023
Ratification of the appointment of Ernst & Young LLP
You are voting on the ratification of the appointment of Ernst & Young LLP (“EY”) as AmerisourceBergen’s independent registered public accounting firm for the fiscal year ending September 30, 2023. The Audit Committee of the Board has appointed EY to serve as our independent registered public accounting firm for fiscal 2023. Although our governing documents do not require the submission of the appointment of AmerisourceBergen’s independent registered public accounting firm to the shareholders for approval, the Board considers it desirable that the shareholders ratify the appointment of EY. Should the shareholders not ratify the appointment of EY as AmerisourceBergen’s independent registered public accounting firm for the fiscal 2023, the Audit Committee will investigate the reasons and will reconsider whether it is appropriate to select another independent registered public accounting firm, but is not required to do so. Even if EY’s appointment is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.
Oversight relationship between the Audit Committee and our external auditor
Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of AmerisourceBergen’s external auditor. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the external auditor’s qualifications, performance and independence. In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to AmerisourceBergen. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee reviews the process that we and EY undertake to ensure the rotation of the audit partner responsible for reviewing the audit, and evaluates the qualifications and experience of the individual selected to serve as lead partner for our audit. EY has been retained as the external auditor of AmerisourceBergen since 2001 and of its predecessor entity AmeriSource Health Corporation since 1985. The members of the Audit Committee believe that the continued retention of EY to serve as our external auditor is in the best interests of AmerisourceBergen and its shareholders.
Independent registered public accounting firm services
Audit services provided by EY for fiscal 2023 will include examination of the consolidated financial statements of AmerisourceBergen and services related to periodic SEC filings. Audit services for fiscal 2023 also will include the audit of the effectiveness of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Additionally, EY may provide audit-related, tax and other services comparable in nature to the services performed in fiscal 2021 and 2022, as described under the heading “Independent registered public accounting firm’s fees”.
Representatives of the independent registered public accounting firm at the 2023 annual meeting of shareholders
Representatives of EY are expected to participate at the 2023 Annual Meeting of Shareholders. Such representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.
We recommend that you vote for the ratification of the appointment of EY as AmerisourceBergen’s independent registered public accounting firm for fiscal 2023.
38      2023 proxy statement

Audit Committee matters
Audit Committee financial experts
The Board has determined that each of Mr. Nally and Mr. Durcan is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Nally serves as chair of the Audit Committee. A description of the financial expertise of Mr. Nally and Mr. Durcan accompanies their biographies on pages 18 and 15, respectively.
Policy for pre-approval of audit and non-audit services
The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent registered public accounting firm is permitted to perform for the Company under applicable federal securities regulations. As permitted by the applicable regulations, the committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent registered public accounting firm and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.
Independent registered public accounting firm’s fees
During the fiscal years ended September 30, 2022 and 2021, EY, AmerisourceBergen’s independent registered public accounting firm, billed the Company the fees set forth below in connection with services rendered by the independent registered public accounting firm to the Company:
	Fiscal year
EY fee category	2022 ($)	2021 ($)
Audit fees(1)	12,016,150	10,112,100
Audit-related fees(2)	4,132,600	4,569,390
Tax fees(3)	3,851,977	4,387,984
All other fees(4)	1,368,000	8,000
Total	21,368,727	19,077,474

(1)
Audit fees consisted of fees for the audit of AmerisourceBergen’s annual financial statements, consultation concerning financial accounting and reporting standards and consultation concerning matters relating to Section 404 of the Sarbanes-Oxley Act of 2002, reviews of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of Company documents filed with the SEC. Audit fees also included fees for the audit of the effectiveness of the Company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-related fees consisted of fees for assurance and related services, including employee benefit plan audits. Audit-related fees in fiscal 2021 and 2022 included due diligence fees related to the acquisition of the majority of the Alliance Healthcare businesses from Walgreens Boots Alliance and the acquisition of PharmaLex, respectively.

(3)
Tax fees consisted of fees for services related to tax compliance, tax advice and tax planning services.

(4)
Other fees consisted primarily of pre-approved consulting services relating to acquired technology systems and other company initiatives.

Our Audit Committee reviewed and approved all fees charged by EY in accordance with the policy described above and monitored the relationship between audit and permissible non-audit services provided. The policy is intended to ensure that the fees earned by EY are consistent with the maintenance of the independent registered public accounting firm’s independence in the conduct of its auditing functions.
2023 proxy statement      39

Audit Committee matters
Report of the Audit Committee
The Audit Committee consists of the three directors named at the end of this report. All of the Audit Committee members are independent under applicable SEC and NYSE rules and our corporate governance principles. The Board has concluded that each member is “financially literate” and that two of the members qualify as “audit committee financial experts.” The key responsibilities of the Audit Committee are set forth in its charter, which was most recently approved by the Board in November 2022 and is available on our website at investor.amerisourcebergen.com/governance/committees/default.aspx. The Audit Committee is responsible for, among other matters, the appointment, retention, and compensation of the independent auditor and in connection therewith annually considers the performance of Ernst & Young LLP.
AmerisourceBergen’s management has primary responsibility for the Company’s financial statements and its internal control over financial reporting. AmerisourceBergen’s independent registered public accounting firm, EY, is responsible for performing an independent audit of AmerisourceBergen’s consolidated financial statements and for issuing a report on the effectiveness of AmerisourceBergen’s internal control over financial reporting. The Audit Committee meets regularly with EY, with and without management present, to review the overall scope and plans for EY’s audit work and to discuss the results of its audit procedures, the evaluation of AmerisourceBergen’s internal control over financial reporting and the overall quality of AmerisourceBergen’s accounting and financial reporting. AmerisourceBergen’s management has represented to the Audit Committee that the financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 were prepared in accordance with U.S. generally accepted accounting principles and that our internal control over financial reporting was effective as of September 30, 2022.
The Audit Committee reviewed and discussed with AmerisourceBergen’s management and EY the audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and our internal control over financial reporting. The Audit Committee discussed with EY, which is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles, the firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements. The Audit Committee also discussed with EY the matters related to the conduct of the audit that are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (“PCAOB”), including the matters required to be discussed by the PCAOB Auditing Standard No. 1301, “Communications with Audit Committees.” In addition, the Audit Committee discussed with EY the firm’s independence from the Company and its management, including the matters in the written disclosures and letter that were received by the Audit Committee from EY as required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence. The Audit Committee further considered whether the provision of non-audit related services by EY to the Company is compatible with maintaining the independence of that firm from the Company. The Audit Committee also discussed with EY the firm’s audit of the effectiveness of the Company’s internal control over financial reporting as of September 30, 2022.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in AmerisourceBergen’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022.
The Audit Committee
Dennis M. Nally, Chair	D. Mark Durcan	Henry W. McGee
The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference therein.
40      2023 proxy statement

Executive compensation
and related matters
Item 3 — Advisory vote to approve the compensation of our named executive officers
In accordance with the requirements of Section 14A of the Exchange Act, we are including this proposal, commonly known as a “say-on-pay” proposal, which gives our shareholders the opportunity to endorse the compensation paid to our named executive officers through the following resolution:
“Resolved, that the shareholders approve, on an advisory basis, the fiscal 2022 compensation paid to AmerisourceBergen’s named executive officers, as disclosed in AmerisourceBergen’s proxy statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”
In deciding how to vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis” section beginning on page 44 for a detailed description of our executive compensation philosophy and programs, the compensation decisions of the Compensation & Succession Planning Committee under those programs and the factors considered in making those decisions.
AmerisourceBergen’s executive compensation program is strongly focused on pay for performance principles. We emphasize a compensation philosophy that rewards our executives when they deliver targeted financial results and subjects a significant portion of their compensation to risk if they do not. The compensation of our named executive officers varies depending upon the achievement of pre-established performance goals. Through stock ownership requirements and equity incentives, we also align the interests of our executives with those of our shareholders and the long-term interests of AmerisourceBergen. Our executive compensation policies have enabled AmerisourceBergen to attract and retain talented and experienced executives and have benefited AmerisourceBergen over time.
We believe that the fiscal 2022 compensation of our named executive officers is reasonable and competitive, aligns with AmerisourceBergen’s fiscal 2022 results and positions us for future growth.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. Because your vote is advisory, it will not be binding upon the Board; however, the Board values shareholders’ opinions, and the Compensation & Succession Planning Committee will take into account the outcome of the vote when considering future executive compensation decisions. The Board has adopted a policy providing for annual say-on-pay advisory votes. The Company has  included in this proxy statement a proposal regarding the frequency of the say-on-pay advisory vote (“say-on-frequency” vote) and the Board has recommended that the shareholders vote “every year” to approve an annual say-on-pay vote. Unless the Board modifies the Company’s policy, the next say-on-pay advisory vote will be held at our 2024 Annual Meeting of Shareholders and the next say-on-frequency advisory vote will be held at our 2029 Annual Meeting of Shareholders.
The Board recommends that you vote for the advisory resolution approving the fiscal 2022 compensation of AmerisourceBergen’s named executive officers as described in this proxy statement.
2023 proxy statement      41

Executive compensation and related matters
Letter from the Compensation & Succession Planning Committee
Dear AmerisourceBergen shareholders,
As members of AmerisourceBergen’s Compensation & Succession Planning Committee (the “Compensation Committee”), we thank you for your continued investment in AmerisourceBergen as we establish goals that support long-term growth and enable the Company to create healthier futures. The Compensation Committee appreciates the feedback from shareholders and embraces a compensation philosophy that aligns with their interests, puts a significant portion of executive compensation at risk, and attracts and retains talented and experienced executives.
Business performance and strategic achievements
The Compensation Committee recognizes the Company’s strong performance in a particularly challenging macroeconomic environment. In fiscal 2022, the Company delivered on its strategic imperatives and further strengthened its value proposition to its healthcare partners, from manufacturers to patients. The management team continued to drive growth and expand its leadership position in distribution through the continued integration of Alliance Healthcare and the announcement of its intent to acquire PharmaLex, a leading provider of specialized services for the life sciences industry.
We are proud of the Company’s accomplishments in distributing COVID-19 treatments, vaccines, and test kits to hospitals and health systems globally, the focus on fostering a world-class employee experience, progress on ESG efforts, and the creation of long-term shareholder value, as described in this proxy statement. The Compensation Committee’s decisions for the fiscal year align with these performance outcomes and achievements and reflect the continued strong execution of the management team, the value of differentiated solutions, and the resilience of the businesses.
Shareholder engagement
The Compensation Committee participates in robust shareholder engagement and finds feedback from these conversations to be valuable and informative inputs in our decision-making process. During the fall engagement, we reviewed fiscal 2022 program changes, previewed the proposed metrics for the fiscal 2023 program, and emphasized our commitment to hold the management team accountable for events within their control. In these discussions, shareholders confirmed that they found recent actions to be responsive to the feedback they provided in the prior fiscal year, as evidenced by the 96% support for our Say-on-Pay proposal at our 2022 Annual Meeting of Shareholders.
Fiscal 2022 Committee actions
During the course of the year, the Compensation Committee evaluated the Company’s performance and achievements and took actions to address feedback raised by shareholders.
2022 program enhancements included the following:
•
Relative total shareholder return (“TSR”) modifier in the performance share component of the long-term incentive plan with above-median performance required for a target payout;

•
Post-vesting holding requirement on 50% of earned performance shares of two years for the CEO and one year for other named executive officers;

•
Quarterly review of the adjustments in the Company’s reported financial results;

•
Enhanced incentive compensation clawback provisions and disclosure; and

•
Continued to enhance disclosure of the Compensation Committee’s decision-making process.

42      2023 proxy statement

Executive compensation and related matters
At the conclusion of fiscal 2022, we approved payouts for our named executive officers after considering a number of factors, including the Company’s business performance and its strong execution against strategic objectives. We also considered our decision last year to exercise negative discretion on the fiscal 2021 short-term incentive payouts, and a commitment that, absent a material change to the factors considered, we did not intend to take future discretionary action related to the resolution of opioid-related litigation.
Looking ahead
In keeping with our commitment, we are incorporating an ESG metric into the executive compensation program that furthers the Company’s business objectives and aligns to the pillars of the Company’s ESG strategy. The ESG metric, effective for fiscal 2023, includes three quantifiable components focused on driving female representation in leadership roles globally, employee inclusion and engagement, and business resiliency planning for climate-driven events. This new metric represents 10% of our executives’ short-term incentive opportunity.
The Compensation Committee remains committed to establishing appropriate incentives for our business leaders and driving accountability for performance and we look forward to ongoing dialogue with our shareholders on these topics.
Kathleen W. Hyle, Chair
Richard W. Gochnauer
Dennis M. Nally
2023 proxy statement      43

Executive compensation and related matters
Compensation discussion and analysis
This Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program during fiscal 2022. It also provides an overview of how and why the Compensation Committee arrived at the specific compensation decisions for our named executive officers for fiscal 2022, including the key factors that the Compensation Committee considered in determining their compensation.
Our named executive officers
Our fiscal 2022 named executive officers were:
Steven H. Collis Chairman, President and Chief Executive Officer (“CEO”)	James F. Cleary Executive Vice President and Chief Financial Officer (“CFO”)	Robert P. Mauch(1) Executive Vice President and Chief Operating Officer	Gina K. Clark Executive Vice President and Chief Communications & Administration Officer	Silvana Battaglia Executive Vice President and Chief Human Resources Officer

(1)
Prior to October 1, 2022, Mr. Mauch was Executive Vice President and Group President.

Executive summary
Our company
AmerisourceBergen fosters a positive impact on the health of people and communities around the world by advancing the development and delivery of pharmaceuticals and healthcare products. As a leading global healthcare company, with a foundation in pharmaceutical distribution and solutions for manufacturers, pharmacies and providers, we create unparalleled access, efficiency and reliability for human and animal health. Our approximately 43,000 global team members power our purpose: We are united in our responsibility to create healthier futures.
Fiscal 2022 business and strategic highlights
AmerisourceBergen delivered exceptional performance in fiscal 2022. We had strong revenue and adjusted diluted earnings per share (“adjusted EPS”) growth as we continued to benefit from our focused execution, strategic partnerships and leadership in specialty distribution. In addition, we were proud to continue to support the global response to the COVID-19 pandemic as the exclusive distributor of Emergency Use Authorization treatments in the U.S. and by distributing of vaccines and test kits internationally. The following fiscal 2022 highlights include non-GAAP financial measures. Appendix A to this proxy statement presents reconciliations to the most comparable GAAP financial measures and information about the reasons such non-GAAP financial measures are disclosed.
44      2023 proxy statement

Executive compensation and related matters
Fiscal 2022 performance
TSR	Revenue	Adjusted Free Cash Flow(1)	Adjusted EPS(1)	Adjusted Op. Income(1)
14.8%	$238.6B	$2.98B	$11.03	$3.16B
	11.5%	42.7%	19.1%	19.5%

(1)
Adjusted Free Cash Flow, Adjusted EPS, and Adjusted Operating Income are non-GAAP financial measures. See Appendix A for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations. For a comprehensive discussion of our GAAP financial results beyond those discussed in Appendix A, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2022.

Business highlights

•
Delivered strong performance driven by the resilience and strength of our business as our team continued to execute on our strategic priorities and build on our foundation to drive future growth

•
Facilitated distribution of COVID-19 antibody and antiviral therapy treatments to healthcare providers across the United States and vaccines and test kits internationally

•
Entered into a comprehensive Distributor Settlement Agreement with two other national pharmaceutical distributors to resolve opioid lawsuits filed by state and local governmental entities, which became effective in the third quarter of fiscal 2022 and includes 48 of 49 eligible states

•
Evolved to address post-pandemic labor trends with flexible workforce policies, enhanced benefits and geographic broadening of opportunities to recruit and retain talent

•
Furthered ESG efforts by signing the Biden administration’s Health Sector Climate Pledge and submitting draft emissions-related targets to the SBTi; building a more diverse, equitable, and inclusive culture; and publishing our sixth annual sustainability report

•
Announced the intent to acquire PharmaLex, a leading provider of specialized services for the life sciences industry. The acquisition closed effective January 1, 2023, and will expand and enhance AmerisourceBergen’s global portfolio of solutions to support partners across the pharmaceutical development and commercialization journey

Shareholder engagement and our 2022 say-on-pay vote
At our 2022 Annual Meeting of Shareholders, our say-on-pay proposal received approximately 96% support. The Board and Compensation Committee are encouraged by this strong level of shareholder approval and interpret this as an endorsement of our current compensation program and fiscal 2021 compensation decisions.
In addition to vote outcomes, regular shareholder outreach and engagement are critical inputs, which are shared with our full Board and management to help inform their decision-making process. We engage with shareholders throughout the year to seek their feedback on our governance and executive compensation practices, in addition to other topics important to our long-term growth and value creation.
As demonstrated in the chart below, we engaged with our largest shareholders, as well as proxy advisory firms and industry groups, and in certain meetings, included the chairs of our Compensation Committee and our Governance, Sustainability & Corporate Responsibility Committee.
2023 proxy statement      45

Executive compensation and related matters
Extensive shareholder outreach and engagement(1)
Shareholder feedback themes
We discussed a range of important topics with shareholders during fiscal 2022, including executive compensation, Board and committee composition and succession planning, ESG initiatives, and human capital disclosure.
Throughout these engagements, the Compensation Committee received positive feedback for compensation actions it took last year, including:
•
The addition of a relative TSR modifier to the 2022 performance share awards, with above median performance required for a target payout;

•
The implementation of a post-vesting holding requirement on 50% of earned performance shares of two years for our CEO and one year for our other named executive officers, beginning with fiscal 2022 awards;

•
Enhanced disclosure around the Compensation Committee’s decision-making process; and

•
The decision to apply negative discretion to fiscal 2021 cash bonus payouts in light of the opioid litigation settlement accrual.

We also previewed the addition of an ESG metric in our 2023 short-term cash incentive program, as described on page 54 in the “Looking ahead: Fiscal 2023 cash bonus” section. We discussed with shareholders how we:
•
Honored our commitment to incorporate an ESG metric into the executive compensation program;

•
Purposefully selected a metric that is measurable and objective;

•
Identified three sub-components in the categories of gender representation in leadership, employee inclusion and engagement, and business resiliency planning for climate-driven events; and

•
Plan to include this metric in the fiscal 2023 short-term incentive and use the first year as a learning opportunity for future design.

We heard support for the ESG metric from our shareholders, including for our efforts to incorporate ESG in a way that is aligned with our business.
46      2023 proxy statement

Executive compensation and related matters
Fiscal 2022 compensation design
We seek to pay our executive officers fairly and competitively and to link pay with performance. The main elements of our compensation program are base salary, a short-term incentive in the form of an annual cash bonus, and long-term equity incentive awards. We emphasize compensation opportunities that reward our executive officers when they deliver on targeted results and strategic objectives. When setting executive compensation, the Compensation Committee takes into account job performance, scope of role, duties and responsibilities, expected future contributions, peer group, other market pay data, and internal equity.
A significant portion of our executive officers’ compensation is incentive-based. In fiscal 2022, incentive compensation (annual cash bonus and equity incentive awards) accounted for approximately 91% of our CEO’s total target direct compensation and approximately 81% of the average total target direct compensation of the other named executive officers.
We believe that the fiscal 2022 compensation of our executive officers was aligned with both AmerisourceBergen’s fiscal 2022 adjusted results and our compensation objectives. Our compensation policies are designed to attract and retain talented and experienced executive officers. We believe that these policies have benefited AmerisourceBergen over time and will position us for growth in future years.
Fiscal 2022 compensation design: target pay mix(1)
(1)
LTI representation reflects grant date value of FY22 awards.

2023 proxy statement      47

Executive compensation and related matters
Compensation practices and policies
We believe our executive pay is reasonable and provides appropriate incentives to our executive officers to achieve our financial and strategic goals without encouraging them to take excessive risks in their business decisions. The Board and its committees regularly evaluate major risks to our business, including how risks taken by management could affect the value of executive compensation.
Highlights of our executive compensation program — Linking pay with performance and mitigating risk
What we do	What we do not do

Use financial metrics to make a substantial portion of executive pay contingent on performance

Engage with shareholders on compensation and governance

Conduct an annual say-on-pay vote

Cap payouts under our annual cash bonus plan and performance share plans

Require our CEO to own stock equal in value to six times his base salary, and our CFO and other executive officers to own stock equal in value to three times their respective base salaries

Require executive officers to retain all equity awards until required ownership levels are met

Require our CEO to hold 50% of performance share awards for two years after vesting and other named executive officers to hold 50% of performance share awards for one year after vesting

Review peer group data, as available, and compensation survey data in establishing executive officer compensation

Review adjustments to reported financial results on a quarterly basis and determine final approval of any adjustments for executive compensation purposes at year end

Apply robust clawback obligations to annual cash bonus and equity awards for executive officers

Require forfeiture of awards upon violation of restrictive covenants

Require a double-trigger for change in control payments

Consider burn rate in equity grant decisions and manage use of equity awards conservatively

Tie incentive compensation to specific product sales, including prescription opioid medication sales

Permit short sales, hedging or pledging of our stock by our executive officers and directors

Backdate or retroactively grant restricted stock units

Pay dividends on unearned and unvested performance shares

Provide tax gross-ups in the event of a change in control

Compensation details
The Compensation Committee seeks to design an executive compensation program that incentivizes our management team to meet and exceed rigorous objectives that drive long-term value for all our stakeholders while promoting talent retention. Our named executive officers’ total direct compensation consists of three components:
A substantial majority of this compensation is at risk and tied to the performance of the Company and its share price. Base salary is the only fixed compensation. The Compensation Committee considers a multitude of factors in determining executive compensation objectives and targets for our named executive officers, which are described in detail in the following sections.
48      2023 proxy statement

Executive compensation and related matters
Compensation philosophy
The Compensation Committee supports a compensation philosophy for our named executive officers that:
Aligns with long-term shareholder interests
•
A substantial majority of our named executive officer compensation is equity-based

•
The majority of equity compensation has a three-year performance period

•
Our executives are subject to stock ownership guidelines

•
The Compensation Committee may exercise discretion

Puts a significant portion of compensation at risk	• Approximately 91% of CEO and approximately 81% of other named executive officer total direct compensation is at risk • Outcomes are tied to the achievement of rigorous predetermined metrics
Drives business goals and strategies that support long-term value and our purpose for all stakeholders
•
We emphasize performance metrics that incentivize and reward business and strategic performance

•
Incentive plan metrics measure financial and operational performance and are aligned with our purpose to create healthier futures

Attracts and retains executive talent
•
Our executive compensation program design considers market and peer practice to attract top executives in a competitive talent marketplace

•
A significant portion of our compensation is tied to long-term equity incentives to reward our talent for performance and promote their retention

Setting executive compensation
Role of the Compensation Committee
Our Compensation Committee is composed of independent directors. The Compensation Committee is responsible for the design of our executive compensation program, oversight of our incentive plans, and review of our executive talent development strategy and succession planning. The Compensation Committee reviews and approves the individual elements of compensation of our executives, including our named executive officers, as well as the design of and awards made under our long-term incentive plan. The Compensation Committee also oversees our savings, retirement, health and welfare plans and has delegated the administration of our benefit plans to an internal Benefits Committee, composed of senior finance, human resources and legal executives. The internal Benefits Committee also oversees the selection of investment options under our savings plans and the performance of the investment advisers and plan administrators.
Meetings
The Compensation Committee met six times in fiscal 2022. The Compensation Committee chair, in consultation with the other Compensation Committee members and management, prepares agendas that address an annual calendar of topics and other matters. The Compensation Committee meets without management present, whenever necessary, to discuss matters it deems appropriate.
Role of external compensation consultant
The Compensation Committee has sole authority to retain and terminate any consultant or other external advisor, and to approve the fees and other terms of engagement for such consultant or advisor. Each year, the Compensation Committee evaluates the qualifications, performance, independence and potential for conflicts of interest of its compensation consultant and any other external advisors to the Compensation Committee. This evaluation takes place at the beginning of the fiscal year in the case of an ongoing engagement or prior to the selection of a new consultant or advisor.
Pearl Meyer & Partners (“Pearl Meyer”) serves as the Compensation Committee’s compensation consultant. The Compensation Committee has determined that Pearl Meyer and the individual Pearl Meyer consultants are independent and have not had any economic interests or other relationships with AmerisourceBergen or the Compensation Committee members that would conflict with their obligation to provide the Compensation Committee with impartial and objective advice. Pearl Meyer did not provide any services to our management in fiscal 2022.
2023 proxy statement      49

Executive compensation and related matters
The Compensation Committee’s independent compensation consultant advises the Compensation Committee on all aspects of executive compensation, including:
•
comparative data;

•
competitive positioning of executive pay;

•
plan design;

•
long-term incentive pay practices; and

•
market trends.

As directed by the Compensation Committee, the consultant prepares analysis and recommendations relating to the compensation of our executive officers, including pay recommendations for our Chief Executive Officer. Representatives of Pearl Meyer attended Compensation Committee meetings and met privately from time to time with the Compensation Committee and individual Compensation Committee members to plan for Compensation Committee meetings and discuss executive compensation matters.
Role of management
Our Chief Executive Officer gives the Compensation Committee a performance assessment and pay recommendation for senior management, including each of the other named executive officers. Management, in consultation with the Compensation Committee’s compensation consultant, may also make recommendations on matters of compensation philosophy and plan design. Executives may attend the Compensation Committee meetings, but they are not present when the Compensation Committee meets in executive session and they do not make recommendations regarding their own pay.
Peer group determination
Each year, the Compensation Committee, in consultation with its independent compensation consultant, evaluates a peer group of companies that will serve as a reference for comparing the pay of our named executive officers to the market. We assess companies that best reflect the complexity of our industry and competition for customers, shareholders and talent to determine whether our level of executive pay is appropriate when compared to industry and market standards. We also conduct a detailed market review of executive pay to evaluate each element of pay and benefit competitiveness, review pay practices, and compare performance against our peer group.
Our peer group consists of companies with business models and operations comparable to our own, including our two largest direct competitors, and companies that we believe have a similar financial and operational profile. Metrics used to select our peer group include: revenue; market capitalization; number of employees; net income; operating income margin; and return on invested capital.
Following review with its independent compensation consultant in fiscal 2022, the Compensation Committee concluded that our current peers remained appropriate. This peer group included:
Peer group
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The Compensation Committee reviews peer group proxy statement data in evaluating our Chief Executive Officer’s pay and published compensation survey data in evaluating our other named executive officers’ pay. When assessing pay levels, the Compensation Committee also reviews our executive officers’ compensation in relation to each other. The Compensation Committee’s independent consultant concluded that our overall competitive posture for executive pay in fiscal 2022 remained aligned with our pay for performance compensation philosophy.
Fiscal 2022 executive compensation program
Our executive compensation program consists of three core components: base pay, short-term incentives, and long-term incentives, with the majority of compensation being at risk and performance-based. The Compensation Committee’s decisions regarding the fiscal 2022 pay program are described in detail below.
Base Salary
Base salary is intended to provide a regular stream of income and security. The Compensation Committee takes into account a variety of factors, including scope of role, duties and responsibilities, expected future contributions, our pay philosophy, peer group and other market data, and internal pay equity.
In fiscal 2022, we made adjustments to our NEOs’ base salaries, as shown below, for the reasons cited above and to better align their base salaries with the median of the peer group.
Executive	Increase % in base salary for fiscal 2022
Mr. Collis	0%
Mr. Cleary	3%
Mr. Mauch	6%
Ms. Clark	3%
Ms. Battaglia	6%
Short-term cash incentive
Our short-term incentive plan is intended to both motivate executives to improve financial performance year-over-year and reward executive officers who deliver on targeted financial results.
For fiscal 2022, the Compensation Committee did not adjust the target cash bonus incentive levels for our named executive officers, which were 165% of base salary for the CEO and 100% of base salary for the other named executive officers.
Each year, the Compensation Committee selects enterprise-level performance measures that it believes are the key metrics used by management to set business goals and for shareholders to evaluate our financial results. Consistent with recent prior years, the Compensation Committee chose the following metrics:
(1)
Adjusted Operating Income, Adjusted EPS and Adjusted Free Cash Flow are non-GAAP financial measures. See Appendix A for definitions and additional information regarding non-GAAP financial measures.

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Each year, the Compensation Committee also sets goals for these performance measures that it views to be rigorous, based on Company and market outlook and, in most cases, that reflect growth over prior year results and targets. In November 2021, the Compensation Committee approved the following enterprise-level performance goals for our fiscal 2022 cash incentive plan, for each of which there is a threshold, target and maximum goal, which measures performed as follows:
(1)
Adjusted Operating Income, Adjusted EPS and Adjusted Free Cash Flow are non-GAAP financial measures. See Appendix A to this proxy statement for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations.

(2)
Actual results between threshold and target are calculated by straight line interpolation. Actual results above target are calculated based on the “stretch” bonus, equal to an additional 5% for every 1% that actual performance exceeds target, up to a maximum of 200%.

Fiscal 2022 cash bonus payouts
Because AmerisourceBergen exceeded the target amounts for the corporate-level performance goals and delivered strong business performance and strategic execution in fiscal 2022, each of the named executive officers earned a stretch bonus in accordance with the terms of our Annual Incentive Plan (“AIP”). After reviewing the Company’s achievement of financial and strategic objectives and robust discussion after fiscal year-end, the Compensation Committee determined that it would not apply discretion to reduce fiscal 2022 cash bonus awards for the named executive officers.
Target and actual fiscal 2022 cash bonuses for our named executive officers were as follows:
Name	Base salary ($)	x	AIP %	=	AIP target ($)	x	Payout level %	=	Calculated payout ($)
Steven H. Collis	1,400,000	x	165%	=	2,310,000	x	139.2%	=	$3,215,332
James F. Cleary	770,000	x	100%	=	770,000	x	139.2%	=	$1,071,777
Robert P. Mauch	850,000	x	100%	=	850,000	x	139.2%	=	$1,183,131
Gina K. Clark	620,000	x	100%	=	620,000	x	139.2%	=	$862,990
Silvana Battaglia	580,000	x	100%	=	580,000	x	139.2%	=	$807,313
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Consideration of Non-GAAP Free Cash Flow in compensation decisions
AmerisourceBergen uses non-GAAP financial measures to perform financial planning and to evaluate the Company’s operating performance. We also furnish the same non-GAAP measures to investors on a quarterly basis. Our annual cash bonus plan uses the same non-GAAP measures that management uses internally and that we publicly disclose, which we believe provides consistency and transparency between our financial reporting and compensation outcomes and effectively measures and rewards operational performance. Those measures reflect adjustments made based on predetermined and publicly disclosed criteria, including for certain items that are unpredictable.
AmerisourceBergen’s publicly reported non-GAAP financial results are presented to the Compensation Committee quarterly, along with reconciliations to GAAP, and are the starting point for the Compensation Committee’s annual executive compensation decisions. As part of its year-end review, the Compensation Committee determines any discretionary modifications that it wants to make to our publicly reported non-GAAP financial results based on criteria such as materiality, accountability, scope and precedence.
At the time that the Board approved the Company’s fiscal 2022 budget, the Company was negotiating a complex, industry-wide settlement of opioid litigation that contemplated payments over an 18-year period. It was uncertain whether or when the settlement would be reached, as well as the specific payment amounts that would be disbursed in each fiscal year if achieved.
As a result, at the beginning of fiscal 2022, the Compensation Committee approved using an adjusted Free Cash Flow target in the short-term incentive that did not include payments associated with the potential settlement. That decision was made in accordance with the Company’s publicly disclosed definition of adjusted Free Cash Flow because the payments were not predictable at the time the short-term incentive targets were set.(1) Subsequently, the Company, two other national pharmaceutical distributors, and numerous state and local governmental entities approved a Distributor Settlement Agreement midway through fiscal 2022. After the Distributor Settlement Agreement became effective in the third quarter of fiscal 2022, the first two of the 18 annual payments were made under the agreement during fiscal 2022.
In determining compensation decisions for fiscal 2022, the Compensation Committee determined not to make any discretionary adjustments to our non-GAAP Free Cash Flow results, given the context in which the targets were set. In doing so, the Compensation Committee also considered the impact of its decision to exercise negative discretion on the fiscal 2021 cash bonus payouts for our CEO and other named executive officers to reflect the shareholder experience related to the opioid litigation accrual recorded in fiscal 2020.
Beginning in fiscal 2023, the Company’s budget and the short-term incentive goals include settlement payments for years three to 18 that will be made under the Distributor Settlement Agreement because the payments are now predictable, and no adjustments will be made to Free Cash Flow for those payments.

(1)
The Company defines the non-GAAP measure of adjusted Free Cash Flow as:

•
net cash provided by operating activities;

•
excluding significant unpredictable or non-recurring cash payments or receipts relating to legal settlements;

•
minus capital expenditures.

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Looking ahead: Fiscal 2023 cash bonus

Fiscal 2023 short-term incentive program design

Throughout fiscal 2022, the Compensation Committee and management evaluated possible approaches for incorporating an ESG metric into our compensation program. Both the Compensation Committee and management considered shareholder feedback and sought a design that furthers the Company's business objectives and aligns to the pillars of our ESG strategy. The pillars of our ESG strategy include the following three priorities that align with our services and beliefs:

Purpose-driven team members | Resilient and sustainable operations | Healthy communities for all

Our ESG metric, effective for fiscal 2023, includes three quantifiable components focused on ensuring business resiliency planning for climate-driven events, increasing female representation in leadership roles globally, and fostering employee inclusion and engagement. This new metric represents 10% of our executives' short-term incentive opportunity, as shown below, and will have only a target payout opportunity (rather than a range between threshold and maximum).

Measure	Weighting	Rationale
Business resiliency planning for climate-driven events	50%	Measuring company uptake of a formal business impact assessment program, inclusive of risks from a changing climate, promotes resiliency to ensure critical services are available in the event of natural disasters or other business interruptions.
Female representation in leadership roles (globally)	25%	Responds to the opportunities to acquire the best diverse talent and creates accountability for our commitment to DEI.
Employee inclusion and engagement	25%	Supports team member engagement and retention, and drives enterprise growth and innovation.

Complete details regarding our fiscal 2023 incentive programs will be provided in our fiscal 2023 proxy statement.

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Long-term equity incentives

We use equity awards to motivate our executive officers to achieve superior business results over the long term. Equity awards support our stock ownership requirements and further enhance the alignment of management and shareholder interests. The annual equity award for our executive officers is allocated as 60% performance shares and 40% restricted stock units.
Restricted stock units vest ratably each year during the three-year vesting period, while performance shares have a three-year performance period. In addition, equity awards are subject to vesting, ownership and retention requirements, and forfeiture and clawback provisions, as described in more detail below and in the sections following the Summary Compensation Table.

Fiscal 2022 equity incentives
We believe that it was appropriate to award this amount of equity incentives to our named executive officers because they are in the best position to drive our future results and implement our long-term business strategy.
In approving fiscal 2022 long-term equity incentive awards, the Compensation Committee considered several factors, including:
• skills, experience, and time in role • expected future contributions • Company performance	• market alignment • having the majority of NEO pay at risk • average annual share burn
Fiscal 2022 long-term incentive equity awards were granted on November 10, 2021. Ms. Battaglia's fiscal 2022 long-term incentive equity award included an additional 4,775 restricted stock units in recognition of her leadership role in the integration of new employees from the acquisition of Alliance Healthcare.
Performance share awards
Our performance plan is designed to encourage our executive officers to focus on initiatives that promote the achievement of our long-term goals. Performance share awards are granted annually and cover a three-year performance period. Performance shares are subject to the attainment of predetermined rigorous goals approved by the Compensation Committee. Specific targets for these goals are disclosed retroactively to avoid the potential for competitive harm. Vesting (or payout of shares) is based on performance at the end of the applicable three-year performance cycle.
In consideration of feedback received from shareholders, the Compensation Committee added the following features to our fiscal 2022 performance share awards:
1.
A relative TSR modifier with above median performance required for a target payout, as described in more detail below; and

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2.
A post-vest holding requirement on 50% of earned performance shares of two years for the CEO, and one year for the other named executive officers.

A participating executive officer has the opportunity to earn a payout of between 0% and 200% of his or her target award, as follows, for each metric:

200%
100%
50%
0%
Payout
below threshold
threshold
target
maximum
Performance

Fiscal 2022 performance shares metrics
The Compensation Committee selected the following metrics for performance shares granted in fiscal 2022, which covers the three-year performance period beginning October 1, 2021 and ending September 30, 2024:
(1)
TSR is calculated as share price appreciation (or reduction) over the performance period, including reinvestment of dividends when paid, divided by the share price at the beginning of the period. The value of performance shares awarded will be decreased or increased by up to 15% based on this relative TSR measure. In the event of a negative absolute AmerisourceBergen TSR over the 3-year period, payout is capped at 100% of target, regardless of whether actual performance is above target for compound annual adjusted EPS group or average annual adjusted ROIC.

(2)
The S&P 500 Healthcare Providers & Services Index currently includes:

Cardinal Health, Inc.	Elevance Health, Inc.	McKesson Corporation
Centene Corporation	HCA Healthcare, Inc.	Molina Healthcare, Inc.
Cigna Corporation	Henry Schein, Inc.	Quest Diagnostics Incorporated
CVS Health Corporation	Humana Inc.	UnitedHealth Group Incorporated
DaVita, Inc.	Laboratory Corporation of America	Universal Health Services, Inc.
The Compensation Committee believes the goals set for these performance shares are challenging and difficult to achieve, but attainable with significant skill and effort on the part of our executive leadership team and consistent with our long-range plan. The specific goals for all of our outstanding performance share awards are confidential competitively sensitive information.
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Outstanding performance shares
As disclosed in last year’s proxy statement, the fiscal 2021-fiscal 2023 performance shares have the design shown above, including the relative TSR modifier.
Fiscal 2020 performance share payouts (fiscal 2020-fiscal 2022 performance period)
In November 2019, each of our named executive officers received performance shares for the three-year performance period spanning fiscal 2020 through fiscal 2022. In November 2022, the Compensation Committee approved the vesting and payment of these performance shares based on AmerisourceBergen’s achievement of a Compound Annual Adjusted EPS growth rate of 15.87% and an Average Annual Adjusted ROIC of 19.47%, in each case, for the performance period ending September 30, 2022, which aggregated to 195.6% of target, calculated as follows:
(1)
Compound Annual Adjusted EPS Growth is the mean annual growth rate of adjusted EPS from the baseline over the three-year performance period.

(2)
Average Annual Adjusted ROIC is calculated by taking the average of the Company’s annual adjusted ROIC during the three-year performance period. Annual Adjusted ROIC is calculated by dividing after-tax adjusted operating income by invested capital.

Based on our performance, and the respective weighting of each performance metric, the number of shares earned for the fiscal 2020 through fiscal 2022 performance period was calculated as follows:
Fiscal 2020 — fiscal 2022 performance shares earned
Name	Target amount of performance shares	Shares earned
Steven. F. Collis	56,627	110,737
James F. Cleary	14,520	28,395
Robert P. Mauch	14,520	28,395
Gina K. Clark	8,712	17,037
Silvana Battaglia	5,808	11,358
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Other compensation elements
Benefits and other compensation elements
Other compensation
Our named executive officers receive a limited number of other benefits as part of a competitive compensation package, which constitutes in the aggregate only a small percentage of their total compensation. As discussed below, these benefits include:
•
participation in our group health and welfare plans, which is generally available to all employees;

•
a Company matching contribution under our 401(k) plan, which is available to all employee participants;

•
participation in a deferred compensation plan, which is available to senior management;

•
a Company matching contribution under our benefit restoration plan, which is available to select key management, to address matching contributions on compensation above the 401(k) limit;

•
an allowance for tax and financial planning services for our executive officers to enable them to focus more of their time and attention on achieving our financial and strategic goals and assist them in maximizing the benefits offered to them;

•
a physical examination benefit to promote the health and wellness of our key leaders; and

•
for our CEO, certain security and driver services.

General employee benefits
Core employee benefits are available to the executive officers on the same basis as all domestic employees generally. These benefits include medical and dental coverage, disability insurance, life insurance, and a 401(k) plan that includes a Company match.
Deferred compensation
Executive officers may defer receipt of part of their cash compensation under our deferred compensation plan. The plan is intended to promote retention of executive officers by providing a long-term, tax-efficient savings opportunity at a low cost to the Company. Amounts deferred under the plan are deemed invested in the plan investment option(s) chosen by the participant. The participant’s account is adjusted for any notional gains and losses on the amounts deferred under the plan.
Benefit restoration plan
We offer a benefit restoration plan to selected key management, including the named executive officers. We implemented this plan in 2006 to address the absence of any non-legacy executive retirement plan following the 2001 merger that formed the Company and to permit executive officers to receive the full amount of the Company match generally available to other employees under the 401(k) plan. In fiscal 2022, the benefit restoration plan provided an annual contribution amount equal to 4% of a participant’s salary and bonus to the extent that his or her compensation exceeded Internal Revenue Service (IRS) limits applicable to our 401(k) plan. Benefits under the plan are subject to certain vesting requirements based on age and length of service (other than in the event of death, disability or a change in control).
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Severance and change in control benefits
Looking ahead: Executive Severance Policy

Following discussions with investors, in fiscal 2023 the Compensation Committee adopted a new executive severance policy that applies to any employment or severance agreement that is amended or entered into with an executive officer following the policy’s November 9, 2022, effective date. Under the terms of the policy, cash-based severance benefits for involuntary terminations must be limited to an amount equal to 2.99 times the executive’s base salary, plus the executive’s target annual bonus, unless the employment or severance agreement receives shareholder approval. The policy applies to all individuals designated by the Board as “officers” under Rule 16a-1(f) of the Exchange Act. The Compensation Committee believes that this policy will serve to carefully balance the interests of shareholders with the Company’s needs to remain competitive in the market.

Employment agreements
Employment agreements in effect during fiscal 2022 for our named executive officers are described under “Executive compensation and related matters — Employment agreements.” Our standard employment agreements for executive officers cover termination (including in the event of a change in control) and severance and include non-competition, confidentiality, and related provisions. The employment agreements do not include specified amounts of salary, bonus opportunities, or equity-based compensation for future years.
Severance benefits
We provide severance benefits under specified circumstances to give executive officers a measure of financial security following the loss of employment, to protect the Company from competitive activities after the departure of certain executive officers, and because we believe that these benefits are important to attract and retain our executive officers in a competitive industry. We will provide severance benefits if we discharge an executive officer without cause or such executive officer leaves the Company with good reason, each as defined in the applicable employment agreement. The terms of the severance benefits for our named executed officers are set out in employment agreements and various plans, which are described in the section of this proxy statement titled “Executive compensation and related matters — Potential payments upon termination of employment or change in control.”
We do not provide severance benefits if an executive officer is terminated for cause or leaves without good reason. In that case, we would only pay the amount of accrued obligations.
Change in control
Our equity awards have a “double-trigger” change in control feature, whereby the vesting of equity awards will be accelerated if an executive officer’s employment is involuntarily terminated upon or within two years after a change in control. In the event of a change in control, a shortened performance period, which extends only through the end of the fiscal quarter preceding the change in control, will be used to determine the payout under awards of performance shares. We provide these benefits to offer some financial protection to employees following an involuntary loss of employment in connection with a change in control and to enable our executive officers to focus on important business decisions should we be acquired without regard to how the transaction may affect them personally. We believe that this structure provides executive officers with an appropriate incentive to cooperate in completing a change in control transaction. The Board and the Compensation Committee also have discretion under our equity plans to take certain actions in the event of a change in control. These actions include: canceling options that are not exercised within a specified period; cashing out outstanding options; canceling any restricted stock unit awards in exchange for the payment of cash, property or a combination of cash and property equal to the award’s value; or substituting other property (including securities of another entity) for awards granted under our equity plans.
In addition, the Compensation Committee has discretion under the AIP to pay the annual cash incentive awards during any year in which a change in control occurs. If this discretion is exercised, bonus payments would be made at target level and/or based on performance for the portion of the fiscal year until the change in control event and paid within 75 days of the change in control.
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Under our Benefit Restoration Plan, any unvested amounts will vest immediately upon a change in control.
Under the employment agreements for our executive officers, if amounts otherwise payable to an executive officer in connection with a change in control would constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will reduce such payments to an amount that would avoid any excise taxes under Section 4999 of the Code, but only if such reduction would provide the executive officer with a greater net after-tax benefit than would no reduction.
Additionally, an executive officer may receive additional severance if his or her employment is involuntarily terminated without cause or such executive officer leaves the Company with good reason upon or within two years following a change in control. See the section of this proxy statement titled “Executive compensation and related matters — Potential payments upon termination of employment or change in control” below.
Executive compensation governance
Compensation forfeiture and recoupment (“clawback”) provisions
In December 2021, the Compensation Committee adopted a comprehensive Compensation Recoupment Policy aimed at enhancing and updating the Company’s existing clawback provisions. The Compensation Recoupment Policy applies to incentive-based cash and equity compensation granted to covered participants after December 9, 2021, the effective date of the Compensation Recoupment Policy. The clawback provisions of the 2014 Omnibus Incentive Plan continue to apply to grants made under that plan. The current Omnibus Incentive Plan and the AIP incorporate the Compensation Recoupment Policy by reference.
The Compensation Recoupment Policy provides for forfeiture or recoupment of certain cash and equity incentive compensation in the event of a restatement of our financial statements or detrimental conduct that occurs after the effective date of the Compensation Recoupment Policy. Specifically, forfeiture or recoupment is authorized if any of the following occur (each, a “covered event”):
•
A covered participant engages in misconduct that results in a restatement of our financial statements, due to a material error, during the covered participant’s employment or within three years thereafter; or

•
A covered participant:

(i)
is terminated for cause, or the Compensation Committee determines that that the covered participant committed an act during employment that was not discovered until after termination of such employment and that would have been grounds for termination for cause;

(ii)
breaches a confidentiality, non-solicitation, non-competition, non-disparagement or inventions assignment covenant with AmerisourceBergen;

(iii)
materially breaches an employment or service agreement or any of our employment, insider trading, or ethics policies or our Code of Ethics and Business Conduct;

(iv)
fails to cooperate in any investigation or legal proceeding; or

(v)
commits fraud, gross negligence or willful misconduct in the course of employment that adversely affects our business or affairs.

The Compensation Recoupment Policy applies to our officers as defined under Section 16 of the Exchange Act and any other individual receiving an equity grant under our Omnibus Incentive Plan or a successor plan. In the event of a covered event under the Compensation Recoupment Policy, the Compensation Committee may require forfeiture or recoupment of outstanding equity or cash incentive compensation that vests or is distributed within one year prior to, or three years following, the covered event. The Compensation Committee has discretion to determine the method of recovering compensation and the amount to be recovered. We intend to modify the Compensation Recoupment Policy as necessary to comply with the final rules issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 with respect to clawback policies.
In addition, in connection with the previously disclosed Corporate Integrity Agreement with the Office of Inspector General of the Department of Health and Human Services, we maintain a Financial Recoupment Policy, which will continue through September 2023. Under this policy, cash and equity compensation awarded to executive officers and senior employees in certain businesses are subject to additional forfeiture and
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clawback provisions. The Compensation Recoupment Policy does not affect the Corporate Integrity Agreement, the Financial Recoupment Policy, or any recoupment provisions that may apply under our other agreements or plans.
Clawback disclosure policy
The Company has a clawback disclosure policy that applies to all incentive compensation made to any officer (as such term is defined under Section 16 of the Exchange Act) under the Company’s Omnibus Incentive Plan and AIP. Under the policy, if incentive compensation is ever forfeited or required to be repaid by an officer and the underlying event has been publicly disclosed, then we will disclose the aggregate amount forfeited or to be repaid. The disclosure will include a general description of the circumstances giving rise to the clawback and will be made in a document filed publicly with the SEC or posted to a clearly identifiable location on our investor website at investor.amerisourcebergen.com.
The disclosure policy is subject to exceptions:
(i)
if such disclosure would violate an individual’s privacy rights;

(ii)
if such disclosure would result in or exacerbate existing or threatened litigation; or

(iii)
if such disclosure is contrary to law or regulation.

The policy is administered by the Board, which has exclusive authority to interpret and carry out the policy.
Equity award grant practices
We have a written policy on equity grants designed to formalize our equity grant practices and ensure that equity awards will generally be made at specified times. Our equity award policy is designed to encourage consistency in practice, but is not intended to and does not limit the authority of the Compensation Committee under our equity incentive plans, including the Omnibus Incentive Plan. The Compensation Committee generally will review and approve annual equity awards to executive officers and other eligible employees in November of each year, which is near the beginning of our fiscal year. This allows the Compensation Committee to make annual equity awards at the beginning of the relevant performance cycle with the benefit of reviewing results from the immediately preceding performance cycle. We also may make equity awards at other times during the year for new hires or for other reasons, including, for example, a job promotion, as a result of an acquisition or for retention purposes. In accordance with our policy and our Omnibus Incentive Plan, the Compensation Committee has delegated limited authority to our CEO to approve grants to non-executive officers. Such awards may only be made on the first business day of a month. The Compensation Committee must approve any equity awards to our named executive officers.
We do not backdate or retroactively grant restricted stock units. We generally schedule Board and Compensation Committee meetings at least one year in advance and, as noted above, generally make annual equity awards to our executive officers at approximately the same time each year. We do not time our equity awards to take advantage of the release of earnings or other major announcements by us or market conditions.
Executive stock ownership
Our executive officers must own shares of our Common Stock in an amount equal to a multiple of their base salary. Stock ownership aligns management’s interests with those of our shareholders and provides a continuing incentive for management to focus on long-term growth.
Position	Stock ownership guidelines	Compliance period	Current status
Chief Executive Officer	6 times base salary	5 years from date of hire or change in status	Met
Other executive officers	3 times base salary
Under our executive stock ownership guidelines, our CEO must own shares worth six times his base salary and the other executive officers must own shares worth three times their base salaries. Executive officers who become subject to the guidelines have five years from the date of hire or change in status, whichever is later, to comply with the ownership requirements, but must retain all options and equity grants until required ownership
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levels are met. Our stock ownership guidelines take into account directly held shares of our Common Stock, shares owned through our Employee Stock Purchase Plan, 2/3 of vested, in-the-money stock options, and outstanding restricted stock units. Following its annual review, the Compensation Committee determined that each of the named executive officers is in compliance with the guidelines.
We have a policy against the hedging and pledging of our securities that is applicable to our employees (including executive officers) and non-employee directors. See page 36 for more information.
Tax considerations
When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). As a result, most of the compensation payable to our named executive officers in excess of $1 million per person in a year will not be fully deductible.
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Compensation Committee report
The Compensation & Succession Planning Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for our 2023 Annual Meeting of Shareholders and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended September 30, 2022. This report is provided by the following independent directors, who comprise the Compensation & Succession Planning Committee:
The Compensation & Succession Planning Committee
Kathleen W. Hyle, Chair	Richard W. Gochnauer	Dennis M. Nally
The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference therein.
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Executive compensation tables
Summary compensation table
The following table sets forth the compensation paid to or earned during fiscal 2022 by our named executive officers.
Name and principal position	Year	Salary ($)	Stock awards(1) ($)	Option awards(1) ($)	Non-equity incentive plan compensation(2) ($)	All other compensation(3) ($)	Total ($)
Steven H. Collis Chairman, President and Chief Executive Officer	2022	1,400,000	11,250,120	—	3,215,332	870,300	16,735,752
	2021	1,400,000	10,500,201	—	2,249,071	724,543	14,873,815
	2020	1,325,000	6,825,043	2,925,004	2,528,034	692,059	14,295,140
James F. Cleary Executive Vice President and Chief Financial Officer	2022	770,000	3,200,064	—	1,071,777	279,860	5,321,701
	2021	750,000	3,000,120	—	1,194,902	224,086	5,169,108
	2020	700,000	1,750,038	750,008	890,377	192,520	4,282,943
Robert P. Mauch Executive Vice President and Chief Operating Officer	2022	850,000	3,500,188	—	1,183,131	285,423	5,818,742
	2021	800,000	3,300,088	—	1,274,562	233,447	5,608,097
	2020	700,000	1,750,038	750,008	890,377	219,214	4,309,637
Gina K. Clark Executive Vice President and Chief Communications & Administration Officer	2022	620,000	1,500,242	—	862,990	193,928	3,177,160
	2021	600,000	1,500,060	—	955,922	161,427	3,217,409
	2020	575,000	1,050,040	450,015	731,381	149,182	2,955,618
Silvana Battaglia Executive Vice President and Chief Human Resources Officer	2022	580,000	1,900,156	—	807,313	192,287	3,479,756

(1)
Stock Awards and Option Awards.   The amounts reported as stock awards and option awards represent the grant date fair values of equity awards shown in accordance with Accounting Standards Codification (“ASC”) Topic 718, disregarding the estimate of forfeitures related to service-based vesting conditions. Such values do not reflect whether the recipient has actually realized a financial benefit from the award. There were no forfeitures by named executive officers in fiscal 2020, 2021 or 2022. See Note 10 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, relating to assumptions made in the valuations.

For awards that are subject to performance conditions, we report the fair values at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under ASC Topic 718, excluding the effect of estimated forfeitures. For this purpose, the probable outcome is assumed to be at target level attainment and the grant date fair values of the fiscal 2022 — fiscal 2024 performance shares were as follows:
	Grant date fair values of the fiscal 2022 – fiscal 2024 performance shares
Name	At target level attainment ($)	At maximum level attainment ($)
Mr. Collis	6,750,021	13,500,043
Mr. Cleary	1,920,013	3,840,027
Mr. Mauch	2,100,113	4,200,226
Ms. Clark	900,120	1,800,240
Ms. Battaglia	780,096	1,560,192
All long-term equity incentive awards were made pursuant to our Omnibus Incentive Plan. In accordance with the dividend rate applicable to the declaration of dividends on our Common Stock from time to time, dividends on unvested restricted stock units and unvested performance shares are accrued and paid upon vesting and, with regard to performance shares, the attainment of the required performance. The dividend rate is not preferential. There are no dividends paid on outstanding units or shares prior to vesting and, with regard to performance shares, without attainment of the required performance. See the sections of this proxy statement titled “Compensation discussion and analysis — Fiscal 2022 executive compensation program  —  Long-term equity incentives” for additional information regarding the fiscal 2022 equity awards and “Potential payments upon termination of employment or change in control” for a description of the impact of termination of employment on vesting and exercisability of equity awards.
(2)
Non-Equity Incentive Plan Compensation.   The amounts reported as Non-Equity Incentive Plan Compensation represent the annual cash bonuses awarded to the named executive officers pursuant to our Omnibus Incentive Plan for the fiscal year shown. (See the cash bonus discussion in the section of this proxy statement titled “Compensation discussion and analysis —  Fiscal 2022 executive compensation program  —  Fiscal 2022 Short-term cash incentive.”)

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(3)
All Other Compensation.   The following table shows the specific components of the amounts of all other compensation for fiscal 2022:

Name	Employee investment plan(a) ($)	Benefits restoration plan(b) ($)	Financial planning and tax preparation ($)	Dividends paid upon vesting of equity(c) ($)	Executive physical examination benefit ($)	Security and driving services(d) ($)	Total ($)
Steven H. Collis	15,100	134,363	17,010	694,523	3,000	6,304	870,300
James F. Cleary	13,562	66,996	17,010	179,292	3,000	—	279,860
Robert P. Mauch	15,100	73,382	17,010	179,931	—	—	285,423
Gina K. Clark	15,100	51,437	17,010	107,381	3,000	—	193,928
Silvana Battaglia	15,100	46,332	17,010	110,845	3,000	—	192,287

(a)
These amounts represent Company contributions under the AmerisourceBergen Employee Investment Plan, our 401(k) plan, which were posted to the named executive officers’ accounts during fiscal 2022.

(b)
These amounts represent Company contributions to the AmerisourceBergen Corporation Benefit Restoration Plan, which were posted to the named executive officers’ accounts during fiscal 2022.

(c)
These amounts represent dividends paid upon vesting of restricted stock units and performance shares for awards that vested in fiscal 2022.

(d)
These amounts represent costs paid by the Company for the CEO related to home security system installation and driving services for personal use.

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Executive compensation and related matters
Grants of plan-based awards
The following table sets forth certain information regarding grants of plan-based awards to each of our named executive officers during fiscal 2022.
			Estimated possible payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base prices of option awards ($/Sh)	Grant date fair value of stock and option awards(3) ($)
Name	Type	Grant date	Threshold(1) ($)	Target(1) ($)	Maximum(1) ($)	Threshold(2) ($)	Target(2) ($)	Maximum(2) ($)
Steven H. Collis	Restricted stock units	11/10/2021	—	—	—	—	—	—	35,806	—	—	4,500,098
	Performance shares	11/10/2021	—	—	—	26,854	53,708	107,416	—	—	—	6,750,021
	Cash bonus	n/a	577,500	2,310,000	4,620,000	—	—	—	—	—	—	—
James F. Cleary	Restricted stock units	11/10/2021	—	—	—	—	—	—	10,185	—	—	1,280,051
	Performance shares	11/10/2021	—	—	—	7,639	15,277	30,554	—	—	—	1,920,013
	Cash bonus	n/a	192,500	770,000	1,540,000	—	—	—	—	—	—	—
Robert P. Mauch	Restricted stock units	11/10/2021	—	—	—	—	—	—	11,140	—	—	1,400,075
	Performance shares	11/10/2021	—	—	—	8,355	16,710	33,420	—	—	—	2,100,113
	Cash bonus	n/a	212,500	850,000	1,700,000	—	—	—	—	—	—	—
Gina K. Clark	Restricted stock units	11/10/2021	—	—	—	—	—	—	4,775	—	—	600,122
	Performance shares	11/10/2021	—	—	—	3,581	7,162	14,324	—	—	—	900,120
	Cash bonus	n/a	155,000	620,000	1,240,000	—	—	—	—	—	—	—
Silvana Battaglia	Restricted stock units	11/10/2021	—	—	—	—	—	—	8,912	—	—	1,120,060
	Performance shares	11/10/2021	—	—	—	3,104	6,207	12,414	—	—	—	780,096
	Cash bonus	n/a	145,000	580,000	1,160,000	—	—	—	—	—	—	—
(1)
These amounts represent possible payouts of fiscal 2022 cash bonuses under the AIP. The amounts shown in the “Threshold” column represent the minimum amount payable under the AIP based on the assumption that corporate and business unit performance met the thresholds established for the financial performance goals. We generally do not pay a bonus for performance that is below the threshold established for financial performance goals and we pay a bonus of 25% of the target amount for performance that is at the threshold established for financial performance goals. For performance that exceeds threshold but does not meet target, bonus payments are based on the level of performance and are increased ratably until target is reached. Actual payouts for fiscal 2022 are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
These share amounts represent the possible performance share award payouts under the Omnibus Incentive Plan at various levels of attainment for the performance period beginning October 1, 2021 and ending September 30, 2024.

(3)
Amounts in this column represent the grant date fair value of restricted stock units, and performance shares. For awards made to our named executive officers on November 10, 2021, the dollar value shown for restricted stock units is based on the closing price of our Common Stock of  $125.68 per share on November 10, 2021. For awards that are subject to performance conditions, such as the performance shares, in the table above, we report the value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under Accounting Standards Codification Topic 718, excluding the effect of estimated forfeitures. For this purpose, the probable outcome of the performance shares is assumed to be at target level attainment.

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Outstanding equity awards at 2022 fiscal year end
Name	Grant date	Option awards				Stock awards
		Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable(1) (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested(2) (#)	Market value of shares or units of stock that have not vested(3) ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested(4) (#)	Equity incentive plan awards: Market value or payout value of unearned shares, units or other right that have not vested(3) ($)
Steven H. Collis	11/09/2016	57,400	—	75.61	11/09/2023	—	—	—	—
	11/15/2017	169,492	—	77.53	11/15/2024	—	—	—	—
	11/14/2018	96,790	32,264	89.58	11/14/2025	—	—	—	—
	11/13/2019	88,049	88,050	86.09	11/13/2026	22,651	3,065,360	—	—
	11/10/2020	—	—			25,437	3,442,389	114,464	15,490,413
	11/10/2021	—	—			35,806	4,845,626	107,416	14,536,607
		411,731	120,314			83,894	11,353,375	221,880	30,027,020
James F. Cleary	11/09/2016	38,376	—	75.61	11/09/2023	—	—	—	—
	11/15/2017	38,136	—	77.53	11/15/2024	—	—	—	—
	11/14/2018	25,407	8,470	89.58	11/14/2025	—	—	—	—
	11/13/2019	22,577	22,577	86.09	11/13/2026	5,808	785,997	—	—
	11/10/2020	—	—			7,268	983,578	32,704	4,425,832
	11/10/2021					10,185	1,378,336	30,554	4,134,873
		124,496	31,047			23,261	3,147,911	63,258	8,560,705
Robert P. Mauch	11/14/2018	25,407	8,470	89.58	11/14/2025	—	—	—	—
	11/13/2019	22,577	22,577	86.09	11/13/2026	5,808	785,997	—	—
	11/10/2020	—	—			7,995	1,081,963	35,974	4,868,361
	11/14/2021	—	—			11,140	1,507,576	33,420	4,522,729
		47,984	31,047			24,943	3,375,536	69,394	9,391,090
Gina K. Clark	11/15/2017	27,542	—	77.53	11/15/2024	—	—	—	—
	11/14/2018	15,728	5,243	89.58	11/14/2025	—	—	—	—
	11/13/2019	13,546	13,547	86.09	11/13/2026	3,485	471,625	—	—
	11/10/2020	—	—			3,634	491,789	16,352	2,212,916
	11/14/2021	—	—			4,775	646,201	14,324	1,938,467
		56,816	18,790			11,894	1,609,615	30,676	4,151,383
Silvana Battaglia	11/13/2019	4,516	9,031	86.09	11/13/2026	2,324	314,507	—	—
	11/10/2020	—	—			2,908	393,540	13,082	1,770,387
	3/9/2021	—	—			2,422	327,769	—	—
	11/10/2021	—	—			8,912	1,206,061	12,414	1,679,987
		4,516	9,031			16,566	2,241,877	25,496	3,450,374

(1)
Stock options vest at a rate of 25% per year on the anniversary of the grant date over the four-year period from the date of grant.

(2)
Restricted stock units granted prior to November 10, 2020 vest 100% on the third anniversary of the grant date. Restricted stock units granted on November 10, 2020 or after vest ratably on the anniversary of the grant date over a three-year period.

(3)
Based on the closing price of our Common Stock of  $135.33 per share on Friday, September 30, 2022, the last trading day of our last completed fiscal year.

(4)
Represents the number of performance shares at maximum level attainment. Performance shares vest, if at all, subject to attainment of the applicable performance metrics at the end of the three-year performance period.

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Executive compensation and related matters
Option exercises and stock vested in fiscal 2022
The following table sets forth the number of shares acquired upon the vesting of performance shares and the value realized upon exercise of stock options and vesting of restricted stock units during fiscal 2022 by each of the named executive officers.
Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise(1) ($)	Number of shares acquired on vesting (#)	Value realized on vesting(2) ($)
Steven H. Collis	201,680	$10,882,945	141,316	$18,823,134
James F. Cleary	—	$—	36,718	$4,887,136
Robert P. Mauch	85,706	$3,758,591	37,081	$4,932,758
Gina K. Clark	45,547	$2,748,310	21,756	$2,897,714
Silvana Battaglia	—	$—	23,060	$3,179,416

(1)
Value realized on exercise is based on the fair market value of our Common Stock on the date of exercise minus the exercise price and does not necessarily reflect cash actually received by the named executive officer.

(2)
Value realized on vesting is based on the fair market value of our Common Stock on the date of vesting before tax withholding and does not necessarily reflect cash actually received by the named executive officer.

Pension benefits
The named executive officers do not participate in any pension or supplemental pension plan.
Non-qualified defined contribution and other deferred compensation in fiscal 2022
The following table sets forth information regarding participation by the named executive officers in AmerisourceBergen’s deferred compensation plan and Benefit Restoration Plan during fiscal 2022 and at fiscal year end.
	Executive contributions in last fiscal year(1) ($)	Registrant contributions in last fiscal year(1) ($)	Aggregate earnings in last fiscal year(2) ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year-end(3) ($)
Steven H. Collis
Deferred Compensation Plan	408,976	—	(1,688,820)	—	5,907,897
Benefit Restoration Plan	—	134,363	(449,269)	—	1,814,051
James F. Cleary
Deferred Compensation Plan	—	—	—	—	—
Benefit Restoration Plan	—	66,996	(61,302)	—	242,003
Robert P. Mauch
Deferred Compensation Plan	127,456	—	(56,480)	—	239,686
Benefit Restoration Plan	—	73,382	(73,578)	—	389,405
Gina K. Clark
Deferred Compensation Plan	—	—	(47,406)	—	159,718
Benefit Restoration Plan	—	51,437	(67,516)	—	288,259
Silvana Battaglia
Deferred Compensation Plan	—	—	—	—	—
Benefit Restoration Plan	—	46,332	(17,111)	—	69,457

(1)
The amounts shown as executive contributions to the Deferred Compensation Plan are included in the Summary Compensation Table as base salary, non-equity incentive compensation, or a combination thereof, as elected by the executive in accordance with the terms of the Deferred Compensation Plan. The amounts shown as Company contributions to the Benefit Restoration Plan are also reported as compensation to the named executive officer in the Summary Compensation Table, as described in footnote 3 thereto.

(2)
Amounts shown represent the net change to the named executive officer's account in fiscal year 2022 for the aggregate gains and losses on the plan investments under the deferred compensation plan and the Benefit Restoration Plan, respectively. The amounts shown are not considered above market or preferential earnings and are not reported as compensation in the Summary Compensation Table.

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(3)
The following amounts represent executive contributions to the Deferred Compensation Plan that were previously reported as compensation in the Summary Compensation Table for fiscal 2022 and previous fiscal years, commencing with fiscal 2007: Mr. Collis: $2,569,842; Mr. Mauch: $277,740 and Ms. Clark: $151,020. The following amounts represent Company contributions to the Benefit Restoration Plan that were previously reported as compensation in the Summary Compensation Table for fiscal 2022 and previous fiscal years, commencing with fiscal 2007: Mr. Collis: $1,331,249; Mr. Cleary: $211,126; Mr. Mauch: $282,107, Ms. Clark: $148,481, and Ms. Battaglia: $46,332.

Deferred compensation plan
Eligible executive officers may elect to defer up to 50% of their annual cash compensation and have the deferred amount credited to an account under the deferred compensation plan. Deferral elections are made in December for compensation to be earned in the next year. Election forms must be filed for each year an executive officer wishes to defer compensation, and each form shall specify the method of payment of benefits and the time such payment is to commence. Participants select the notional investment options under the plan, which are the same as those under the Company’s 401(k) plan, and may change their election at any time by contacting the plan administrator. The deferred benefits will be distributed in accordance with the terms of the plan, and payment will be made at the times elected by the executive officer in accordance with the election form. An executive officer must specify whether he or she wishes to receive payment starting in the year of retirement or in the year after retirement and may elect to receive the deferred benefits (i) over annual periods ranging from three to fifteen years and payable in quarterly installments or (ii) in a single distribution. We pay all costs and expenses incurred in the administration of the plan.
AmerisourceBergen Corporation benefit restoration plan
Selected key management, including all of the named executive officers, participate in the AmerisourceBergen Benefit Restoration Plan (the “Benefit Restoration Plan”). The Benefit Restoration Plan credits the account of each eligible participant with an annual amount equal to four percent (4%) of the participant’s base salary and bonus incentive to the extent that his or her compensation exceeds the annual compensation limit established for our 401(k) plan by the Code. The compensation limit was $305,000 for calendar year 2022. Annual accruals under the Benefit Restoration Plan commenced effective as of January 1, 2006. In addition to annual accruals, certain eligible participants were credited upon the plan’s effective date of January 1, 2006, with an initial amount based on his or her service between the time of the merger that formed AmerisourceBergen in 2001 and the plan’s implementation. Fidelity Investments administers the Benefit Restoration Plan. Participants are permitted to allocate the amounts in their accounts among notional investment options specified by the Benefit Restoration Plan administrator from time to time. Such allocation is for the purposes of determining gains and losses based on the performance of the underlying notional investments. Account balances under the Benefit Restoration Plan begin to vest in part at age 55, but do not vest in full until an employee reaches age 62 or age 55 with more than 15 years of service, except that vesting is accelerated for disability, death and a change in control, provided the participant is employed by the Company on the date of the applicable event. If a participant is terminated for cause, he or she forfeits all vested and unvested account balances under the Benefit Restoration Plan.
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Executive compensation and related matters
Employment agreements
We have employment agreements with each of our named executive officers. The employment agreements are substantially similar in form and substance, except for differentiation in amounts of compensation. Each employment agreement provides the following:
Base Salary	Continuation of base salary in effect for the named executive officer, subject to increase in accordance with our prevailing practice from time to time.
Bonus and Benefits	Incentive compensation, annual bonus and benefits in accordance with our prevailing practice from time to time.
Termination Rights of Company	Our rights to terminate the executive officer’s employment for cause or without cause.
Termination Rights of Executive Officers
The executive officer’s rights to terminate with good reason (upon at least 60 days’ prior written notice and opportunity for the Company to cure) or without good reason (upon at least 30 days’ prior written notice).

Non-Compete and Non-Solicit Obligations
During employment, and for a period of two years following termination of employment, each of the named executive officers has agreed not to (i) compete, directly or indirectly, with any business in which we or our subsidiaries engage or are considering for development or investment or (ii) solicit any of our employees for employment. The non-compete obligation of our named executive officers also includes the obligation to abide by non-compete obligations to which we are subject as a result of a divestiture or other contractual restrictions.

Severance and Benefits on Termination after Change in Control
Severance payments and other benefits in the event of (i) termination by AmerisourceBergen other than for cause, or by the executive officer with good reason, and (ii) a qualifying termination following a change in control, as described in greater detail below under “Potential payments upon termination of employment or change in control.”

Potential payments upon termination of employment or change in control
Termination of employment without cause or resignation with good reason
Our named executive officers’ employment agreements provide for severance payments in the event that we terminate their employment without cause or they leave the Company with good reason. Treatment of equity awards upon termination of employment or a change in control is described below under “Equity Awards.” The table below identifies what would constitute cause or good reason to terminate employment under the agreements:
Cause for termination means:	Good reason for termination means:
• Continued failure to substantially perform job duties (other than due to illness or injury)	• Reduction in base salary
• Willful misconduct that is materially and demonstrably injurious to the Company	• Material failure to provide agreed-upon position and responsibilities or compensation
• Conviction of a felony or conviction of a misdemeanor involving moral turpitude that materially harms the Company
• Material failure to comply with the Company’s code of conduct or employment policies
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In order to receive the severance payments upon termination without cause or with good reason as set forth in the employment agreement, the named executive officer must sign a customary release of any and all claims relating to the executive officer’s employment with us. Severance payments and benefits include:
Base Salary	• Payment of base salary for a period of two years following the termination of employment.
Bonus
•
Payment of a bonus for the year of termination, which, for named executive officers other than Mr. Collis, is based on actual performance, and for Mr. Collis is based on target performance, in each case prorated for the period of employment before the termination of employment.

•
In the case of Mr. Collis, payment of an amount equal to two times the average annual bonuses paid in the preceding three completed years, to be paid in two annual equal installments.

Benefits
•
Reimbursement of costs incurred by the executive officer to continue health coverage for 18 months after the termination of employment.

•
Executive outplacement assistance.

•
Vesting of any outstanding equity awards to the extent the terms governing such equity awards provide for accelerated or continued vesting.

Additionally, the executive officer is entitled to accrued but unpaid cash compensation, such as unpaid base salary, vacation pay, business expenses, any bonus for the prior fiscal year that has not been paid prior to the termination of employment, and any vested benefits accrued and due under the Company’s benefit plans (the “Accrued Obligations”), regardless of whether the executive officer signs or revokes a release.
To the extent compliance with Section 409A of the Code is necessary to avoid the application of an excise tax to any of the foregoing payments and benefits, the employment agreements provide for deferral (without interest) of any affected amounts due in the six months following the termination of employment.
Termination of employment with cause or resignation without good reason
If we terminate an executive officer’s employment for cause or the executive officer resigns without good reason, we will not pay the executive officer any severance benefits under the employment agreements. We will, however, pay the executive officer the Accrued Obligations. In addition, certain of the executive’s outstanding equity awards will continue to vest if the voluntary termination in on account of retirement, as described in the table entitled “Potential payments upon termination of employment or change in control.”
Disability or death
If an executive officer becomes disabled or dies, we will pay the executive officer, or the executive officer’s estate, the executive officer’s Accrued Obligations. In addition, any account balances under the Benefit Restoration Plan would vest upon the executive officer’s total and permanent disability or death, and certain outstanding equity awards will continue to vest or vesting will be accelerated, as applicable. The value of the outstanding awards that would continue to vest or be accelerated, as applicable, as of September 30, 2022, is set forth in the table entitled “Potential payments upon termination of employment or change in control.”
Change in control
The Company provides severance benefits under the employment agreements in connection with a change in control only in the event of a qualifying termination of employment without cause or with good reason within 24 months following the change in control (i.e., a “double trigger”). We do not provide cash severance or enhanced benefits under the employment agreements with our named executive officers solely in connection with a change in control of the Company. Account balances under the Benefit Restoration Plan will immediately vest upon a change in control as long as the executive officer remains employed by us on the date of the change in control. Equity awards will vest in connection with a termination of employment by us following a change in control, as summarized below under “Equity awards.”
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Executive compensation and related matters
Further, the Compensation Committee has discretion under our AIP to pay bonuses to eligible executive officers during any year in which a change in control occurs. If this discretion is exercised, bonus payments would be based on performance for the portion of the fiscal year through the change in control event and paid within 75 days of the change in control.
If payments and benefits otherwise payable to the executive officer in connection with a change in control would constitute excess parachute payments within the meaning of Section 280G of the Code, the Company will reduce such payments and benefits to an amount that would avoid any excise taxes under Section 4999 of the Code, but only if such reduction would provide the executive officer with a greater net after-tax benefit than would no reduction.
Except for the employment agreement with Mr. Collis, under the executive officer employment agreements, if an executive officer’s employment is terminated by the Company without cause or the executive officer terminates employment with the Company with good reason, in either case upon or within two years following a change in control, the executive officer is entitled to increased severance, in addition to the amount described above under “Termination of employment without cause or resignation with good reason,” in the form of a cash amount equal to two times the executive officer’s average annual bonus earned over the prior three years, paid over a period of two years following termination of employment.
In the case of Mr. Collis, upon a termination without cause or with good reason within two years following a change in control, in lieu of the continued base salary and annual bonus payments described above under “Termination of employment without cause or resignation with good reason,” Mr. Collis will be entitled to continued base salary for three years following termination of employment and three times the average annual bonus paid to Mr. Collis for the preceding three years, paid over a three-year period following termination of employment.
Retirement benefits and deferred compensation
Following retirement or other termination of employment, our named executive officers will receive payment of retirement benefits and deferred compensation under the various plans in which they participate. The value of the deferred compensation as of September 30, 2022, is set forth in the table entitled “Executive compensation and related matters — Nonqualified defined contribution and other deferred compensation in fiscal 2022.” Certain of the executive’s outstanding equity awards would continue to vest if the executive retires after meeting the retirement criteria of the award and retired. The value of the outstanding awards that would continue to vest upon retirement as of September 30, 2022, for those named executive officers who have met the retirement criteria is set forth in the table entitled “Potential payments upon termination of employment or change in control.” There are no special or enhanced benefits under our retirement plans and deferred compensation plans for our named executive officers except in the event of an executive officer’s disability or death or as a result of a change in control as described above.
Recoupment and clawback
Our named executive officers’ employment agreements and their compensation payable thereunder are subject to the Incentive Compensation Restriction and Financial Recoupment Program of our Corporate Integrity Agreement and any applicable clawback or recoupment policies implemented by the Board or otherwise required by law. Our Compensation Recoupment Policy is summarized under “Executive compensation governance” in the Compensation Discussion and Analysis section on page 60.
Potential payments upon termination of employment or change in control
The table below quantifies the potential payments and the benefits that would continue to vest or be accelerated, as applicable, at, following, or in connection with the various scenarios described below, as if the termination of employment or change in control of the Company had occurred on September 30, 2022:
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Name	Benefit(1)	Death or Disability ($) (a)	Voluntary Termination by Executive or Retirement(2) ($) (b)	Termination by Company without Cause or by Executive with Good Reason(3) ($) (c)	Termination by Company for Cause ($) (d)	Account Balances under the Benefit Restoration Plan Upon Change in Control ($) (e)	Involuntary Termination without Cause or by Executive Officer with Good Reason within Two Years of Change in Control(4) ($) (f)
Steven H. Collis	Fiscal 2022 Bonus	3,215,332	3,215,332	2,310,000	—	—	2,310,000
	Salary Continuation	—	—	2,800,000	—	—	4,200,000
	Bonus Continuation	—	—	4,429,134	—	—	6,643,701
	COBRA Premiums	—	—	27,106	—	—	27,106
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	5,163,471	15,013,510	5,163,471	—	—	15,013,510
	Continued or Accelerated Vesting of Restricted Stock Units(6)	11,353,375	11,353,375				11,353,375
	Continued or Accelerated Vesting of Stock Options(7)	5,811,660	5,811,660				5,811,660
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	25,543,838	35,393,877	14,749,711	—	—	45,379,352
James F. Cleary	Fiscal 2022 Bonus	1,071,777	1,071,777	1,071,777	—	—	1,071,777
	Salary Continuation	—	—	1,540,000	—	—	1,540,000
	Bonus Continuation	—	—	—	—	—	1,825,056
	COBRA Premiums	—	—	47,823	—	—	47,823
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	1,475,277	4,280,353	1,475,277	—	—	4,280,353
	Continued or Accelerated Vesting of Restricted Stock Units(6)	3,147,911	3,147,911	—			3,147,911
	Continued or Accelerated Vesting of Stock Options(7)	1,499,194	1,499,194	—			1,499,194
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	7,194,160	9,999,235	4,154,878	—	—	13,432,114
Robert P. Mauch	Fiscal 2022 Bonus	1,183,131	1,183,131	1,183,131	—	—	1,183,131
	Salary Continuation	—	—	1,700,000	—	—	1,700,000
	Bonus Continuation	—	—	—	—	—	1,894,889
	COBRA Premiums	—	—	40,551	—	—	40,551
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	1,622,787	4,695,545	1,622,787	—	—	4,695,545
	Continued or Accelerated Vesting of Restricted Stock Units(6)	3,375,536	3,375,536	—			3,375,536
	Continued or Accelerated Vesting of Stock Options(7)	1,499,194	1,499,194	—			1,499,194
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	7,680,648	10,753,406	4,566,469	—	—	14,408,846
Gina K. Clark	Fiscal 2022 Bonus	862,990	862,990	862,990	—	—	862,990
	Salary Continuation	—	—	1,240,000	—	—	1,240,000
	Bonus Continuation	—	—	—	—	—	1,459,384
	COBRA Premiums	—	—	11,086	—	—	11,086
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	737,639	2,075,692	737,639	—	—	2,075,692
	Continued or Accelerated Vesting of Restricted Stock Units(6)	1,609,615	1,609,615	—			1,609,615
	Continued or Accelerated Vesting of Stock Options(7)	906,922	906,922	—			906,922
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	4,117,165	5,455,218	2,871,714	—	—	8,185,688
2023 proxy statement      73

Executive compensation and related matters
Name	Benefit(1)	Death or Disability ($) (a)	Voluntary Termination by Executive or Retirement(2) ($) (b)	Termination by Company without Cause or by Executive with Good Reason(3) ($) (c)	Termination by Company for Cause ($) (d)	Account Balances under the Benefit Restoration Plan Upon Change in Control ($) (e)	Involuntary Termination without Cause or by Executive Officer with Good Reason within Two Years of Change in Control(4) ($) (f)
Silvana Battaglia	Fiscal 2022 Bonus	807,313	807,313	807,313	—	—	807,313
	Salary Continuation	—	—	1,160,000	—	—	1,160,000
	Bonus Continuation	—	—	—	—	—	1,279,159
	COBRA Premiums	—	—	24,549	—	—	24,549
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	590,129	—	590,129	—	—	1,725,187
	Continued or Accelerated Vesting of Restricted Stock Units(6)	2,241,877	—	—			2,241,877
	Continued or Accelerated Vesting of Stock Options(7)	444,686	—	—			444,686
	Benefit Restoration Plan(8)	69,457	—	—	—	69,457	—
	Total	4,153,462	807,313	2,601,991	—	69,457	7,702,771

(1)
Cash severance benefits under employment agreements entered into in the future would be subject to the limits under our new Policy Limiting Executive Severance, as described further on page 59.

(2)
The benefits shown in column (b) include the continued vesting of unvested equity that would apply under each grant’s retirement provisions, with respect to each named executive officer who met the eligibility requirements for retirement as of September 30, 2022. Under the Company’s Omnibus Incentive Plan, effective as of March 6, 2014, retirement is defined as any voluntary termination of employment (i) after reaching age 62 and completing 60 full months of continuous employment with us or (ii) after reaching age 55, where the sum of age and years of continuous employment with us equals at least 70. Messrs. Collis, Cleary and Mauch and Ms. Clark are currently eligible for retirement under their outstanding equity awards. Upon retirement, restricted stock units and options continue to vest to the extent and according to the schedule set forth in the applicable award agreement, and performance shares will vest based on actual performance as if the participant had continued in service through the applicable vesting date.

(3)
If the named executive officer’s employment is terminated by us other than for cause or by the executive officer with good reason, other than upon or within two years following a change in control, the named executive officer is entitled to two years of continued base salary. Mr. Collis also receives an amount equal to two times the average annual bonuses paid in the preceding three completed years, to be paid over two years. The named executive officers receive payment of a bonus for the year of termination, which, for the named executive officers other than Mr. Collis, is based on actual performance (assuming 100% attainment of the individual performance objectives), and for Mr. Collis is based on target performance, in each case prorated for the period of employment before the termination of employment. The named executive officers receive reimbursement of costs incurred by the named executive officer to continue health coverage for 18 months after termination of employment, and outplacement assistance. The named executive officers also receive continued equity vesting as described in footnotes (5), (6), and (7) below. The amounts shown in column (c) represent these total severance amounts.

(4)
For our named executive officers other than Mr. Collis, if the executive officer’s employment is terminated by us other than for cause or by the executive officer with good reason upon or within two years following a change in control, the executive officer is entitled to two years of continued base salary and a bonus payment equal to two times the executive officer’s average annual bonuses earned over the prior three completed years, to be paid over two years. In the event Mr. Collis’ employment is terminated by us other than for cause or by Mr. Collis with good reason upon or within two years of change in control, Mr. Collis is entitled to three years of continued base salary, and a bonus payment equal to three times the average of the annual bonuses earned by Mr. Collis over the three completed years prior to the termination date, to be paid over three years. The named executive officers receive payment of a bonus for the year of termination, which, for the named executive officers other than Mr. Collis, is based on actual performance, and for Mr. Collis is based on target performance, in each case prorated for the period of employment before the termination of employment. The named executive officers receive reimbursement of costs incurred by the named executive officer to continue health coverage for 18 months after the termination of employment and outplacement assistance. The named executive officers also receive equity vesting as described in footnotes (5), (6) and (7) below. The amounts shown in column (f) represent these total severance amounts. The benefits shown in column (f) are in addition to any benefits that the named executive officer would receive as a result of the accelerated vesting of account balances under the Benefit Restoration Plan upon a change in control, as shown in column (e).

(5)
The value of the continued or accelerated vesting of unvested performance shares is calculated by multiplying the number of unvested performance shares that would vest at target by $135.33, the closing price of our Common Stock on September 30, 2022. Provided the named executive officer has been employed for at least 18 months from the grant date, a pro-rata portion of the unvested performance shares vest upon death or disability (based on performance through the end of the quarter prior to the death or disability). Provided the named executive officer has been employed for at least 18 months from the grant date and subject to

74      2023 proxy statement

Executive compensation and related matters
execution and non-revocation of a release, a pro-rata portion of the unvested performance shares vest (based on actual performance) in the event of termination of employment by us without cause (other than within two years following a change in control of the Company). In the event of retirement during a performance period, unvested performance shares will vest based on actual performance. In the event of termination of employment by us, upon or within two years following a change in control, the unvested performance shares will vest based on performance through the end of the calendar quarter ending prior to the change in control. In accordance with SEC rules, equity awards that vested as of September 30, 2022, including performance shares for the fiscal 2020 — fiscal 2022 performance period, are not reflected in the table above. The remaining unvested performance shares that would continue to vest or accelerate vesting for each scenario are included at target performance.
(6)
The value of the continued or accelerated vesting of unvested restricted stock units is calculated by multiplying the number of shares of unvested restricted stock units held by the named executive officer as of September 30, 2022, by $135.33, the closing price of our Common Stock on that date. Unvested restricted stock units vest immediately in the case of disability, death, or upon an involuntary termination of employment by us, upon or within two years of a change in control of the Company. Unvested restricted stock units remain outstanding and continue to vest in the event of retirement.

(7)
The value of the continued or accelerated vesting of unvested options is calculated by multiplying the number of unvested options held by the named executive officer on September 30, 2022, by the difference between the exercise price of the options and $135.33, the closing price of a share of our Common Stock on that date. Unvested stock options vest upon termination of employment by us within two years following a change in control of the Company. Unvested stock options continue to vest and become exercisable in the event of retirement.

(8)
The amounts shown represent the value of unvested account balances under the Benefit Restoration Plan for events that would result in the accelerated vesting and payment of those benefits. Account balances under the Benefit Restoration Plan do not vest in full until an employee reaches age 62 (or age 55 with more than 15 years of service), except that vesting is accelerated upon (i) disability, (ii) death, or (iii) upon a change in control of the Company (so long as the participant is employed by the Company on the date of the applicable event). Unvested account balances are forfeited if the participant’s employment terminates for any reason other than death, disability, or following a change in control before the applicable retirement date. If a participant is terminated for cause, the participant forfeits all vested and unvested account balances under the Benefit Restoration Plan. Distribution of account balances upon termination of employment, death, disability or change in control are made in a lump sum.

Equity Awards
Our restricted stock unit, performance share and stock option awards include provisions that result in the vesting or forfeiture of awards, depending on the reason for termination of employment, which provisions are outlined below.
In addition, in the event of a change in control, the Board may, in its discretion, cancel outstanding options that are not exercised within 30 days of the change in control, cash out the value of outstanding options or restricted stock units or make any other adjustments it deems appropriate under the Omnibus Incentive Plan. The Board may also cancel any award made under the Omnibus Incentive Plan in exchange for payment of an equal value in cash or stock.
Reason for termination	Unvested awards	Impact on expiration date of vested options
Termination for Cause	• Forfeit	Immediately upon termination
Voluntary Termination by Executive Officer (other than Retirement)	• Forfeit	3 months from date of termination
Termination by AmerisourceBergen without Cause (other than upon or within 2 Years after a Change in Control)
•
Forfeit restricted stock units

•
Forfeit options

•
Performance shares forfeited if termination is prior to 18 months from the beginning of the performance period; otherwise, pro-rated performance shares continue to vest based on actual performance, subject to execution and non-revocation of an release

1 year from date of termination
Termination by AmerisourceBergen without Cause upon or within 2 Years after a Change in Control	• Restricted stock units vest • Options vest • Performance shares vest based on performance through the end of the quarter preceding change in control event	1 year from date of termination
2023 proxy statement      75

Executive compensation and related matters
Reason for termination	Unvested awards	Impact on expiration date of vested options
Death or Disability
•
Restricted stock units vest

•
Forfeit options

•
Performance shares forfeited if death is prior to 18 months from the beginning of the performance period; otherwise, pro-rated Performance shares vest based on performance through the end of the quarter preceding death

1 year from date of death/termination
Retirement
•
Restricted stock units and options continue to vest to the extent and according to the schedule set forth in the applicable award agreement. If retirement occurs before a change in control, the restricted stock units will vest on the date of the change in control (if earlier than the specified vesting date), and if retirement occurs after a change in control, the restricted stock units will vest on the date of retirement

•
Performance shares vest based on actual performance as if the participant had continued in service through the applicable vesting date

Expires at the end of the stated term in the applicable award agreement
CEO pay ratio
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to calculate and disclose the ratio of the total compensation paid to its CEO to the total compensation paid to the median employee.
Using a Consistently Applied Compensation Measure (“CACM”), as described further below, we determined that the annual total compensation of our median employee of those employed as of July 1, 2022, other than the CEO and certain non-U.S. employees, was $68,343. Our CEO’s total compensation, as described further below, was $16,747,382. Therefore, the ratio of our CEO’s total annual compensation to that of the median paid employee was 245:1.
Our CACM was applied as follows:
•
As of July 1, 2022, we determined that our total population consisted of 43,838 employees (excluding the CEO).

•
We again used annual base pay as CACM to identify the median employee in fiscal 2022, which resulted in a new median employee.

•
We excluded 2,085 team members from the countries identified below. The excluded team members represent the Company’s entire employee population in each such country and account for less than 5% of the Company’s total employee population.

Argentina	74	Malaysia	19	Russian Federation	61
Bulgaria	10	Mexico	55	Serbia	6
Colombia	62	Peru	40	Slovakia	10
Croatia	14	Poland	31	Thailand	18
Czechia	452	Portugal	14	Turkey	20
Hungary	15	Romania	1,039	Ukraine	6
India	139

•
After identifying the median employee based on annual base pay, we calculated total annual compensation for that employee and for the CEO using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table in this proxy statement, plus the value of employer contributions to group medical, dental, life, and disability coverage to both the CEO and the median employee, as such benefits represent a significant portion of our employees’ total compensation.

Because the SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies, assumptions, exemptions, and estimates, the pay ratios reported by other companies may not be comparable with the ratio we have provided. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
76      2023 proxy statement

Item 4 — Advisory vote on the frequency of a shareholder vote on the compensation of our named executive officers
In accordance with Section 14A of the Exchange Act, our Board is asking you to vote on a proposal, commonly known as a “say-on-frequency” proposal, which gives our shareholders the opportunity to advise our Board on how often we should conduct an advisory shareholder vote on the compensation of our named executive officers. We are required to seek an advisory shareholder vote on the frequency of future “say-on-pay” proposals at least once every six years, although we may seek shareholder input more frequently. Shareholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal:
•
Every year;

•
Every 2 years;

•
Every 3 years; or

•
Abstain.

For the reasons discussed below, the Board recommends a vote for a frequency of  “every year” as set forth in the following resolution:
“Resolved, that a non-binding, advisory vote of AmerisourceBergen’s shareholders to approve the compensation of AmerisourceBergen’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables and any related material) shall be held at an annual meeting of shareholders, beginning with the 2024 Annual Meeting of Shareholders, every year.
Because your vote is advisory, it will not be binding upon the Board. However, our Board values the opinions that our shareholders express in their votes and will take into account the outcome of the advisory vote when considering how frequently we should conduct an advisory vote on the compensation of our named executive officers.
Our Board believes that an annual advisory vote on the compensation of our named executive officers is an important aspect of shareholder engagement. An annual “say-on-pay” vote provides shareholders the opportunity to evaluate our compensation policies and procedures on a regular basis. Specifically, because the Company makes its compensation decisions on an annual basis, we believe our shareholders should have an annual opportunity to provide advisory approval of these decisions. We also believe that an annual frequency vote provides the highest level of accountability and direct communication with our shareholders.
Based on our shareholders’ strong support in our prior “say-on-frequency” advisory vote in 2017, our Board believes that a majority of our shareholders prefer an annual vote. Since the advisory vote in 2017, we have conducted “say-on-pay” votes every year. In accordance with Section 14A of the Exchange Act, the next “say-on-frequency” vote will be held at our 2029 Annual Meeting of Shareholders.
The Board recommends that you vote for conducting an advisory vote on the compensation of our named executive officers every year, beginning with the 2023 Annual Meeting of Shareholders.
2023 proxy statement      77

Related person transactions
Prohibition of loans to directors and officers
Our corporate governance principles prohibit us from making any loans or extensions of credit to directors or executive officers. We do not have any programs under which we extend loans to either directors or officers.
Related persons transactions policy
We have a written Related Persons Transactions Policy, which is posted on our website at investor.amerisourcebergen.com/governance/policies/default.aspx. The Audit Committee must approve or ratify any transaction, arrangement or relationship exceeding $120,000 in which the Company and any related person has a direct or indirect material interest. This policy includes any series of transactions that exceeds $120,000 in the aggregate in any calendar year. Related persons include:
•
directors and director nominees;

•
executive officers;

•
persons controlling more than 5% of our Common Stock;

•
the immediate family members of each of these individuals; and

•
a firm, corporation or other entity in which any of these individuals is employed or is a partner or principal or in which any of these individuals has more than 5% ownership interest.

Related persons must notify our Executive Vice President and Chief Legal Officer in advance of any proposed transaction with us. They must explain the principal features of the proposed transaction, including its potential value and benefit to us. Our Executive Vice President and Chief Legal Officer will refer all proposed related person transactions exceeding $120,000 to the Audit Committee for review.
The Audit Committee will consider the proposed transaction at its next regularly scheduled meeting. In reviewing the proposed transaction, the committee will take into account those factors it considers appropriate, including the business reasons for the transaction and whether the terms of the transaction are fair to the Company and no less favorable than would be provided by an unaffiliated third party. The committee will also consider, if applicable, whether the proposed transaction would impair the independence of a director or present an improper conflict of interest for directors, director nominees or executive officers. Directors with an interest in any proposed transaction will not vote on the proposed transaction. The Audit Committee will review annually any ongoing or continuous related person transactions.
Related persons transactions
Walgreens Boots Alliance, through Walgreens Boots Alliance Holdings LLC (formerly known as WAB Holdings LLC), controls more than 5% of our Common Stock, and transactions between us and Walgreens Boots Alliance are subject to our Related Persons Transactions Policy. In fiscal 2022, transactions between the Company and Walgreens Boots Alliance accounted for approximately 27% of our revenues and 38% of our receivables. For fiscal 2022, revenue from various agreements and arrangements with Walgreen Boots Alliance was $64.1 billion, and the Company’s receivable, net of incentives, was $7.0 billion.
As previously disclosed, in March 2013, we established a strategic relationship with Walgreens Boots Alliance. As part of that strategic relationship, we entered into various agreements and arrangements with Walgreens Boots Alliance and certain of its affiliates, including a ten-year pharmaceutical distribution agreement, pursuant to which we distribute branded and generic pharmaceutical products to Walgreens Boots Alliance (the “US PVA”), and a generics purchasing services arrangement that provides us with the ability to access generics and related pharmaceutical products through a global sourcing arrangement with Walgreens Boots Alliance Development GmbH (the “WBAD Arrangement”).
We also entered into a Shareholders Agreement with Walgreens Boots Alliance in March 2013 (the “Shareholders Agreement”). The Shareholders Agreement contains, among other things, certain restrictions on
78      2023 proxy statement

Related person transactions
Walgreens Boots Alliance’s ability to transfer its shares of our Common Stock. The Shareholders Agreement also contains certain standstill provisions that, among other things and subject to certain exceptions, prohibit Walgreens Boots Alliance from acquiring additional shares of our Common Stock. The standstill provisions prohibit Walgreens Boots Alliance from entering into voting agreements or granting a proxy to any other person; participating or engaging in a proxy solicitation with respect to AmerisourceBergen; seeking to control or influence the management or policies of AmerisourceBergen; or entering into or proposing a merger, business combination or other similar extraordinary transaction involving AmerisourceBergen. The foregoing restrictions do not prohibit Walgreens Boots Alliance from, subject to certain requirements, making private proposals to AmerisourceBergen subject to the approval of our Board, or competing with third-party acquisition proposals. The Shareholders Agreement also contains various provisions relating to Board representation, voting arrangements, registration rights and other matters. The subsidiaries of Walgreens Boots Alliance that hold our Common Stock (including Walgreens Boots Alliance Holdings) are also subject to the above-mentioned restrictions and provisions.
Under the Shareholders Agreement, Walgreens Boots Alliance became entitled to designate a director to our Board when it, together with its subsidiaries, achieved ownership of 5% or more of our Common Stock. Ornella Barra is currently serving on our Board as Walgreens Boots Alliance’s designee and is a nominee for re-election as a director. Ms. Barra has served as a director of the Company since January 2015 and is a member of our Compliance & Risk Committee and Finance Committee.
Walgreens Boots Alliance is entitled to designate a second director to our Board if, together with its subsidiaries, it acquires in one or more open market transactions, a total of 19,859,795 shares of our Common Stock (subject to certain adjustments). If Walgreens Boots Alliance divests its equity securities such that it owns less than 5% of the Common Stock, Walgreens Boots Alliance will no longer be entitled to designate any directors to the Board, and the Shareholders Agreement will, subject to certain exceptions, terminate.
For so long as Walgreens Boots Alliance has the right to designate a director to our Board, subject to certain exceptions, including matters related to acquisition proposals, Walgreens Boots Alliance will be obligated to vote all of its shares of our Common Stock in accordance with the recommendation of the Board on all matters submitted to a vote of our shareholders (including the election of directors).
As previously disclosed, in June 2021, we acquired a majority of Walgreens Boots Alliance’s Alliance Healthcare businesses for $6.275 billion in cash, subject to certain purchase price adjustments, and 2 million shares of our Common Stock.
We also extended the US PVA and the WBAD Arrangement by three years through 2029 and entered into a distribution agreement pursuant to which we will supply branded and generic pharmaceutical products to WBA’s Boots pharmacies in the United Kingdom through 2031.
We also entered into an Amended and Restated Shareholders Agreement, which amended and restated in its entirety the Shareholders Agreement and, among other things, increased by 1% the percentage of outstanding shares of our Common Stock which Walgreens Boots Alliance and its affiliates are permitted to hold.
Transactions with persons related to management
In fiscal 2022, Mr. Mauch’s sister was employed as the president of Xcenda, a business within the U.S. Healthcare Solutions operating segment. She received approximately $876,533 in aggregate compensation in fiscal 2022, which included salary, bonus and equity compensation. The compensation for this individual was established in accordance with our standard employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. Mr. Mauch’s sister retired from Xcenda in April 2022.
2023 proxy statement      79

Ownership of and trading in our stock
Beneficial ownership of common stock
The following table sets forth the Common Stock beneficially owned by each of the named executive officers, each of the directors and director nominees and all directors and executive officers as a group as of November 30, 2022. The table also shows the Common Stock that is beneficially owned by holders of more than 5% of our outstanding Common Stock.
According to the rules adopted by the SEC, a person “beneficially owns” securities if the person has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise. Except as otherwise noted, the beneficial owners listed have sole voting and investment power with respect to the shares shown. An asterisk in the Percent of Class column indicates beneficial ownership is less than 1%, based on 203,289,970 shares of Common Stock outstanding as of November 30, 2022.
Name and address of beneficial owner(1)	Title	Aggregate number of shares beneficially owned(2) (#)	Percent of class (%)
Named executive officers
Steven H. Collis(3)	Chairman, President and Chief Executive Officer	771,041	*
James F. Cleary(3)	Executive Vice President and Chief Financial Officer	213,380	*
Robert P. Mauch(3)	Executive Vice President and Chief Operating Officer	111,626	*
Gina K. Clark(3)	Executive Vice President and Chief Communications & Administration Officer	97,881	*
Silvana Battaglia(3)	Executive Vice President and Chief Human Resources Officer	20,634	*
Non-employee directors and director nominees
Ornella Barra(4)	Director	39,620,714	19.5%
D. Mark Durcan(5)	Director	12,260	*
Richard W. Gochnauer(5)	Director	18,829	*
Lon R. Greenberg(5)	Director	13,941	*
Jane E. Henney, M.D.(5)	Lead Independent Director	22,385	*
Kathleen W. Hyle(5)	Director	15,833	*
Lorence H. Kim, M.D(5)(6)	Director	807	*
Michael J. Long(5)	Director	15,712	*
Henry W. McGee(5)	Director	10,901	*
Redonda G. Miller, M.D. (5)	Director	—	*
Dennis M. Nally(5)	Director	2,399	*
All directors and executive officers as a group (16 people)(7)		40,948,343	20.1%
5% and greater owners
BlackRock, Inc.(8) 55 East 52nd Street New York, NY 10055		13,036,024	6.4%
Vanguard Group Inc.(9) 100 Vanguard Blvd. Malvern, PA 19355		17,142,380	8.4%
Walgreens Boots Alliance Holdings LLC(10) 108 Wilmot Road Deerfield, IL 60015		39,620,714	19.5%

*
Less than 1.0%

80      2023 proxy statement

Ownership of and trading in our stock
(1)
The address for each named executive officer, director, and director nominee is:

AmerisourceBergen Corporation
1 West First Avenue
Conshohocken, PA 19428
(2)
Based on information furnished to us by the respective shareholders or obtained by us from sources we believe are reliable. We believe that, unless otherwise indicated, the beneficial owners have sole voting and investment power over the shares shown opposite their names.

(3)
Common Stock and the percent of class listed as being beneficially owned by our named executive officers include outstanding options to purchase shares of Common Stock, which are exercisable within 60 days of November 30, 2022, as follows:

Name	Shares (#)
Mr. Collis	476,540
Mr. Cleary	144,254
Mr. Mauch	67,742
Ms. Clark	68,832
Ms. Battaglia	9,031

No named executive officer holds restricted stock units that vest within 60 days of November 30, 2022.
(4)
The aggregate number of shares beneficially owned by Ms. Barra consists of the 39,620,714 shares that are held by Walgreens Boots Alliance Holdings LLC. By virtue of her position as Chief Operating Officer, International of Walgreens Boots Alliance, Inc., Ms. Barra may be deemed to have shared power to vote or direct the vote of  (and the shared power to dispose or direct the disposition of) the 39,620,714 shares held by Walgreens Boots Alliance Holdings LLC.

(5)
No non-employee director holds options that are exercisable or restricted stock units that vest within 60 days of November 30, 2022.

(6)
Dr. Kim and his spouse have shared voting power with respect to 168 shares.

(7)
Includes all directors and executive officers, including the named executive officers. The aggregate number of shares beneficially owned by all directors and executive officers as a group includes the 39,620,714 shares that are held by Walgreens Boots Alliance Holdings LLC.

(8)
This information is based on Amendment No. 13 to Schedule 13G filed with the SEC on February 3, 2022 by BlackRock, Inc., which reported sole voting power with respect to 11,462,558 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 13,036,024 shares, and shared dispositive power with respect to 0 shares as of December 31, 2021.

(9)
This information is based on Amendment No. 16 to Schedule 13G filed with the SEC on February 9, 2022 by The Vanguard Group, which reported sole voting power with respect to 0 shares, shared voting power with respect to 238,991 shares, sole dispositive power with respect to 16,533,941 shares, and shared dispositive power with respect to 608,439 as of December 31, 2021.

(10)
This information is based on Amendment No. 10 to Schedule 13D filed with the SEC on November 9, 2022 by Walgreens Boots Alliance, Inc., which reported that Walgreens Boots Alliance Holdings LLC, WBA Investments, Inc., and Walgreens Boots Alliance, Inc. have shared voting power and shared dispositive ownership with respect to 39,620,714 shares as of November 7, 2022. None of these entities reported ownership of shares with sole voting power or sole dispositive power.

2023 proxy statement      81

Ownership of and trading in our stock
Equity compensation plan information
The following table sets forth information as of September 30, 2022 regarding our existing compensation plans pursuant to which equity securities are authorized for issuance to employees and non-employee directors.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	4,015,990(1)	83	25,386,732(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	4,015,990	83	25,386,732

(1)
Includes shares of our Common Stock to be issued upon exercise of outstanding options and vesting of restricted stock units and performance share awards under the AmerisourceBergen Corporation Equity Incentive Plan (the “Equity Incentive Plan”) and our Omnibus Incentive Plan.

(2)
Includes shares available for future issuances of equity awards (including options, restricted stock units and performance share awards) under the Omnibus Incentive Plan. As of March 6, 2014, we ceased to use the Equity Incentive Plan for issuances of equity awards.

Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act requires directors, individuals designated by the Board as “officers,” and persons who beneficially own more than 10 percent of our Common Stock (collectively, “Section 16 Insiders”) to file with the SEC reports of ownership and changes in beneficial ownership of our Common Stock. Based solely upon our review of the Forms 3, 4, and 5, as applicable, filed on EDGAR and the representations of the reporting persons, for the fiscal year ended September 30, 2022, we believe that during fiscal 2022, all of the Section 16 Insiders filed their respective beneficial ownership and change in ownership reports with the SEC in a timely manner, other than three transactions reported on one Form 4 for Ms. Donato, which was inadvertently filed late due to administrative error.
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Shareholder proposal
Item 5 — Shareholder ratification of termination pay
The following shareholder proposal has been submitted to the Company for action at the 2023 Annual Meeting by Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, New York 11021. Mr. Steiner has named John Chevedden as his proxy for this proposal. In accordance with proxy regulations, the following is the complete text of the proposal, which is reproduced as submitted to us other than minor formatting changes. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent.

Proposal 5 — Shareholder Ratification of Termination Pay
Shareholders request that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.
“Severance or termination payments” include cash, equity or other pay that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred pay earned and vested prior to termination.
“Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.
The Board shall retain the option to seek shareholder approval after material terms are agreed upon.
Generous performance-based pay can sometimes be justified but shareholder ratification of  “golden parachute” severance packages with a total cost exceeding 2.99 times base salary plus target short-term bonus better aligns management pay with shareholder interests.
For instance at one company, that does not have this policy, if the CEO is terminated he could receive $44 million in termination pay — over 10 times his base salary plus short-term bonus. In the event of a change in control, the same person could receive a whopping $124 million in accelerated equity payouts even if he remained employed.
This proposal topic received between 51% and 65% support at:
FedEx (FDX)
Spirit AeroSystems (SPR)
Alaska Air (ALK)
AbbVie (ABBY)
Fiserv (FISV)
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Shareholder proposal
The proposal is more important at AmerisourceBergen due to the information in this article:
‘Deeply problematic’: AmerisourceBergen rewards its CEO despite the ravages of the opioid crisis
In one of the more startling examples of tin-ear syndrome, AmerisourceBergen wants its shareholders to bless a $14.3 million pay package for chief executive officer Steven Collis. Not only is this a hefty amount of money, but it represents a 26% boost over the previous year.
The pharmaceutical wholesaler can act so generously thanks to a tricky maneuver: excluding the cost of legal settlements for evaluating executives. For those not tracking the sprawling opioid litigation around the U.S., ABC is expected to pay $6.6 billion to compensate communities for the cost of grappling with substance use disorder, prescription drug overdoses, and deaths.
By manipulating numbers this way, ABC turned a $3.4 billion loss in 2020 — its biggest ever — into an adjusted profit of  $1.6 billion. And Mr. Collis qualified for nearly $10.3 million in cash and stock he would not have received otherwise, according to Michael Pryce-Jones, corporate governance analyst at the International Brotherhood of Teamsters, which holds stock in ABC.
Please vote yes:
Shareholder Ratification of Termination Pay — Proposal 5

AmerisourceBergen Corporation’s statement in opposition
to the shareholder proposal
The Board of Directors recommends that you vote AGAINST Proposal No. 5 (Item 5 on the proxy card) for the following reasons:
Proposal No. 5 requests that AmerisourceBergen seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus (the “2.99 Limit”). The Board believes that the shareholder proposal is unnecessary and not in the best interests of shareholders, based on the reasons listed below.
The Board’s primary rationale for its recommendation is its approval of the AmerisourceBergen Corporation Policy Limiting Executive Severance (the “Severance Policy”), effective November 9, 2022. Specifically, under the Severance Policy, cash severance payments to executive officers made after the effective date must be less than 2.99 times base salary plus target annual bonus.
The Board also believes that the shareholder proposal is inappropriate and unnecessary for the following reasons:
•
The proposal discourages the use of at-risk, long-term equity incentive awards, which are tied to maximizing long-term shareholder value and delivering significant performance results.

•
The proposal would unduly restrict the Compensation Committee’s ability to structure compensation programs.

•
Our compensation programs already effectively align our executive officers’ and shareholders’ interests.

•
The proposal could place the Company at a competitive disadvantage by limiting our ability to attract and retain highly qualified and effective employees.

•
The proposal would create expensive and impractical obstacles by requiring the Company to call a special meeting of shareholders in order to negotiate a severance arrangement.

The Company’s Severance Policy already limits cash severance payments for executive officers to less than 2.99 times base salary plus target annual bonus.
Following conversations with shareholders, our Board recently adopted the Severance Policy, which provides that the Company will not enter into any new employment agreement, severance agreement, or similar arrangement with any of our executive officers, or establish any new severance plan or policy covering any of
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Shareholder proposal
our executive officers, that, in each case, provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target bonus, without first seeking shareholder approval of such agreement, plan, policy, or arrangement.
The Board believes that the Severance Policy is more carefully tailored to the Company’s needs and the interests of shareholders than the broad policy provided for in the proposal and strikes the right balance between shareholder rights and the Company’s ability to remain competitive in the market for talent. Specifically, the Severance Policy includes the following features: (i) it applies to involuntary terminations of employment (as opposed to termination “for any reason,” as contemplated by the proposal); (ii) allows certain exclusions to the types of compensation subject to the policy, such as payments of salary or bonus amounts that had accrued at the time of termination; and (iii) applies to a clearly defined group of the Company’s executive officers (as opposed to “any senior manager,” an undefined and potentially very broad population of employees, as contemplated by the proposal). As a result, the Severance Policy enables the Company to offer certain post-termination benefits in situations that we believe are appropriate, such as permitting equity vesting in the event of an executive officer’s death or disability or upon an involuntary termination of employment within two years of a change in control of the Company. These are scenarios where we believe acceleration of equity vesting is appropriate and should not be subject to specific shareholder approval beyond the general say-on-pay advisory vote that we hold annually.
Additionally, the Severance Policy applies to a clearly defined group of individuals designated by the Board as “officers” under Rule 16a-1(f) of the Exchange Act. The Board believes that this is an appropriate group, as these are the individuals charged with the policy-making decisions that ultimately impact operational results and, by extension, shareholder value. The policy provided for in the proposal, however, refers to “senior managers” without providing any definition of this term. We are a global company with approximately 43,000 employees and potentially hundreds of managers that could be deemed “senior managers.” The proposal, as drafted, could be interpreted to apply to a very large number of employees. The lack of definition regarding precisely which senior managers’ severance compensatory arrangements are implicated leaves the Company without a clear understanding of the circumstances under which a severance arrangement would be subject to the 2.99 Limit and require shareholder approval before adoption.
Accordingly, the policy requested by the proposal would represent a significant broadening of the existing Severance Policy, which we believe is appropriately constructed and administratively feasible, as well as introduce uncertainty as to the specific population covered and compensation included. Please see the section entitled “Severance and change in control benefits” on page 59 for more information regarding the Severance Policy.
The proposal discourages the use of at-risk, long-term equity incentive awards, which are tied to maximizing long-term shareholder value and delivering significant performance results.
The policy provided for in the proposal could require shareholder approval in order for certain employees and executive officers to realize the full value of their equity awards upon a qualifying termination related to a change in control or in the event of an executive officer’s death or disability. Since calling a special meeting of shareholders to obtain shareholder approval of such accelerated vesting would be expensive and impractical, the Board believes that the proposal would have the practical effect of discouraging the use of long-term equity incentive awards and, accordingly, directly conflict with the objectives of our executive compensation programs — namely, the alignment of shareholder and executive officer interests. In addition, because the value of future equity awards is uncertain at the time that an employment agreement is entered into, the Company would face additional uncertainty around situations to which the proposed policy applies.
We believe long-term performance is a critical measure of our success, as we manage the Company’s operations and business for the long-term benefit of our shareholders. Equity incentives in the form of performance shares and restricted stock units support the achievement of our business strategies and goals, align financial rewards with the economic interests of our shareholders, facilitate significant stock ownership by our executive officers, and promote retention of the leadership talent that is critical to our success. These awards are a fundamental element of our compensation programs and are granted to and accepted by employees with the expectation that they will be given a fair opportunity to realize the full value of these awards if the Company performs well against its strategic goals.
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Shareholder proposal
The proposal would unduly restrict the Compensation Committee’s ability to structure compensation programs.
We believe that the Compensation Committee is best positioned to oversee the design and structure of our compensation program to address our needs as a global company. Our employees are located in numerous jurisdictions and their compensatory arrangements are subject to, and greatly influenced by, numerous laws, rules, and regulations of different foreign and U.S. federal and state jurisdictions in which our operations are based. The Compensation Committee needs to have the flexibility and discretion to approve effective compensation programs, after considering factors such as regulatory complexity across jurisdictions, market competitiveness, and the Company’s strategic, operational, and financial goals. Imposing the 2.99 Limit or otherwise requiring shareholder approval would unduly limit the Compensation Committee’s ability to exercise its judgment.
Our compensation programs already effectively align our executive officers’ and shareholders’ interests.
The Company’s executive compensation program is strongly focused on pay-for-performance principles. We emphasize a compensation philosophy that rewards our executive officers when they deliver targeted results and subjects a significant portion of their compensation to risk if they do not. The compensation of our executive officers varies depending upon the achievement of pre-established performance goals. Through stock ownership requirements and equity incentives, we also align the interests of our executive officers with those of our shareholders and the long-term interests of the Company. Additionally, because of our pay-for-performance philosophy, our executive compensation program is designed not only to attract and retain highly qualified and effective employees, but also to motivate them to substantially contribute to the Company’s future success for the long-term benefit of shareholders and reward them for doing so.
Furthermore, the equity-based awards that comprise our long-term incentive compensation represent the largest percentage of our executive officers’ targeted total direct compensation, which has the practical effect of aligning their interests with the interests of our shareholders. All equity compensation awards to our executive officers are made under incentive compensation plans approved by our shareholders, including most recently the Company’s Omnibus Incentive Plan, which was approved by approximately 90% of the votes cast at our 2022 Annual Meeting of Shareholders. Furthermore, our shareholders have indicated significant support for our executive compensation programs, evidenced by the fact that the Company’s say-on-pay approval rating exceeded 95% at last year’s annual meeting.
The proposal could place the Company at a competitive disadvantage by limiting our ability to attract and retain highly qualified and effective employees.
Because we operate a global enterprise in a highly challenging business environment, we compete for talented employees with some of the largest companies in the world — in both our industry and others. Our global recognition makes our employees attractive targets for other companies, and our key employees are aggressively recruited. To prevent loss of our talent at all levels of the organization, we seek to provide an overall compensation program that is competitive with all types of companies and continues to attract and retain outstanding leaders to run our business. Each element of compensation, including severance provisions for key employees, is intended to fulfill this important objective.
The Company relies on equity awards and carefully designed severance programs to motivate and retain our employees, and we believe that these awards and programs are necessary for us to remain competitive in attracting and retaining highly qualified individuals upon whom, in large measure, the future growth and success of the Company depends. The proposed policy could severely disadvantage our ability to recruit qualified employees, especially given the potential breadth of  “senior manager” employees the proposal appears to cover. Top candidates, when informed that the terms of their compensation arrangements first require shareholder approval, likely would be unwilling to wait for such approval and may instead seek employment elsewhere, including at one of the Company’s competitors that do not have similar restrictions on their ability to offer severance benefits.
The proposal would create expensive and impractical obstacles by requiring the Company to call a special meeting of shareholders in order to negotiate a severance arrangement.
A requirement to call a special meeting of shareholders to obtain prior approval of a severance arrangement that would provide benefits in excess of the 2.99 Limit would be expensive and impractical. Avoiding
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Shareholder proposal
shareholder approval by entering into severance arrangements for amounts less than the 2.99 Limit would not offer a practical solution to this obstacle.
The benefits covered by the 2.99 Limit in the proposal include not only cash severance but also the value of prior equity awards that are accelerated upon a severance event. It is market practice and invariably the case, particularly with regard to highly sought-after employees, that employment agreements or other severance arrangements provide for at least partial vesting of equity awards upon certain types of severance events, which we have limited to certain circumstances (i.e., double-trigger change in control scenarios, death, and disability). An arrangement that provides for accelerated vesting of stock awards upon severance, even if permitted only on a partial, pro-rata basis, would have a higher probability of exceeding the 2.99 Limit. We believe that shareholder interests are best served by voting against the proposal so that we can continue to grant equity-based pay with multi-year vesting requirements and remain competitive in attracting and retaining highly qualified employees.
Conclusion
The Board believes that our current executive compensation policies and practices, including our plans and policies governing post-termination compensation, are reasonable, appropriate, and effectively align the interests of our executive officers with those of our shareholders. Adoption of the policy requested by the proposal could create a misalignment between those interests and prevent us from effectively recruiting and retaining critical talent, and therefore would not be in the best interests of our shareholders.

For the foregoing reasons, the Board of Directors believes that this shareholder proposal is not in the best interests of AmerisourceBergen or our shareholders and therefore recommends a vote against its adoption.

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Other information
Availability of the Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (without exhibits or documents incorporated by reference therein) are available without charge to shareholders by contacting us at:
AmerisourceBergen Corporation Attention: Corporate and Investor Relations Department 1 West First Avenue Conshohocken, Pennsylvania 19428
610.727.7000
investor.amerisourcebergen.com
Frequently asked questions about the 2023 Annual Meeting of Shareholders and voting at the meeting
Why am I being furnished this proxy statement?
The Board is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2023 Annual Meeting of Shareholders to be held on March 9, 2023, and at any adjournments, postponements, or continuations thereof. Our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 accompanies this notice and proxy statement, but is not incorporated as a part of the proxy statement and is not to be regarded as part of the proxy solicitation material.
Who is soliciting my proxy?
The Board is soliciting your proxy in order to provide you with an opportunity to vote on all matters to be presented at the meeting whether or not you virtually attend the 2023 Annual Meeting of Shareholders.
What if I received a Notice of Internet Availability of Proxy Materials?
We are providing access to our proxy materials over the Internet. Accordingly, on or about January 27, 2022, we are mailing to our record and beneficial shareholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the Internet and vote online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. If you wish to receive a printed copy of our proxy materials for the 2023 Annual Meeting of Shareholders, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.
Who can attend the annual meeting? How do I attend?
The 2023 Annual Meeting of Shareholders will be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/ABC2023.
Only shareholders of record of our Common Stock as of the close of business on January 9, 2023 (the “record date”) have a right to vote at the 2023 Annual Meeting of Shareholders. Shareholders of record as of the record date will be able to attend and participate in the virtual 2023 Annual Meeting of Shareholders by visiting www.virtualshareholdermeeting.com/ABC2023 and entering the 16-digit control number on your Notice of Internet Availability, voting instructions form or on your proxy card for purposes of asking questions and casting your votes for the 2023 Annual Meeting of Shareholders ballot items. Only shareholders and proxy holders who enter their valid control number will be able to submit questions and vote. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.
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Other information
We encourage you to log in to the website and access the webcast approximately 15 minutes before the 2023 Annual Meeting start time. If you experience technical difficulties, please contact the technical support telephone number posted on the virtual shareholder meeting log in page.
Who is entitled to vote?
You may vote if you owned shares of our Common Stock as of the close of business on January 9, 2023, which is the record date. You are entitled to one vote for each share of Common Stock that you own. As of January 9, 2023, we had 202,236,286 shares of Common Stock outstanding.
What shares can I vote?
You may vote all shares of our Common Stock owned by you as of the record date. These shares of our Common Stock include:
•
Shares held directly in your name as the shareholder of record.

•
Shares of which you are the beneficial owner but not the shareholder of record. These are shares that are held for you through a broker, trustee or other nominee such as a bank, including shares purchased through any 401(k) plan or our employee stock purchase plan. For shares held in a plan, vote prior to 11:59 p.m., Eastern Time, on March 6, 2023.

How do I vote my shares?
Registered shareholders
If you hold your shares in your own name as the shareholder of record, you have four options for voting and submitting your proxy before the meeting:

By Internet	By telephone	By mail	Mobile device
We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com in advance of the meeting or during the meeting at www.virtualshareholder meeting.com/ABC2023.	You may vote and submit your proxy by calling 1.800.690.6903 in advance of the meeting.	If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.	Scan the QR code provided on your proxy/voting instruction card
Beneficial owners (shareholders in “street name”)
If you hold your shares through an account with a bank, broker or other nominee, you may view materials at www.proxyvote.com and may vote by completing and signing the voting instruction form that the bank, broker or other nominee will provide to you, or by using telephone or Internet voting arrangements described on the voting instruction form or other materials that the bank, broker or other nominee will provide to you.
How do I revoke my proxy?
If you are the shareholder of record, you may revoke your proxy at any time before the polls close at the meeting. You may revoke your proxy by:
•
Changing your vote in the manner described below.

•
Notifying the Corporate Secretary at AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, Pennsylvania 19428 in writing that you are revoking your proxy prior to 5:00 p.m., Eastern Time, on March 8, 2023.

If you hold your shares through an account with a bank or broker, your ability to revoke your proxy depends on the voting procedures of the bank or broker. Please follow the directions provided to you by your bank or broker.
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Other information
May I change my vote?
You may change your vote at any time before the polls close at the meeting. You may change your vote by:
•
Signing another proxy card with a later date and returning it to us prior to the meeting.

•
Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on March 8, 2023.

•
Virtually attending the meeting and voting online during the meeting. Note that virtual attendance alone will not revoke your prior vote; you must also vote online during the meeting.

If you hold your shares through an account with a bank or broker, your ability to change your vote depends on the voting procedures of the bank or broker. Please follow the directions provided to you by your bank or broker.
What if I return my proxy card but do not provide voting instructions?
Proxy cards that are signed and returned but do not contain instructions will be voted as follows:
•
“For” the election of each of the ten nominees for director named on page 8 of this proxy statement;

•
“For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023;

•
“For” the approval, on an advisory basis, of the fiscal 2022 compensation of our named executive officers as described in this proxy statement;

•
“Every year” on an advisory basis, for the frequency with which we should conduct an advisory vote on the compensation of our named executive officers;

•
“Against” the shareholder proposal set forth in this proxy statement, if properly presented at the 2023 Annual Meeting of Shareholders; and

•
In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?
It means that you have multiple accounts with our transfer agent and/or banks or brokers. Please vote all of your shares of our Common Stock. We recommend that you consolidate as many accounts as possible under the same name and address. For assistance consolidating accounts where you are the shareholder of record, you may contact our transfer agent, Computershare, at 1-800-522-6645.
Will my shares be voted if I do not provide my proxy?
If you are a registered shareholder and do not provide a proxy, in order to vote your shares, you must do so over the Internet or by telephone prior to the meeting or by virtually attending the 2023 Annual Meeting of Shareholders and voting online during the meeting.
If a beneficial owner of shares does not provide the bank or broker holding such shares with specific voting instructions, under the rules of the NYSE, the shareholder’s bank or broker may generally vote on “routine” matters, but cannot vote on “non-routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed non-routine. Proposal 1 (election of directors), Proposal 3 (say-on-pay advisory vote), Proposal 4 (say-on-frequency advisory vote), and Proposal 5 (Shareholder Proposal) are non-routine matters. Proposal 2 (ratification of auditor) is a routine matter. If a shareholder’s bank or broker does not receive the shareholder’s instructions on how to vote the shareholder’s shares on a non-routine matter, the shareholder’s bank or broker will inform the Company it does not have the beneficial owner’s authority to vote on the non-routine matter. In these cases, the broker, bank, or other holder of record can register your shares as being present at the 2023 Annual Meeting of Shareholders for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the NYSE rules. We encourage beneficial shareholders to provide voting instructions to the bank, broker, or agent holding their shares by carefully following the instructions in the notice provided by the shareholder’s bank, broker, or agent.
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Other information
May shareholders ask questions at the meeting?
Yes. If you wish to submit a question, you may do so in two ways. To ask a question in advance of the 2023 Annual Meeting of Shareholders, you may log into www.proxyvote.com and enter your 16-digit control number and use the Submit a Question for Management box. Alternatively, you will be able to submit questions live during the 2023 Annual Meeting of Shareholders through the Q&A box by accessing the meeting website at www.virtualshareholdermeeting.com/ABC2023 if you have entered the meeting website as an authenticated shareholder using your 16-digit control number. After the formal business of the 2023 Annual Meeting of Shareholders has concluded and adjourned, the chair of the 2023 Annual Meeting of Shareholders will answer questions from shareholders during the designated question and answer (“Q&A”) period of the 2023 Annual Meeting of Shareholders agenda.
In order to give as many shareholders as possible the opportunity to ask questions, we ask that questions are succinct and cover only one topic per question. Up to three minutes will be allocated to read and respond to each question that we are able to answer during the 2023 Annual Meeting of Shareholders. The Q&A session will continue until all relevant questions have been answered, subject to time constraints.
Shareholders’ views, constructive comments, and criticisms are welcome, but the Company will not address questions that do not conform with the 2023 Annual Meeting Rules of Conduct, including but not limited to questions that are irrelevant to the business of the Company or to the business of the 2023 Annual Meeting of Shareholders, in furtherance of a shareholder’s personal or business interests, which are not matters of interest to shareholders generally, or out of order or not otherwise suitable for the conduct of the 2023 Annual Meeting of Shareholders. The Rules of Conduct may be found by accessing the meeting website at www.virtualshareholdermeeting.com/ABC2023.
If there are any matters of individual concern to a shareholder or questions that are not answered, they may be raised separately after the 2023 Annual Meeting of Shareholders by contacting Investor Relations at InvestorRelations@amerisourcebergen.com.
How many votes must be present to hold the meeting?
In order for us to conduct our meeting, a majority of the shares of our Common Stock outstanding as of January 9, 2023 must be present in order to constitute a quorum. Your shares are counted as present at the meeting if you virtually attend the meeting or if you properly return a proxy over the Internet, by telephone or by mail. Shares voted by banks or brokers on behalf of beneficial owners are also counted as present at the meeting. In addition, abstentions and broker non-votes will be counted for purposes of establishing a quorum with respect to any matter properly brought before the meeting.
How many votes are needed to elect a director and how are votes counted?
The affirmative vote of a majority of the votes cast will be required for the election of each director (Item 1 on the proxy card).
A majority of the votes cast means that the votes cast “for” a director exceed the number of votes cast “against” that director. Abstentions and broker non-votes are disregarded when determining if a majority of the votes have been cast in favor of a director.
How many votes are needed for Items 2 through 5 to pass and how are the votes counted?
The Company is incorporated in the State of Delaware and our shares are listed on the New York Stock Exchange (“NYSE”). As a result, the Delaware General Corporation Law (“DGCL”) and NYSE listing standards govern the voting standards applicable to actions taken by our shareholders.
Under our bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter are required to approve Items 2, 3, 4 and 5 set forth on the proxy card.
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Other information
Please see the below chart for a summary of the required votes, as well as the impacts of abstentions and broker non-votes, for Items 2 through 5 set forth on the proxy card:
Item		Board voting recommendation	Voting approval standard	Effect of abstention(1)	Effect of broker non-vote(2)
2	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2023	For	Majority of shares present and entitled to vote on the matter	Counted as a vote against	Not applicable
3	Advisory vote to approve the fiscal 2022 compensation of the Company’s named executive officers	For	Majority of shares present and entitled to vote on the matter	Counted as a vote against	No effect
4	Advisory vote on the frequency of a shareholder vote on the compensation of the Company’s named executive officers	For the frequency of every year	Majority of shares present and entitled to vote on the matter	Counted as a vote against	No effect
5	Shareholder proposal on ratification of termination pay	Against	Majority of shares present and entitled to vote on the matter	Counted as a vote against	No effect

(1)
Under the DGCL, shares that abstain with respect to Items 2, 3, 4 and 5 constitute shares that are present and entitled to vote and, accordingly, have the practical effect of being voted “against” such items.

(2)
Under NYSE rules, Item 2 is considered a “routine” proposal on which brokers are permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. However, Items 3 through 5 are not considered to be routine matters and brokers will not be entitled to vote thereon unless beneficial owners provide voting instructions. Accordingly, broker non-votes will not be counted toward the tabulation of votes on Items 3, 4, and 5.

How will proxies be voted on other items or matters that properly come before the meeting?
If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.
Is AmerisourceBergen aware of any other items of business that will be presented at the meeting?
We are not aware of any other business to be presented at the 2023 Annual Meeting of Shareholders. However, if any other matter should properly come before the 2023 Annual Meeting of Shareholders, the accompanying proxy confers discretionary authority with respect to such matter.
Will there be any further solicitation of proxies for the meeting?
Our directors, officers and employees may solicit proxies by telephone, text message, email, facsimile or in person. In addition, we have hired Morrow Sodali (“Morrow”), 333 Ludlow St, 5th Floor, South Tower, Stamford, CT 06902 to assist us in soliciting proxies, if necessary. Morrow may solicit proxies by telephone, text message, email, facsimile or in person. We will pay Morrow a fee of  $12,000, plus expenses, for providing such services. We reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of our Common Stock. All costs and expenses of any solicitation, including the cost of preparing this proxy statement and posting it on the Internet and mailing the Notice of Internet Availability of Proxy Materials, will be borne by AmerisourceBergen.
Will the director nominees be in attendance at the meeting?
We currently expect all of our director nominees to virtually attend the 2023 Annual Meeting of Shareholders and all directors are expected to attend our annual meetings pursuant to our governance principles. All of our directors attended the 2022 Annual Meeting of Shareholders.
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Other information
Requirements for submission of proxy proposals, nomination of directors and other business of shareholders
Shareholder proposals for inclusion in the 2024 proxy statement
Any shareholder proposal that is intended to be presented by such shareholder at AmerisourceBergen’s 2024 Annual Meeting of Shareholders must be received in writing by September 29, 2023 in order to be considered for inclusion in the 2024 proxy statement and the form of proxy relating to the 2024 Annual Meeting of Shareholders. All proposals should be submitted, along with proof of ownership of AmerisourceBergen Common Stock in accordance with SEC Rule 14a-8(e)(2), to: Corporate Secretary, AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, PA 19428. Shareholder proposals must comply with SEC Rule 14a-8, Delaware law and our bylaws. Failure to deliver a proposal by these means may result in it not being deemed timely received.
Other shareholder proposals for presentation at the 2024 annual meeting of shareholders
Shareholders of record who do not submit a proposal for inclusion in AmerisourceBergen’s proxy materials under SEC Rule 14a-8, but who instead intend to nominate a person for election as director or to introduce an item of business at the 2024 Annual Meeting of Shareholders must provide advance written notice to us in accordance with our bylaws. Our bylaws set forth the procedures that must be followed and the information that must be provided in order for a shareholder to nominate a person for election as director or to introduce an item of business at the 2024 Annual Meeting of Shareholders. We must receive notice of your intention to introduce a nomination or other item of business at the 2024 Annual Meeting of Shareholders no earlier than November 10, 2023 and no later than December 10, 2023. Such notice should be addressed to Corporate Secretary, AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, PA 19428, and must include the information set forth in our bylaws. You may obtain a copy of our bylaws upon request by writing to the Secretary at our principal executive offices. The proxy solicited by our Board for the 2024 Annual Meeting of Shareholders will confer discretionary authority with respect to any such proposal.
The chair of the 2024 Annual Meeting of Shareholders may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the procedures set forth for such matters in our bylaws.
Proxy access shareholder proposals for the 2024 Annual Meeting of Shareholders
Eligible shareholders who do not seek to use the advance notice provisions for nomination of directors in Section 2.03(c) of our bylaws, but who instead intend to nominate a person for election as director under the proxy access provision in our bylaws must comply with the provisions of and provide notice to us in accordance with Section 3.16 of our bylaws. That Section sets forth the shareholder eligibility requirements and other procedures that must be followed and the information that must be provided to us in order for an eligible shareholder to have included in our proxy materials for the 2024 Annual Meeting of Shareholders up to two nominees for election as director at the Annual Meeting of Shareholders. We must receive the required notice and information specified in Section 3.16 no earlier than August 30, 2023 and no later than September 29, 2023. Such notice should be addressed to: Corporate Secretary, AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, PA 19428. You may obtain a copy of our bylaws upon request by writing to the Secretary at our principal executive offices. The proxy solicited by our Board of Directors for the 2024 Annual Meeting of Shareholders will confer discretionary authority with respect to any such nomination.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 9, 2024.
2023 proxy statement      93

Other information
Other shareholder communications with the Board
Interested parties may communicate with the Board by submitting at any time in writing to: Corporate Secretary, AmerisourceBergen Corporation, 1 West First Avenue, Conshohocken, PA 19428. These communications may be from an interested party to the Board, any committee or any director on matters that relate reasonably to their respective duties and responsibilities. Such communications do not include shareholder proposals (discussed above) and shareholder recommendations for director nominee candidates (discussed under “Corporate governance and related matters — Shareholder recommendations for director nominees”). AmerisourceBergen’s Secretary will determine, in his good faith judgment, which communications will be relayed to the Board, any committee or any director.
Householding
As permitted by the rules of the SEC, we have adopted the procedure of  “householding” whereby we deliver a single set of proxy materials to one address shared by two or more of our shareholders. This procedure can result in significant cost savings. We have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We will promptly deliver, upon written or oral request, a separate copy of the proxy materials to any shareholder at the shared address to which a single copy of these documents was delivered.
To make such a request, please contact Broadridge Financial Solutions, Inc. at:	Broadridge Financial Solutions, Inc. Attention: Householding Department 51 Mercedes Way Edgewood, New York 11717	1.866.540.7095
If you are a shareholder currently sharing an address with another of our shareholders and wish to have your future proxy materials householded, or your materials are currently householded and you would prefer to receive separate materials in the future, please make a request to change your householding status, as indicated above.
94      2023 proxy statement

Appendix A
Supplemental information: GAAP to non-GAAP reconciliation
To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we have presented the following non-GAAP financial measures elsewhere in this proxy statement:
(i)
adjusted operating income;

(ii)
adjusted diluted earnings per share; and

(iii)
adjusted free cash flow.

The non-GAAP financial measures should be viewed in addition to, and not in lieu of, financial measures calculated in accordance with GAAP. These supplemental measures may vary from, and may not be comparable to, similarly titled measures by other companies.
The following is a reconciliation of the identified GAAP financial measures to their most directly comparable non-GAAP financial measures:
	Fiscal year ended September 30, 2022
(in thousands, except per share data)	Operating income ($)	Diluted earnings per share ($)
GAAP	2,366,378	8.04
Gains from antitrust litigation settlements	(1,835)	(0.01)
Turkey highly inflationary impact	40,033	0.25
LIFO expense	67,171	0.25
Acquisition-related intangibles amortization	304,551	1.10
Litigation and opioid-related expenses	123,191	0.47
Acquisition, integration, and restructuring expenses	183,059	0.70
Gain on remeasurement of equity investment	—	(0.02)
Goodwill impairment	75,936	0.14
Impairment of assets	4,946	0.02
Gain on sale of non-core businesses	—	(0.20)
Certain discrete tax benefits	—	0.08
Tax reform(1)	—	0.22
Adjusted non-GAAP	3,163,430	11.03(2)

(1)
Includes tax expense relating to Swiss tax reform and a loss on the currency remeasurement of the related deferred tax assets, the latter of which is recorded within Other Income, Net in our Consolidated Statement of Operations.

(2)
The sum of the components does not equal the total due to rounding.

In addition, for the fiscal year ended September 30, 2022, adjusted free cash flow of  $2,977.8 million consisted of net cash provided by operating activities of  $2,703.1 million, minus capital expenditures of  $496.3 million and the gains from antitrust litigation settlements of  $1.8 million, plus legal settlement payments of  $772.9 million.
The non-GAAP financial measures are presented because management uses non-GAAP financial measures to:
•
evaluate the Company’s operating performance,

•
perform financial planning, and

•
determine incentive compensation.

Therefore, the Company believes that the presentation of non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors. The presented non-GAAP
2023 proxy statement      A-1

Appendix A
financial measures exclude items that management does not believe reflect the Company’s core operating performance because such items are outside the control of the Company or are inherently unusual, non-operating, unpredictable, non-recurring, or non-cash. We have included the following non-GAAP earnings-related financial measures in this proxy statement:
Adjusted operating income
Adjusted operating income is a non-GAAP financial measure that excludes:
•
gains from antitrust litigation settlements;

•
Turkey highly inflationary impact;

•
LIFO expense;

•
acquisition-related intangibles amortization;

•
litigation and opioid-related expenses;

•
acquisition, integration and restructuring expenses;

•
goodwill impairment; and

•
impairment of assets.

Acquisition-related intangibles amortization is excluded because it is a non-cash item and does not reflect the operating performance of the acquired companies. We exclude acquisition, integration, and restructuring expenses that are unpredictable and/or non-recurring. We exclude the amount of litigation settlements and other expenses, such as goodwill impairment and the impairment of assets, that are unusual, non-operating, unpredictable, non-recurring or non-cash in nature because we believe these exclusions facilitate the analysis of our ongoing operational performance.
Adjusted diluted earnings per share
Adjusted diluted earnings per share excludes (in each case net of the tax effect calculated using the applicable effective tax rate for those items):
•
the per share impact of adjustments, including gains from antitrust litigation settlements;

•
Turkey highly inflationary impact;

•
LIFO expense;

•
acquisition-related intangibles amortization;

•
litigation and opioid-related expenses;

•
acquisition, integration and restructuring expenses;

•
gain on remeasurement of equity investment;

•
gain/loss on sale of non-core businesses;

•
goodwill impairment; and

•
impairment of assets.

In addition, the per share impact of certain benefits and expenses relating to tax reforms in Switzerland and the UK are excluded from adjusted diluted earnings per share. Management believes that this non-GAAP financial measure is useful to investors because it eliminates the per share impact of the items that are outside the control of the Company or that we consider to not be indicative of our ongoing operating performance due to their inherent unusual, non-operating, unpredictable, non-recurring, or non-cash nature.
Adjusted free cash flow
Adjusted free cash flow is a non-GAAP financial measure defined as net cash provided by operating activities, excluding significant unpredictable or non-recurring cash payments or receipts relating to legal settlements, minus capital expenditures. Adjusted free cash flow is used internally by management for measuring operating cash flow generation and setting performance targets and has historically been used as one of the means of providing guidance on possible future cash flows.
A-2      2023 proxy statement

AmerisourceBergen

© 2023 AmerisourceBergen ENT1469

SCAN TO VIEW MATERIALS & VOTE AMERISOURCEBERGEN CORPORATION ATTN: CORPORATE SECRETARY 1 WEST FIRST AVENUE CONSHOHOCKEN, PA 19428 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 8, 2023 for shares held directly and by 11:59 p.m. Eastern Time on March 6, 2023 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting — Go to www.virtualshareholdermeeting.com/ABC2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 8, 2023 for shares held directly and by 11:59 p.m. Eastern Time on March 6, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D94583-P83452-Z84030 AMERISOURCEBERGEN CORPORATION The Board of Directors recommends you vote FOR each of the listed nominees and FOR proposals 2 and 3. 1. Election of Ten Directors. For Against Abstain Nominees:! ! ! 1a. Ornella Barra Abstain Against For 2. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023. ! ! ! ! ! ! 1b. Steven H. Collis! ! ! ! ! ! 3. Advisory vote to approve the compensation of the Company’s named executive officers. 1c. D. Mark Durcan ! ! ! 1 Year The Board of Directors recommends you vote 1 year on the following proposal: Abstain 3 Years 2 Years 1d. Richard W. Gochnauer ! ! ! ! ! ! ! 4. Advisory vote on the frequency of a shareholder vote on the compensation of the Company’s named executive officers. 1e. Lon R. Greenberg ! ! ! For Against Abstain 1f. Kathleen W. Hyle The Board of Directors recommends you vote AGAINST proposal 5. ! ! ! ! ! ! 5. Shareholder proposal regarding shareholder ratification of termination pay. 1g. Lorence H. Kim, M.D. ! ! ! 1h. Henry W. McGee NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof. ! ! ! 1i. Redonda G. Miller, M.D. ! ! ! 1j. Dennis M. NallyPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney-in-fact, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer(s) and specify the title(s) of such officer(s).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Letter to Shareholders and Annual Report on Form 10-K areavailable at www.proxyvote.com. D94584-P83452-Z84030 AMERISOURCEBERGEN CORPORATION Annual Meeting of Shareholders March 9, 2023 3:00 PM EST This proxy is solicited by the Board of Directors The undersigned shareholder of AmerisourceBergen Corporation, a Delaware corporation, hereby appoints Steven H. Collis, Elizabeth S. Campbell, and Kourosh Q. Pirouz, or any one of them, as proxies, each with the power to appoint his or her substitute and to act alone, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AMERISOURCEBERGEN CORPORATION that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held virtually at 3:00 PM, EST on March 9, 2023, at www.virtualshareholdermeeting.com/ABC2023 and any adjournment, postponement, or continuation thereof. If the undersigned holds shares of common stock of AmerisourceBergen Corporation in the corporation’s employee stock purchase plan or in a benefit plan of the corporation, the undersigned hereby authorizes and directs the trustee or administrator of the respective plan to vote all shares in the account of the undersigned under the respective plan in the manner indicated on the reverse side of this ballot at the Annual Meeting, and any adjournment, postponement or continuation thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of each of the nominees, FOR proposals 2 and 3, 1 YEAR on proposal 4, and AGAINST proposal 5. In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof. Continued and to be signed on reverse side